UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04098

Name of Registrant: Vanguard Chester Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2015 – March 31, 2016

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2016

Vanguard PRIMECAP Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	12
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2016
Total
Returns
Vanguard PRIMECAP Fund
Investor Shares	6.64%
Admiral™ Shares	6.67
S&P 500 Index	8.49
Multi-Cap Growth Funds Average	2.63
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2015, Through March 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard PRIMECAP Fund
Investor Shares	$96.99	$97.74	$1.114	$4.780
Admiral Shares	100.53	101.26	1.236	4.951

1

Chairman’s Letter

Dear Shareholder,

Vanguard PRIMECAP Fund generally followed the same patchy but positive path as the broader stock market over the six months ended March 31, 2016. However, the fund’s lows were a bit lower than the market’s, and it didn’t quite hit all of the market’s high notes, either.

PRIMECAP recorded a solid return of about 7% over the period, but it trailed its benchmark, the Standard & Poor’s 500 Index, by nearly 2 percentage points. Still, it finished well ahead of the nearly 3% average return of its multi-capitalization growth peers.

Stocks charted an uneven course en route to a favorable outcome
The broad U.S. stock market returned about 7% for the six months. The period began and ended strongly, with fluctuations in the middle as China’s economic slowdown and falling oil and commodity prices worried investors.

Stocks rallied in March as investors again seemed encouraged by news about monetary policy. The Federal Reserve indicated, after a mid-March meeting, that it would raise interest rates fewer times in 2016 than previously anticipated. And central bankers in Europe and Asia kept up stimulus measures to combat weak growth and low inflation.

2

International stocks returned about 3% for the period after surging more than 8% in March. Stocks from emerging markets and from developed markets of the Pacific region outperformed European stocks, which were nearly flat.

Bonds produced gains following a subpar start
After posting weak results for the first three months of the period, bonds managed solid gains. The broad U.S. taxable bond market returned 2.44% for the fiscal half year.

With stocks volatile and the Fed proceeding cautiously with rate hikes, bonds proved attractive. The yield of the 10-year U.S. Treasury note closed at 1.77% at the end of March, down from 2.05% six months earlier. (Bond prices and yields move in opposite directions.)

Returns for money market funds and savings accounts remained limited by the Fed’s target rate of 0.25%–0.5% —still low despite rising a quarter of a percentage point in December.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.90%. International bonds got a boost as foreign currencies strengthened against the dollar, a turnabout from the trend of recent years. Even without this currency benefit, however, international bond returns were solidly positive.

Market Barometer

			Total Returns
		Periods Ended March 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	7.75%	0.50%	11.35%
Russell 2000 Index (Small-caps)	2.02	-9.76	7.20
Russell 3000 Index (Broad U.S. market)	7.30	-0.34	11.01
FTSE All-World ex US Index (International)	3.09	-8.53	0.70

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.44%	1.96%	3.78%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.20	3.98	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.04

CPI
Consumer Price Index	0.08%	0.85%	1.28%

3

Technology stocks delivered, while health care struggled
Since its 1984 inception, Vanguard PRIMECAP Fund’s overall performance has been noticeably better than that of its comparative standards, recording an average annual return of about 13% through March 31. Both the broad market and the S&P 500 Index have posted average annual returns of about 11% over that span, while the average annual return of multi-cap growth funds has been about 10%.

Such long-term outperformance, which is rather unusual, is a result of the portfolio manager’s conviction, patience, and skill. PRIMECAP Management Company, the fund’s advisor, has achieved success by constructing and managing a portfolio that is quite different from its benchmark. This approach offers potential rewards but also brings the risk of occasional short-term underperformance.

The information technology and health care sectors have dominated the portfolio’s holdings over the years, and the recent six-month period was no exception. Their outcomes, however, were at opposite ends of the spectrum—IT boosted the fund’s return the most, and health care hurt it the most.

IT holdings accounted for more than 35% of the PRIMECAP Fund’s portfolio on average and returned about 16%, handily outpacing those of the benchmark. Software, internet, semiconductor, and hardware companies contributed most to results. PRIMECAP Management provides

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
PRIMECAP Fund	0.40%	0.34%	1.25%

The fund expense ratios shown are from the prospectus dated January 28, 2016, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2016, the fund’s annualized expense ratios were 0.38% for Investor Shares and 0.32% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Multi-Cap Growth Funds.

4

valuable research and insight into the industry, which is defined by innovation and marked by fierce competition as corporations move toward cloud computing and consumers seek the latest gadgets.

The fund’s allocation to health care stocks approached an average of nearly 29% over the period, about double that of the benchmark. The large exposure was a disadvantage. The sector returned about –3% for the fund, compared with more

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones.
So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for
Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

5

than 3% for the benchmark. Most of the weakness came from pharmaceutical and biotechnology stocks, which slid as the possibility of increased government regulation threatened future profits. A slowdown in merger and acquisition activity also didn’t help stock prices, and biotech stocks felt the burden of high valuations.

Industrials was the only other sector to which the PRIMECAP Fund devoted more than 9% of its holdings. Results here were generally solid; airline and air freight and logistics firms were the top contributors as lower fuel prices saved costs.

For more about the advisor’s strategy and the fund’s positioning during the six months, please see the Advisor’s Report that follows this letter.

Consider rebalancing to manage your risk
Let’s say you’ve taken the time to carefully create an appropriate asset allocation for your investment portfolio. Your efforts have produced a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance

But what should you do when your portfolio drifts from its original asset allocation as the financial markets rise or fall? Consider rebalancing to bring it back to the proper mix.

Just one year of outsized returns can throw your allocation out of whack. Take 2013 as an example. That year, the broad stock market (as measured by the Russell 3000 Index) returned 33.55% and the broad taxable bond market (as measured by the Barclays U.S. Aggregate Bond Index) returned –2.02%. A hypothetical portfolio that tracked the broad domestic market indexes and started the year with 60% stocks and 40% bonds would have ended with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing to bring your portfolio back to its original targets would require you to shift assets away from areas that have been performing well toward those that have been falling behind. That isn’t easy or intuitive. It’s a way to minimize risk rather than maximize returns and to stick with your investment plan through different types of markets. (You can read more about our approach in Best Practices for Portfolio Rebalancing at vanguard.com/ research.)

It’s not necessary to check your portfolio every day or every month, much less rebalance it that frequently. It may be more appropriate to monitor it annually or semiannually and rebalance when your allocation swings 5 percentage points or more from its target.

It’s important, of course, to be aware of the tax implications. You’ll want to consult with your tax advisor, but generally speaking, it may be a good idea to make any asset changes within a tax-advantaged retirement account or to direct new cash flows into the underweighted asset class.

6

However you go about it, keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 12, 2016

7

Advisor’s Report

For the six months ended March 31, 2016, Vanguard PRIMECAP Fund returned 6.64% for Investor Shares and 6.67% for Admiral Shares, trailing the 8.49% return of its benchmark, the unmanaged Standard & Poor’s 500 Index, while surpassing the 2.63% average return of its multi-capitalization growth fund competitors. Unfavorable stock selection and an overweight position in health care, the worst-performing sector over the period, as well as the fund’s underweight positions in consumer staples, utilities, and telecommunication services, were the primary sources of underperformance relative to the unmanaged S&P 500 Index. These negatives were partially offset by favorable stock selection and an overweight position in information technology, as well as an underweight position in financials, the worst-performing sector in the benchmark.

The investment environment
The six months were characterized by significant volatility in various financial markets worldwide, including the U.S. equity markets. Stocks rallied from the beginning of October through the end of December, then sold off sharply in January and early February before rallying into the end of March. The February stock market trough roughly coincided with the bottom in West Texas Intermediate crude oil, which fell to $26 per barrel before rebounding to end March at $38.

Contrary to the expectations of many investors, Treasury bond yields fell as the Federal Reserve signaled it would raise interest rates more gradually than it had planned going into 2016. Faced with lower net interest margins, financials underperformed the S&P 500 Index by nearly 8%, with some of the largest banks and brokerages faring far worse. Sluggish economic growth and below-target inflation led central banks in Europe and Japan to introduce negative short-term interest rates and ramp up government bond purchases, further pressuring already-low long-term interest rates. Ten-year German and Japanese bonds currently yield within 15 basis points of 0%, an unprecedented situation.

Relative to the economies of other developed countries, the U.S. economy was a bright spot as real gross domestic product (GDP) continued to expand at a modest pace (+2.4% in 2015). Supported by rising incomes, healthy household balance sheets, low inflation (in part because of falling energy prices), and improving access to historically inexpensive credit, U.S. consumer spending appears to be on solid footing. We are concerned, however, by the upcoming presidential election. Candidates on both sides have vilified U.S. corporations and espoused trade policies that could harm global companies, including many of the fund’s holdings.

Outlook for U.S. equities
S&P 500 Index earnings per share are expected to decline 7% in the first calendar quarter of 2016, the worst performance since the third calendar quarter of 2009. Even excluding the troubled energy sector, earnings per share are expected to decline

8

by 2%. Trading at approximately 16.5 times the next 12 months’ estimated earnings per share, the S&P 500 Index appears fully valued by historical standards. However, with the 10-year Treasury bond yielding 1.8%, well below the S&P 500 Index dividend yield of 2.3%, we continue to believe that stocks represent a more attractive investment than bonds at current prices. We find certain stocks to be attractively valued, notably the fund’s biotechnology holdings, which, after a period of significant underperformance, trade at a discount to the S&P 500 Index price-to-earnings multiple in spite of their far superior long-term growth prospects.

Portfolio update and outlook
Although the fund’s total return exceeded that of the S&P 500 Index during the fourth calendar quarter of 2015 thanks to favorable sector allocations and strong selection in information technology, this was more than offset by relative underper-formance during the first calendar quarter of 2016. Sector allocations (overweighted in health care and underweighted in consumer staples, utilities, and telecom) became a challenge, and several of the fund’s largest pharmaceutical and biotech holdings declined.

After several consecutive years of outperformance, the health care sector lagged the S&P 500 Index over the six months. Biotech stocks (defined as the AMEX Biotechnology Index) were hit especially hard, declining 14%, compared with a 3% increase in the S&P 500 Index health care sector. The decline was precipitated by price increases of high-profile generic drugs and subsequent broader scrutiny of the biotech and pharmaceutical industry. Novartis (–19%), Eli Lilly (–13%), Biogen (–11%), and Roche (–3%) detracted most. Biotech and pharmaceutical holdings constituted 22% of the fund’s assets at the end of the period, more than double the S&P 500 Index weighting of 9%. In spite of the near-term uncertainty and current political rhetoric over drug pricing, we believe that the industry’s fundamentals remain intact and that demand for health care products will continue to grow, driven by demographic trends and the potential for safer and more effective therapies.

We believe that companies which develop novel therapies that extend lives and represent meaningful advancements will ultimately receive favorable pricing and reimbursement for their products.

The fund also remains overweighted in information technology stocks, which constituted about 36% of assets on average, compared with 21% in the S&P 500 Index. The fund’s largest IT holdings are in software, semiconductor, and internet stocks. S&P 500 Index internet (+21%) and software (+20%) stocks significantly outperformed the sector (+12%) for the six months, with semiconductors (+12%) about the same as the overall sector. The fund’s holdings in these industries performed relatively in line with their underlying S&P 500 industry indexes. Strong relative performance in hardware, thanks to gains in Hewlett Packard Enterprise (+23% for the fund)

9

and a minimal position in Apple (flat), led the fund’s holdings to outperform the S&P 500 Index IT sector.

Although industry research firm Gartner expects global IT spending to fall 0.5% (+1.6% in constant currency) in 2016, we remain confident in the long-term outlook for the fund’s holdings. Microsoft and Adobe, its largest software holdings, are transforming their products and business models to adapt to the “cloud,” where resources are consumed on demand over the internet. Alphabet and Alibaba, the fund’s largest internet holdings, are growing rapidly as consumers worldwide spend more time and money on internet-based services. Texas Instruments and NVIDIA, two of the fund’s largest semiconductor holdings, stand to benefit from secular trends such as virtual reality, artificial intelligence, and the incorporation of connectivity into previously unconnected objects. Although the fund’s hardware holdings, including Hewlett Packard Enterprise and NetApp, face more challenging transitions to the cloud, they trade at extremely low valuations that more than compensate investors for the associated risks.

Over 6% of the fund’s assets were invested in airline stocks as of March 31. Industry fundamentals remain strong, with robust traffic leading to high load factors and lower fuel costs boosting earnings. Nevertheless, investors remain leery of the industry. We recognize that terrorism presents a significant risk and are especially concerned given the recent terrorist attacks in Paris and Brussels. But we believe that structural changes over the last several years—the most important of which is industry consolidation—have enabled airlines to prosper under normal conditions. Furthermore, the industry benefits from secular trends, as demonstrated by the fact that global passenger traffic growth of 6% far exceeds real global GDP growth. In spite of these positives, several of our airline holdings trade at among the lowest price-to-earnings multiples in the S&P 500 Index.

The fund remains significantly underweighted in energy stocks. We have found few compelling investments in the sector, as we believe current valuations (over 60 times forward earnings per share) assume a significant increase in oil prices from recent levels. We view declining production costs and slower demand from China and other emerging markets as secular, not cyclical, trends. And new technologies such as vehicle electrification may reduce oil demand over the long term.

After rallying strongly during the six months as investors flocked to perceived safe haven investments, telecommunication services, utilities, and consumer staples stocks appear stretched relative to their growth prospects. For example, consumer staples stocks trade for 21 times forward earnings per share, the most expensive sector on a price-to-earnings basis except for the reeling energy sector, in spite of minimal expected revenue growth.

10

Conclusion
We remain committed to our investment philosophy, which is to invest in attractively priced stocks for the long term. This “bottom-up” approach often results in a portfolio that bears little resemblance to a market index; therefore, our results often deviate substantially from those of the index. Furthermore, our long-term investment horizon results in low portfolio turnover, which creates the possibility for extended periods of underperformance when the stocks in our portfolio fall out of favor. We nonetheless believe that this approach can generate superior results for shareholders over the long term.

PRIMECAP Management Company

April 14, 2016

PRIMECAP Fund

Fund Profile
As of March 31, 2016

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VPMCX	VPMAX
Expense Ratio[1]	0.40%	0.34%
30-Day SEC Yield	1.35%	1.43%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	FA Index
Number of Stocks	128	504	3,900
Median Market Cap	$58.0B	$79.4B	$52.5B
Price/Earnings Ratio	20.3x	20.5x	21.8x
Price/Book Ratio	3.6x	2.8x	2.7x
Return on Equity	19.1%	18.5%	17.5%
Earnings Growth
Rate	8.5%	7.6%	8.0%
Dividend Yield	1.8%	2.2%	2.1%
Foreign Holdings	9.7%	0.0%	0.0%
Turnover Rate
(Annualized)	7%	—	—
Short-Term Reserves	3.7%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index FA Index
Consumer
Discretionary	8.6%	12.9%	13.6%
Consumer Staples	0.7	10.4	9.2
Energy	1.5	6.8	6.1
Financials	6.8	15.6	17.4
Health Care	26.5	14.3	13.7
Industrials	16.7	10.1	10.7
Information
Technology	36.4	20.8	20.1
Materials	1.7	2.8	3.2
Telecommunication
Services	1.1	2.8	2.5
Utilities	0.0	3.5	3.5

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.90	0.91
Beta	0.96	0.94
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Biogen Inc.	Biotechnology	5.4%
Amgen Inc.	Biotechnology	5.1
Alphabet Inc.	Internet Software &
	Services	4.7
Microsoft Corp.	Systems Software	4.7
Eli Lilly & Co.	Pharmaceuticals	4.6
Adobe Systems Inc.	Application Software	4.4
Texas Instruments Inc.	Semiconductors	4.4
FedEx Corp.	Air Freight &
	Logistics	3.4
Southwest Airlines Co.	Airlines	3.4
Roche Holding AG	Pharmaceuticals	3.1
Top Ten		43.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 28, 2016, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2016, the annualized expense ratios were 0.38% for Investor Shares and 0.32% for Admiral Shares.

12

PRIMECAP Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2005, Through March 31, 2016

Average Annual Total Returns: Periods Ended March 31, 2016

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	11/1/1984	-1.64%	12.40%	8.54%
Admiral Shares	11/12/2001	-1.59	12.49	8.65

See Financial Highlights for dividend and capital gains information.

13

PRIMECAP Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.0%)
Consumer Discretionary (8.3%)
	L Brands Inc.	9,714,418	853,023
	TJX Cos. Inc.	7,104,300	556,622
	Ross Stores Inc.	9,045,200	523,717
^	Sony Corp. ADR	17,564,300	451,754
	Walt Disney Co.	4,450,000	441,929
	Carnival Corp.	7,201,500	380,023
*	Bed Bath & Beyond Inc.	2,300,975	114,220
*	Amazon.com Inc.	192,265	114,136
	Royal Caribbean
	Cruises Ltd.	1,250,000	102,688
	Time Warner Cable Inc.	293,304	60,016
	VF Corp.	772,400	50,021
	Whirlpool Corp.	135,000	24,346
	Newell Rubbermaid Inc.	505,000	22,366
	Las Vegas Sands Corp.	400,000	20,672
	McDonald’s Corp.	144,100	18,110
	Marriott International Inc.
	Class A	220,000	15,660
*	CarMax Inc.	161,100	8,232
	Hilton Worldwide
	Holdings Inc.	280,000	6,306
	Comcast Corp. Class A	52,800	3,225
*	AutoZone Inc.	2,100	1,673
			3,768,739
Consumer Staples (0.6%)
	CVS Health Corp.	2,249,065	233,296
	Tyson Foods Inc. Class A	835,000	55,661
			288,957
Energy (1.4%)
	Schlumberger Ltd.	2,935,900	216,522
	EOG Resources Inc.	2,145,000	155,684
^	Transocean Ltd.	9,282,079	84,838
	Noble Energy Inc.	2,475,000	77,740
	Exxon Mobil Corp.	615,000	51,408
	National Oilwell Varco Inc.	580,000	18,038

			Market
			Value•
		Shares	($000)
*	Cameron International
	Corp.	186,200	12,485
	Cabot Oil & Gas Corp.	290,000	6,586
^,*	Southwestern Energy Co.	700,000	5,649
*	Petroleo Brasileiro SA
	ADR Preference Shares	600,000	2,718
*	Petroleo Brasileiro SA ADR	400,000	2,336
			634,004
Financials (6.5%)
	Charles Schwab Corp.	25,733,100	721,041
	Marsh & McLennan
	Cos. Inc.	10,456,100	635,626
	JPMorgan Chase & Co.	9,008,500	533,483
	Wells Fargo & Co.	11,020,000	532,927
	Progressive Corp.	6,463,000	227,110
	US Bancorp	3,425,000	139,021
	CME Group Inc.	864,150	83,002
	Discover Financial
	Services	1,216,100	61,924
	American Express Co.	422,100	25,917
	Chubb Ltd.	42,133	5,020
			2,965,071
Health Care (25.5%)
*	Biogen Inc.	9,455,200	2,461,378
	Amgen Inc.	15,527,800	2,328,083
	Eli Lilly & Co.	29,110,000	2,096,211
	Roche Holding AG	5,681,300	1,394,988
	Novartis AG ADR	12,353,965	894,921
	Medtronic plc	8,626,952	647,021
*	Boston Scientific Corp.	27,842,560	523,719
	Thermo Fisher
	Scientific Inc.	2,641,000	373,939
	Abbott Laboratories	6,617,234	276,799
	AstraZeneca plc ADR	7,600,500	214,030
	Johnson & Johnson	1,190,000	128,758
	Sanofi ADR	1,545,000	62,047
	Zimmer Biomet
	Holdings Inc.	340,000	36,254

14

PRIMECAP Fund

			Market
			Value•
		Shares	($000)
	Agilent Technologies Inc.	880,500	35,088
	AbbVie Inc.	600,000	34,272
	Stryker Corp.	250,000	26,823
	GlaxoSmithKline plc ADR	600,000	24,330
			11,558,661
Industrials (16.0%)
	FedEx Corp.	9,481,068	1,542,759
1	Southwest Airlines Co.	34,210,300	1,532,621
	Airbus Group SE	11,130,758	737,497
1	Alaska Air Group Inc.	6,431,800	527,536
	Honeywell
	International Inc.	3,390,000	379,850
	American Airlines
	Group Inc.	7,929,100	325,172
*	United Continental
	Holdings Inc.	5,380,800	322,095
	Caterpillar Inc.	4,135,000	316,493
	Union Pacific Corp.	3,567,400	283,787
	Deere & Co.	3,083,300	237,383
	United Parcel Service Inc.
	Class B	2,181,070	230,037
	Delta Air Lines Inc.	4,538,000	220,910
	Boeing Co.	1,200,000	152,328
	United Technologies Corp.	1,087,000	108,809
	Pentair plc	1,370,000	74,336
	CH Robinson
	Worldwide Inc.	1,000,000	74,230
	Safran SA	1,036,800	72,369
	CSX Corp.	2,390,000	61,543
	Expeditors International
	of Washington Inc.	600,000	29,286
*	Hertz Global Holdings Inc.	2,090,000	22,008
	Rockwell Automation Inc.	157,250	17,887
	Tyco International plc	200,000	7,342
	Norfolk Southern Corp.	83,687	6,967
	Republic Services Inc.
	Class A	17,000	810
			7,284,055
Information Technology (34.9%)
	Microsoft Corp.	38,467,300	2,124,549
*	Adobe Systems Inc.	21,161,770	1,984,974
	Texas Instruments Inc.	34,459,000	1,978,636
*	Alphabet Inc. Class A	1,419,843	1,083,198
*	Alphabet Inc. Class C	1,425,903	1,062,226
*	Alibaba Group Holding
	Ltd. ADR	8,310,900	656,810
	Intel Corp.	18,310,500	592,345
	Hewlett Packard
	Enterprise Co.	27,780,885	492,555
	Intuit Inc.	4,725,000	491,447
	QUALCOMM Inc.	9,130,050	466,911
	EMC Corp.	17,094,600	455,571

			Market
			Value•
		Shares	($000)
	NVIDIA Corp.	12,675,000	451,610
	KLA-Tencor Corp.	6,198,100	451,284
	Cisco Systems Inc.	15,107,950	430,123
	HP Inc.	32,119,885	395,717
	NetApp Inc.	14,427,200	393,718
	Telefonaktiebolaget LM
	Ericsson ADR	36,198,004	363,066
*	Micron Technology Inc.	31,170,000	326,350
	Oracle Corp.	6,525,000	266,938
	Activision Blizzard Inc.	6,183,300	209,243
	SanDisk Corp.	2,211,416	168,245
1	Plantronics Inc.	3,701,500	145,062
	Visa Inc. Class A	1,785,000	136,517
	Analog Devices Inc.	2,260,000	133,769
	Corning Inc.	5,243,200	109,530
^,*	BlackBerry Ltd.	10,438,600	84,448
*	PayPal Holdings Inc.	1,708,200	65,936
	Apple Inc.	552,000	60,162
	MasterCard Inc. Class A	532,500	50,321
*	Yahoo! Inc.	1,163,100	42,814
*	eBay Inc.	1,729,500	41,266
*	Rambus Inc.	2,685,000	36,919
*	Entegris Inc.	2,583,472	35,187
*	salesforce.com inc	282,000	20,820
	Applied Materials Inc.	970,000	20,545
	ASML Holding NV	98,175	9,856
*	Keysight Technologies Inc.	340,000	9,432
*	Twitter Inc.	161,000	2,665
			15,850,765
Materials (1.7%)
	Monsanto Co.	6,050,125	530,838
	Praxair Inc.	925,000	105,866
	Potash Corp. of
	Saskatchewan Inc.	4,919,200	83,725
	Celanese Corp. Class A	535,000	35,043
	LyondellBasell Industries
	NV Class A	9,400	804
			756,276
Telecommunication Services (1.1%)
	AT&T Inc.	12,371,642	484,597
Total Common Stocks
(Cost $21,848,603)			43,591,125
Temporary Cash Investment (3.8%)
Money Market Fund (3.8%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.495%
	(Cost $1,713,089) 1,713,088,650		1,713,089
Total Investments (99.8%)
(Cost $23,561,692)			45,304,214

15

PRIMECAP Fund

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard	3,817
Receivables for Investment Securities Sold	896
Receivables for Accrued Income	60,438
Receivables for Capital Shares Issued	181,025
Other Assets	22,180
Total Other Assets	268,356
Liabilities
Payables for Investment Securities
Purchased	(2,151)
Collateral for Securities on Loan	(48,299)
Payables to Investment Advisor	(21,449)
Payables for Capital Shares Redeemed	(29,080)
Payables for Distributions	(1)
Payables to Vanguard	(63,350)
Other Liabilities	(609)
Total Liabilities	(164,939)
Net Assets (100%)	45,407,631

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	22,951,624
Undistributed Net Investment Income	170,217
Accumulated Net Realized Gains	543,490
Unrealized Appreciation (Depreciation)
Investment Securities	21,742,522
Foreign Currencies	(222)
Net Assets	45,407,631

Investor Shares—Net Assets
Applicable to 79,091,354 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,730,618
Net Asset Value Per Share—
Investor Shares	$97.74

Admiral Shares—Net Assets
Applicable to 372,069,840 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	37,677,013
Net Asset Value Per Share—
Admiral Shares	$101.26

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $44,082,000.
* Non-income-producing security.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $48,299,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Dividends[1]	418,234
Interest	2,428
Securities Lending	2,776
Total Income	423,438
Expenses
Investment Advisory Fees—Note B	43,786
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,429
Management and Administrative—Admiral Shares	20,995
Marketing and Distribution—Investor Shares	790
Marketing and Distribution—Admiral Shares	1,383
Custodian Fees	334
Shareholders’ Reports—Investor Shares	24
Shareholders’ Reports—Admiral Shares	60
Trustees’ Fees and Expenses	24
Total Expenses	73,825
Net Investment Income	349,613
Realized Net Gain (Loss)
Investment Securities Sold	712,093
Foreign Currencies	(129)
Realized Net Gain (Loss)	711,964
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,772,715
Foreign Currencies	581
Change in Unrealized Appreciation (Depreciation)	1,773,296
Net Increase (Decrease) in Net Assets Resulting from Operations	2,834,873
1 Dividends are net of foreign withholding taxes of $13,119,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	349,613	635,434
Realized Net Gain (Loss)	711,964	2,665,957
Change in Unrealized Appreciation (Depreciation)	1,773,296	(3,527,529)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,834,873	(226,138)
Distributions
Net Investment Income
Investor Shares	(86,405)	(107,352)
Admiral Shares	(426,672)	(448,560)
Realized Capital Gain[1]
Investor Shares	(370,752)	(528,247)
Admiral Shares	(1,709,106)	(1,890,474)
Total Distributions	(2,592,935)	(2,974,633)
Capital Share Transactions
Investor Shares	(70,616)	(5,130,078)
Admiral Shares	2,722,077	6,589,734
Net Increase (Decrease) from Capital Share Transactions	2,651,461	1,459,656
Total Increase (Decrease)	2,893,399	(1,741,115)
Net Assets
Beginning of Period	42,514,232	44,255,347
End of Period[2]	45,407,631	42,514,232
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $17,373,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $170,217,000 and $333,810,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

PRIMECAP Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$96.99	$104.16	$87.83	$69.39	$58.46	$60.36
Investment Operations
Net Investment Income	.754	1.329	1.124	1.033	.866	.651
Net Realized and Unrealized Gain (Loss)
on Investments	5.890	(1.631)	19.812	19.093	12.857	(1.266)
Total from Investment Operations	6.644	(. 302)	20.936	20.126	13.723	(.615)
Distributions
Dividends from Net Investment Income	(1.114)	(1.160)	(.836)	(.965)	(.689)	(.614)
Distributions from Realized Capital Gains	(4.780)	(5.708)	(3.770)	(.721)	(2.104)	(.671)
Total Distributions	(5.894)	(6.868)	(4.606)	(1.686)	(2.793)	(1.285)
Net Asset Value, End of Period	$97.74	$96.99	$104.16	$87.83	$69.39	$58.46

Total Return[1]	6.64%	-0.76%	24.72%	29.63%	24.17%	-1.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,731	$7,741	$13,273	$13,059	$13,632	$14,359
Ratio of Total Expenses to
Average Net Assets	0.38%	0.40%	0.44%	0.45%	0.45%	0.45%
Ratio of Net Investment Income to
Average Net Assets	1.47%	1.33%	1.17%	1.32%	1.30%	0.95%
Portfolio Turnover Rate	7%	9%	11%	5%	6%	8%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

PRIMECAP Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$100.53	$108.08	$91.15	$72.03	$60.69	$62.65
Investment Operations
Net Investment Income	.818	1.550	1.286	1.178	.974	.738
Net Realized and Unrealized Gain (Loss)
on Investments	6.099	(1.784)	20.536	19.769	13.333	(1.319)
Total from Investment Operations	6.917	(.234)	21.822	20.947	14.307	(.581)
Distributions
Dividends from Net Investment Income	(1.236)	(1.403)	(.983)	(1.079)	(.785)	(.683)
Distributions from Realized Capital Gains	(4.951)	(5.913)	(3.909)	(.748)	(2.182)	(.696)
Total Distributions	(6.187)	(7.316)	(4.892)	(1.827)	(2.967)	(1.379)
Net Asset Value, End of Period	$101.26	$100.53	$108.08	$91.15	$72.03	$60.69

Total Return[1]	6.67%	-0.69%	24.85%	29.73%	24.29%	-1.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$37,677	$34,773	$30,982	$23,129	$15,978	$11,088
Ratio of Total Expenses to
Average Net Assets	0.32%	0.34%	0.35%	0.36%	0.36%	0.36%
Ratio of Net Investment Income to
Average Net Assets	1.53%	1.39%	1.26%	1.41%	1.39%	1.04%
Portfolio Turnover Rate	7%	9%	11%	5%	6%	8%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

PRIMECAP Fund

Notes to Financial Statements

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities

21

PRIMECAP Fund

lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2016, the investment advisory fee represented an effective annual rate of 0.20% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

22

PRIMECAP Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2016, the fund had contributed to Vanguard capital in the amount of $3,817,000, representing 0.01% of the fund’s net assets and 1.53% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	41,386,271	2,204,854	—
Temporary Cash Investments	1,713,089	—	—
Total	43,099,360	2,204,854	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the period ended March 31, 2016, the fund realized net foreign currency losses of $129,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At March 31, 2016, the cost of investment securities for tax purposes was $23,561,692,000. Net unrealized appreciation of investment securities for tax purposes was $21,742,522,000, consisting of unrealized gains of $22,919,995,000 on securities that had risen in value since their purchase and $1,177,473,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2016, the fund purchased $1,550,418,000 of investment securities and sold $1,680,146,000 of investment securities, other than temporary cash investments.

23

PRIMECAP Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2016		September 30, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	312,082	3,219	736,805	7,078
Issued in Lieu of Cash Distributions	448,255	4,430	625,187	5,989
Redeemed	(830,953)	(8,370)	(6,492,070)	(60,686)
Net Increase (Decrease)—Investor Shares	(70,616)	(721)	(5,130,078)	(47,619)
Admiral Shares
Issued	1,961,429	19,292	7,079,989	63,906
Issued in Lieu of Cash Distributions	2,027,091	19,341	2,216,430	20,496
Redeemed	(1,266,443)	(12,468)	(2,706,685)	(25,167)
Net Increase (Decrease)—Admiral Shares	2,722,077	26,165	6,589,734	59,235

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Alaska Air Group Inc.	528,883	—	17,332	3,075	—	527,536
Plantronics Inc.	188,221	—	—	1,110	—	145,062
Southwest Airlines Co.	1,300,903	531	—	5,131	—	1,532,621
Vanguard Market Liquidity Fund	1,481,214	NA2	NA [2]	2,428	—	1,713,089
Total	3,499,221			11,744	—	3,918,308
1 Includes net realized gain (loss) on affiliated investment securities sold of $2,538,000.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended March 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Fund	9/30/2015	3/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,066.43	$1.96
Admiral Shares	1,000.00	1,066.72	1.65
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.10	$1.92
Admiral Shares	1,000.00	1,023.40	1.62

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.38% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q592 052016

Semiannual Report | March 31, 2016

Vanguard Target Retirement Funds

Vanguard Target Retirement Income Fund

Vanguard Target Retirement 2010 Fund

Vanguard Target Retirement 2015 Fund

Vanguard Target Retirement 2020 Fund

Vanguard Target Retirement 2025 Fund

Vanguard Target Retirement 2030 Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Target Retirement Income Fund.	8
Target Retirement 2010 Fund.	18
Target Retirement 2015 Fund.	28
Target Retirement 2020 Fund.	38
Target Retirement 2025 Fund.	48
Target Retirement 2030 Fund.	58
About Your Fund’s Expenses.	68
Trustees Approve Advisory Arrangements.	70
Glossary.	71

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2016
Total
Returns
Vanguard Target Retirement Income Fund	3.53%
Target Income Composite Index	3.68
Mixed-Asset Target Today Funds Average	2.76
Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2010 Fund	3.66%
Target 2010 Composite Index	3.85
Mixed-Asset Target 2010 Funds Average	3.37
Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2015 Fund	4.08%
Target 2015 Composite Index	4.37
Mixed-Asset Target 2015 Funds Average	3.37
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2020 Fund	4.49%
Target 2020 Composite Index	4.78
Mixed-Asset Target 2020 Funds Average	3.30
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2025 Fund	4.66%
Target 2025 Composite Index	5.01
Mixed-Asset Target 2025 Funds Average	3.87
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2030 Fund	4.84%
Target 2030 Composite Index	5.21
Mixed-Asset Target 2030 Funds Average	3.92
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

1

Chairman’s Letter

Dear Shareholder,

Despite considerable stock market volatility, U.S. stocks notched strong gains—more than double those of international stocks—for the six months ended March 31, 2016. On the fixed income side, international bonds fared best, while U.S. bonds generated solid results.

Returns for the six Vanguard Target Retirement Funds covered in this report—the Target Retirement Income Fund and the funds with retirement dates of 2010 through 2030—ranged from more than 3% to nearly 5%. (The funds with retirement dates of 2035 through 2060 are covered in a separate report.)

Stocks charted an uneven course en route to a solid outcome
The broad U.S. stock market returned about 7% over the six months. The period began and ended strongly, with fluctuations in the middle as China’s economic slowdown and falling oil and commodity prices worried investors.

Stocks rallied in March as investors again seemed encouraged by news about monetary policy. The Federal Reserve indicated, after a mid-March meeting, that it would raise interest rates fewer times in 2016 than previously anticipated.

International stocks returned about 3%.

2

Bonds produced gains following a subpar start
After posting weak results for the first three months of the period, bonds managed solid gains. The broad U.S. taxable bond market returned 2.44% for the fiscal half year.

With stocks volatile and the Fed proceeding cautiously with rate hikes, bonds proved attractive. The yield of the 10-year U.S. Treasury note closed at 1.77% at the end of March, down from 2.05% six months earlier. (Bond prices and yields move in opposite directions.)

Returns for money market funds and savings accounts remained limited by the Fed’s target rate of 0.25%–0.5%—still low despite rising a quarter percentage point in December.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.90%. International bonds benefited as foreign currencies strengthened against the dollar, a turn-about from the trend of recent years. Even in local currencies, however, international bond returns were solidly positive, boosted in part by additional stimulus measures in Europe and Asia to combat weak growth and low inflation.

All underlying funds advanced, led by the broad U.S. stock fund
The Vanguard Target Retirement Funds offer investors a broadly diversified portfolio within a single fund that adjusts its underlying asset mix over time. Each fund invests in some of Vanguard’s broadest index funds, providing access to thousands of U.S. and international stocks and bonds.

Market Barometer

			Total Returns
		Periods Ended March 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	7.75%	0.50%	11.35%
Russell 2000 Index (Small-caps)	2.02	-9.76	7.20
Russell 3000 Index (Broad U.S. market)	7.30	-0.34	11.01
FTSE All-World ex US Index (International)	3.09	-8.53	0.70

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.44%	1.96%	3.78%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.20	3.98	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.04

CPI
Consumer Price Index	0.08%	0.85%	1.28%

3

The asset allocation in these “funds of funds” gradually shifts from stocks to bonds and becomes more conservative as investors approach retirement. (More on this later in this letter.) Once its target date is reached, each fund continues to adjust until it enters an income phase, when the portfolio will convert to the Target Retirement Income Fund. The Income Fund, which represents a static allocation of about 70% bonds and 30% stocks, is designed to help investors generate income and preserve their wealth.

The funds covered in this report are designed for investors already in retirement or within 20 years of retiring. Therefore, they tend to be more conservative than their counterparts with later target dates.

For the half year, the 2030 Fund—which held about three-quarters of its assets in stocks and the rest in bonds—performed best, with a 4.84% return. The Income Fund, with the most conservative asset mix, returned 3.53%. The results of the four other funds fell in between.

Among the funds’ underlying investments, Vanguard Total Stock Market Index Fund stood out most, with a 7.18% return. Its international counterpart, Vanguard Total International Stock Index Fund, returned 2.50%. Stocks from emerging markets and from developed markets of the Pacific region outperformed European stocks, which were nearly flat.

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement Income Fund	0.14%	0.53%
Target Retirement 2010 Fund	0.14	0.41
Target Retirement 2015 Fund	0.14	0.41
Target Retirement 2020 Fund	0.14	0.49
Target Retirement 2025 Fund	0.15	0.43
Target Retirement 2030 Fund	0.15	0.48

The fund expense figures shown—drawn from the prospectus dated January 28, 2016—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the six months ended March 31, 2016, the annualized acquired fund fees and expenses were 0.14% for the Income Fund, 0.14% for the 2010 Fund, 0.15% for the 2015 Fund, 0.15% for the 2020 Fund, 0.15% for the 2025 Fund, and 0.16% for the 2030 Fund. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer groups: For the Income Fund, Mixed-Asset Target Today Funds; for the 2010 Fund, Mixed-Asset Target 2010 Funds; for the 2015 Fund, Mixed-Asset Target 2015 Funds; for the 2020 Fund, Mixed-Asset Target 2020 Funds; for the 2025 Fund, Mixed-Asset Target 2025 Funds; and for the 2030 Fund, Mixed-Asset Target 2030 Funds.

4

The upside of rising rates for target-date investors

Target-date fund investors may wonder about the potential effect of rising interest rates on bond prices—especially as the funds shift their allocations toward more bonds.

Initially, as interest rates rise, the market value of bonds in a portfolio will decline, bringing their yields closer to those of newer issues. However, the opportunity to reinvest cash flow into higher-yielding bonds over time can benefit investors who can wait.

Consider a hypothetical example of an intermediate-term investment-grade bond fund with an initial yield of 2.25%. Assume rates rise by a quarter percentage point every January and
July from 2016 through 2019, ending at 4.25%. The cumulative total return would be negative through the first quarter of 2018. But by mid-2023, the fund’s total return would be higher than if rates hadn’t changed. It’s important to note that the pace and magnitude of rate increases would affect the time until breakeven.

And keep in mind that bond prices tend to be less volatile than those of stocks. That’s why target-date funds increase their bond holdings as the retirement date approaches.

The silver lining of higher yields
Cumulative rate of return

Notes: This hypothetical example shows the impact for a generic intermediate-term bond fund not included in the Target Retirement Funds.
It illustrates the fund’s performance if the Federal Reserve raised interest rates by a quarter percentage point every January and July from
2016 through 2019. Intermediate-term rates are assumed to rise by the same amount. The bond fund has a duration of 5.5 years. (Duration is a measure of the sensitivity of bond—and bond mutual fund—prices to interest rate movements.)
Source: Vanguard.

5

On the fixed income side, Vanguard Total International Bond Index Fund was the stronger performer, returning 3.88% (after hedging against currency fluctuations). And the funds’ U.S. bond holdings, represented by Vanguard Total Bond Market II Index Fund, returned 2.31%. (For a hypothetical example of how a Fed rate hike might affect a generic bond fund, see the box on page 5.)

Vanguard Short-Term Inflation-Protected Securities Index Fund—which is held by the four most conservative Target Retirement Funds (the Income, 2010, 2015, and 2020 Funds)—returned 1.40%. With U.S. inflation relatively subdued, there wasn’t great demand for inflation protection.

Target-date funds do the rebalancing for you
Investing in a balanced, diversified portfolio is one of the best ways to prepare for retirement. However, for some investors, maintaining that carefully designed portfolio through disciplined rebalancing is easier said than done.

Rebalancing is about controlling risk by keeping your portfolio in line with your target asset allocation. But it can feel counterintuitive to shift assets away from areas that have been performing well toward those that have fallen behind.

Vanguard Target Retirement Funds address this challenge by offering investors broadly diversified all-in-one portfolios that automatically rebalance over time. But, as I mentioned, instead of returning the portfolios to their original asset allocations, Target Retirement Funds gradually shift to a more conservative mix of stocks and bonds as you approach retirement.

This continuing shift is called the glide path. The approach helps ensure that you have more stocks in your portfolio when you are younger—and can presumably take on more risk—and more bonds and short-term reserves as you get closer to or enter retirement. The stock portion of the fund’s asset mix will never fully go away, but it will be reduced significantly after you’ve retired.

Your fund’s automatic rebalancing feature can have a significant effect on the risks and returns of your portfolio. Without rebalancing, market fluctuations will alter your asset mix, potentially leaving you with a riskier portfolio than you intended. (You can read more in

Vanguard’s Approach to Target-Date Funds at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 13, 2016

6

Your Fund’s Performance at a Glance
September 30, 2015, Through March 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Target Retirement Income Fund	$12.59	$12.70	$0.118	$0.211
Target Retirement 2010 Fund	$25.90	$25.43	$0.477	$0.916
Target Retirement 2015 Fund	$14.90	$14.50	$0.299	$0.697
Target Retirement 2020 Fund	$27.52	$27.62	$0.591	$0.535
Target Retirement 2025 Fund	$15.90	$15.86	$0.342	$0.436
Target Retirement 2030 Fund	$27.77	$28.08	$0.597	$0.435

7

Target Retirement Income Fund

Fund Profile
As of March 31, 2016

Total Fund Characteristics

Ticker Symbol	VTINX
30-Day SEC Yield	1.86%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	37.4%
Vanguard Total Stock Market Index Fund
Investor Shares	17.9
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	16.8
Vanguard Total International Bond Index
Fund Investor Shares	15.9
Vanguard Total International Stock Index
Fund Investor Shares	12.0

Total Fund Volatility Measures
	Target	Barclays
	Income	Aggregate
	Composite	Bond
	Index	Index
R-Squared	0.99	0.27
Beta	0.99	0.72
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Income Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2016, the annualized acquired fund fees and expenses were 0.14%.

8

Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2005, Through March 31, 2016

Average Annual Total Returns: Periods Ended March 31, 2016

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement Income
Fund	10/27/2003	0.41%	4.95%	2.77%	2.45%	5.22%

See Financial Highlights for dividend and capital gains information.

9

Target Retirement Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (17.9%)
Vanguard Total Stock Market Index Fund Investor Shares	36,331,406	1,853,265

International Stock Fund (11.9%)
Vanguard Total International Stock Index Fund Investor Shares	85,879,369	1,238,381

U.S. Bond Funds (54.3%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	357,244,536	3,879,676
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	70,788,425	1,739,271
		5,618,947
International Bond Fund (15.9%)
Vanguard Total International Bond Index Fund Investor Shares	151,045,236	1,643,372
Total Investment Companies (Cost $9,182,572)		10,353,965
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.495% (Cost $5,733)	5,732,764	5,733
Total Investments (100.1%) (Cost $9,188,305)		10,359,698

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Receivables for Investment Securities Sold	38,262
Receivables for Accrued Income	9,431
Receivables for Capital Shares Issued	7,830
Total Other Assets	55,523
Liabilities
Payables for Investment Securities Purchased	(9,430)
Payables for Capital Shares Redeemed	(57,393)
Total Liabilities	(66,823)
Net Assets (100%)
Applicable to 815,043,679 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,348,398
Net Asset Value Per Share	$12.70

10

Target Retirement Income Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	9,136,363
Undistributed Net Investment Income	5,418
Accumulated Net Realized Gains	35,224
Unrealized Appreciation (Depreciation)	1,171,393
Net Assets	10,348,398

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Target Retirement Income Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Income Distributions Received	93,319
Net Investment Income—Note B	93,319
Realized Net Gain (Loss)
Capital Gain Distributions Received	5,925
Affiliated Investment Securities Sold	50,840
Realized Net Gain (Loss)	56,765
Change in Unrealized Appreciation (Depreciation) of Investment Securities	209,133
Net Increase (Decrease) in Net Assets Resulting from Operations	359,217

See accompanying Notes, which are an integral part of the Financial Statements.

12

Target Retirement Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	93,319	209,351
Realized Net Gain (Loss)	56,765	188,014
Change in Unrealized Appreciation (Depreciation)	209,133	(371,136)
Net Increase (Decrease) in Net Assets Resulting from Operations	359,217	26,229
Distributions
Net Investment Income	(96,069)	(207,968)
Realized Capital Gain[1]	(171,451)	(36,816)
Total Distributions	(267,520)	(244,784)
Capital Share Transactions
Issued	978,079	2,628,108
Issued in Lieu of Cash Distributions	255,284	234,102
Redeemed	(1,610,083)	(3,224,763)
Net Increase (Decrease) from Capital Share Transactions	(376,720)	(362,553)
Total Increase (Decrease)	(285,023)	(581,108)
Net Assets
Beginning of Period	10,633,421	11,214,529
End of Period[2]	10,348,398	10,633,421
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $8,126,000 and $14,025,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,418,000 and $8,168,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Target Retirement Income Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.59	$12.84	$12.46	$12.23	$11.22	$11.13
Investment Operations
Net Investment Income	.115	.238	.220	.246	.275	.303[1]
Capital Gain Distributions Received	.007	.015	.002	.067	.052	.030[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.317	(.225)	.572	.185	.977	.080
Total from Investment Operations	.439	.028	.794	.498	1.304	.413
Distributions
Dividends from Net Investment Income	(.118)	(. 236)	(. 218)	(. 247)	(. 273)	(. 299)
Distributions from Realized Capital Gains	(. 211)	(. 042)	(.196)	(. 021)	(. 021)	(. 024)
Total Distributions	(. 329)	(. 278)	(. 414)	(. 268)	(. 294)	(. 323)
Net Asset Value, End of Period	$12.70	$12.59	$12.84	$12.46	$12.23	$11.22

Total Return[2]	3.53%	0.18%	6.47%	4.12%	11.74%	3.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $10,348		$10,633	$11,215	$10,163	$9,382	$4,765
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%	0.16%	0.16%	0.16%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.80%	1.83%	1.74%	1.99%	2.31%	2.65%
Portfolio Turnover Rate	11%	14%	6%	40%	7%	14%[3]
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Target Retirement Income Fund

Notes to Financial Statements

Vanguard Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

15

Target Retirement Income Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $9,188,305,000. Net unrealized appreciation of investment securities for tax purposes was $1,171,393,000, consisting of unrealized gains of $1,228,728,000 on securities that had risen in value since their purchase and $57,335,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	77,778	202,353
Issued in Lieu of Cash Distributions	20,394	18,131
Redeemed	(127,793)	(249,340)
Net Increase (Decrease) in Shares Outstanding	(29,621)	(28,856)

16

Target Retirement Income Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	2	—	5,733
Vanguard Short-Term Inflation-
Protected Securities Index Fund	1,779,726	44,891	108,859	—	—	1,739,271
Vanguard Total Bond Market II
Index Fund	4,004,448	206,662	365,572	46,607	5,925	3,879,676
Vanguard Total International
Bond Index Fund	1,687,462	25,656	116,739	15,249	—	1,643,372
Vanguard Total International
Stock Index Fund	1,233,178	104,951	125,278	13,326	—	1,238,381
Vanguard Total Stock Market
Index Fund	1,935,693	203,635	415,863	18,135	—	1,853,265
Total	10,640,507	585,795	1,132,311	93,319	5,925	10,359,698
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

17

Target Retirement 2010 Fund

Fund Profile
As of March 31, 2016

Total Fund Characteristics

Ticker Symbol	VTENX
30-Day SEC Yield	1.89%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	36.1%
Vanguard Total Stock Market Index Fund
Investor Shares	19.9
Vanguard Total International Bond Index
Fund Investor Shares	15.4
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	15.2
Vanguard Total International Stock Index
Fund Investor Shares	13.4

Total Fund Volatility Measures
		MSCI US
	Target 2010	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.78
Beta	0.99	0.36
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2010 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2016, the annualized acquired fund fees and expenses were 0.14%.

18

Target Retirement 2010 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 7, 2006, Through March 31, 2016

Average Annual Total Returns: Periods Ended March 31, 2016

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2010
Fund	6/7/2006	0.14%	5.45%	2.26%	3.16%	5.42%

See Financial Highlights for dividend and capital gains information.

19

Target Retirement 2010 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.2%)
U.S. Stock Fund (19.9%)
Vanguard Total Stock Market Index Fund Investor Shares	22,469,619	1,146,175

International Stock Fund (13.4%)
Vanguard Total International Stock Index Fund Investor Shares	53,423,840	770,372

U.S. Bond Funds (51.4%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	191,811,837	2,083,076
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	35,653,423	876,005
		2,959,081
International Bond Fund (15.5%)
Vanguard Total International Bond Index Fund Investor Shares	81,686,360	888,748
Total Investment Companies (Cost $5,007,788)		5,764,376

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Receivables for Investment Securities Sold	52,995
Receivables for Accrued Income	5,083
Receivables for Capital Shares Issued	5,260
Total Other Assets	63,338
Liabilities
Payables for Investment Securities Purchased	(5,082)
Payables for Capital Shares Redeemed	(64,974)
Other Liabilities	(4,256)
Total Liabilities	(74,312)
Net Assets (100%)
Applicable to 226,281,947 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,753,402
Net Asset Value Per Share	$25.43

20

Target Retirement 2010 Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	4,924,773
Undistributed Net Investment Income	22,596
Accumulated Net Realized Gains	49,445
Unrealized Appreciation (Depreciation)	756,588
Net Assets	5,753,402

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

21

Target Retirement 2010 Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Income Distributions Received	53,684
Net Investment Income—Note B	53,684
Realized Net Gain (Loss)
Capital Gain Distributions Received	3,197
Affiliated Investment Securities Sold	70,683
Realized Net Gain (Loss)	73,880
Change in Unrealized Appreciation (Depreciation) of Investment Securities	83,840
Net Increase (Decrease) in Net Assets Resulting from Operations	211,404

See accompanying Notes, which are an integral part of the Financial Statements.

22

Target Retirement 2010 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	53,684	129,088
Realized Net Gain (Loss)	73,880	234,006
Change in Unrealized Appreciation (Depreciation)	83,840	(342,401)
Net Increase (Decrease) in Net Assets Resulting from Operations	211,404	20,693
Distributions
Net Investment Income	(106,386)	(120,953)
Realized Capital Gain[1]	(204,297)	(87,847)
Total Distributions	(310,683)	(208,800)
Capital Share Transactions
Issued	561,026	1,543,822
Issued in Lieu of Cash Distributions	304,528	204,793
Redeemed	(1,155,354)	(2,370,440)
Net Increase (Decrease) from Capital Share Transactions	(289,800)	(621,825)
Total Increase (Decrease)	(389,079)	(809,932)
Net Assets
Beginning of Period	6,142,481	6,952,413
End of Period[2]	5,753,402	6,142,481
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $3,122,000 and $9,384,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $22,596,000 and $75,298,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Target Retirement 2010 Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$25.90	$26.67	$25.50	$24.45	$21.91	$21.87
Investment Operations
Net Investment Income	. 259.529		.487	.516	.571	.560[1]
Capital Gain Distributions Received	.013	.036	.004	.103	.100	.056[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.651	(.534)	1.402	.999	2.502	(.022)
Total from Investment Operations	.923	.031	1.893	1.618	3.173	.594
Distributions
Dividends from Net Investment Income	(. 477)	(. 464)	(. 422)	(. 531)	(. 596)	(. 511)
Distributions from Realized Capital Gains	(. 916)	(. 337)	(. 301)	(. 037)	(. 037)	(. 043)
Total Distributions	(1.393)	(. 801)	(.723)	(. 568)	(. 633)	(. 554)
Net Asset Value, End of Period	$25.43	$25.90	$26.67	$25.50	$24.45	$21.91

Total Return[2]	3.66%	0.06%	7.55%	6.76%	14.74%	2.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,753	$6,142	$6,952	$6,679	$6,155	$4,747
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%	0.16%	0.16%	0.16%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.83%	1.86%	1.83%	2.08%	2.51%	2.46%
Portfolio Turnover Rate	10%	15%	13%	38%	12%	27%[3]
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Target Retirement 2010 Fund

Notes to Financial Statements

Vanguard Target Retirement 2010 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

25

Target Retirement 2010 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $5,007,788,000. Net unrealized appreciation of investment securities for tax purposes was $756,588,000, consisting of unrealized gains of $780,698,000 on securities that had risen in value since their purchase and $24,110,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	22,069	57,848
Issued in Lieu of Cash Distributions	12,186	7,751
Redeemed	(45,126)	(89,126)
Net Increase (Decrease) in Shares Outstanding	(10,871)	(23,527)

26

Target Retirement 2010 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	2,851	NA1	NA1	2	—	—
Vanguard Short-Term Inflation-
Protected Securities Index Fund	914,950	18,683	69,496	—	—	876,005
Vanguard Total Bond Market II
Index Fund	2,183,777	134,041	252,727	25,322	3,197	2,083,076
Vanguard Total International
Bond Index Fund	927,963	9,631	74,465	8,331	—	888,748
Vanguard Total International
Stock Index Fund	835,177	43,125	125,044	8,544	—	770,372
Vanguard Total Stock Market
Index Fund	1,286,888	93,575	316,225	11,485	—	1,146,175
Total	6,151,606	299,055	837,957	53,684	3,197	5,764,376
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

27

Target Retirement 2015 Fund

Fund Profile
As of March 31, 2016

Total Fund Characteristics

Ticker Symbol	VTXVX
30-Day SEC Yield	2.00%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	30.3%
Vanguard Total Stock Market Index Fund
Investor Shares	28.4
Vanguard Total International Stock Index
Fund Investor Shares	19.0
Vanguard Total International Bond Index
Fund Investor Shares	13.4
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	8.9

Total Fund Volatility Measures
		MSCI US
	Target 2015	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.88
Beta	0.99	0.49
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2015 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2016, the annualized acquired fund fees and expenses were 0.15%.

28

Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2005, Through March 31, 2016

Average Annual Total Returns: Periods Ended March 31, 2016

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2015
Fund	10/27/2003	-0.59%	6.02%	2.46%	2.84%	5.30%

See Financial Highlights for dividend and capital gains information.

29

Target Retirement 2015 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (28.5%)
Vanguard Total Stock Market Index Fund Investor Shares	99,250,602	5,062,773

International Stock Fund (19.0%)
Vanguard Total International Stock Index Fund Investor Shares	234,620,107	3,383,222

U.S. Bond Funds (39.2%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	496,927,419	5,396,632
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	64,210,445	1,577,650
		6,974,282
International Bond Fund (13.4%)
Vanguard Total International Bond Index Fund Investor Shares	218,672,743	2,379,160
Total Investment Companies (Cost $14,787,492)		17,799,437

		Amount
		($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Receivables for Investment Securities Sold		210,944
Receivables for Accrued Income		13,156
Receivables for Capital Shares Issued		17,562
Total Other Assets		241,662
Liabilities
Payables for Investment Securities Purchased		(113,146)
Payables for Capital Shares Redeemed		(144,901)
Other Liabilities		(164)
Total Liabilities		(258,211)
Net Assets (100%)
Applicable to 1,226,213,332 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		17,782,888
Net Asset Value Per Share		$14.50

30

Target Retirement 2015 Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	14,488,635
Undistributed Net Investment Income	72,283
Accumulated Net Realized Gains	210,025
Unrealized Appreciation (Depreciation)	3,011,945
Net Assets	17,782,888

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

31

Target Retirement 2015 Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Income Distributions Received	175,488
Net Investment Income—Note B	175,488
Realized Net Gain (Loss)
Capital Gain Distributions Received	8,381
Affiliated Investment Securities Sold	291,676
Realized Net Gain (Loss)	300,057
Change in Unrealized Appreciation (Depreciation) of Investment Securities	257,917
Net Increase (Decrease) in Net Assets Resulting from Operations	733,462

See accompanying Notes, which are an integral part of the Financial Statements.

32

Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	175,488	424,842
Realized Net Gain (Loss)	300,057	960,256
Change in Unrealized Appreciation (Depreciation)	257,917	(1,454,776)
Net Increase (Decrease) in Net Assets Resulting from Operations	733,462	(69,678)
Distributions
Net Investment Income	(358,455)	(397,934)
Realized Capital Gain[1]	(835,597)	(235,397)
Total Distributions	(1,194,052)	(633,331)
Capital Share Transactions
Issued	1,603,254	4,554,230
Issued in Lieu of Cash Distributions	1,169,880	621,730
Redeemed	(3,388,020)	(7,355,716)
Net Increase (Decrease) from Capital Share Transactions	(614,886)	(2,179,756)
Total Increase (Decrease)	(1,075,476)	(2,882,765)
Net Assets
Beginning of Period	18,858,364	21,741,129
End of Period[2]	17,782,888	18,858,364
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $10,790,000 and $35,029,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $72,283,000 and $255,250,000.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Target Retirement 2015 Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.90	$15.44	$14.49	$13.54	$11.91	$12.03
Investment Operations
Net Investment Income	.156	.327	.300	.298	.327	.283[1]
Capital Gain Distributions Received	.007	.018	.002	.039	.053	.031[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.433	(.433)	.996	.929	1.583	(.134)
Total from Investment Operations	.596	(.088)	1.298	1.266	1.963	.180
Distributions
Dividends from Net Investment Income	(. 299)	(. 284)	(. 261)	(. 298)	(. 313)	(. 276)
Distributions from Realized Capital Gains	(. 697)	(.168)	(. 087)	(. 018)	(. 020)	(. 024)
Total Distributions	(. 996)	(. 452)	(. 348)	(. 316)	(. 333)	(. 300)
Net Asset Value, End of Period	$14.50	$14.90	$15.44	$14.49	$13.54	$11.91

Total Return[2]	4.08%	-0.66%	9.07%	9.56%	16.76%	1.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,783	$18,858	$21,741	$19,739	$16,838	$13,435
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.14%	0.16%	0.16%	0.16%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.93%	1.95%	1.99%	2.17%	2.59%	2.24%
Portfolio Turnover Rate	12%	16%	10%	26%	13%	27%[3]
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

35

Target Retirement 2015 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $14,787,492,000. Net unrealized appreciation of investment securities for tax purposes was $3,011,945,000, consisting of unrealized gains of $3,145,574,000 on securities that had risen in value since their purchase and $133,629,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	109,999	293,455
Issued in Lieu of Cash Distributions	81,639	40,425
Redeemed	(231,255)	(476,492)
Net Increase (Decrease) in Shares Outstanding	(39,617)	(142,612)

36

Target Retirement 2015 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	3	—	—
Vanguard Short-Term Inflation-
Protected Securities Index Fund	1,611,487	66,759	121,872	—	—	1,577,650
Vanguard Total Bond Market II
Index Fund	5,651,159	388,187	689,483	65,850	8,381	5,396,632
Vanguard Total International
Bond Index Fund	2,410,427	156,143	253,227	21,552	—	2,379,160
Vanguard Total International
Stock Index Fund	3,664,850	181,877	534,442	37,546	—	3,383,222
Vanguard Total Stock Market
Index Fund	5,530,138	312,632	1,124,791	50,537	—	5,062,773
Total	18,868,061	1,105,598	2,723,815	175,488	8,381	17,799,437
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

37

Target Retirement 2020 Fund

Fund Profile
As of March 31, 2016

Total Fund Characteristics

Ticker Symbol	VTWNX
30-Day SEC Yield	2.12%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	35.0%
Vanguard Total Bond Market II Index Fund
Investor Shares	28.3
Vanguard Total International Stock Index
Fund Investor Shares	23.3
Vanguard Total International Bond Index
Fund Investor Shares	12.2
Vanguard Short-Term Inflation-Protected
Securities Index Fund Investor Shares	1.2

Total Fund Volatility Measures
		MSCI US
	Target 2020	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.92
Beta	0.99	0.59
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2020 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2016, the annualized acquired fund fees and expenses were 0.15%.

38

Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 7, 2006, Through March 31, 2016

Average Annual Total Returns: Periods Ended March 31, 2016

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2020
Fund	6/7/2006	-1.12%	6.45%	2.16%	3.61%	5.77%

See Financial Highlights for dividend and capital gains information.

39

Target Retirement 2020 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (35.0%)
Vanguard Total Stock Market Index Fund Investor Shares	179,786,581	9,170,913

International Stock Fund (23.4%)
Vanguard Total International Stock Index Fund Investor Shares	424,990,011	6,128,356

U.S. Bond Funds (29.5%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	684,952,144	7,438,580
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	12,570,062	308,847
		7,747,427
International Bond Fund (12.2%)
Vanguard Total International Bond Index Fund Investor Shares	295,039,328	3,210,028
Total Investment Companies (Cost $22,048,752)		26,256,724
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.495% (Cost $5,842)	5,841,858	5,842
Total Investments (100.1%) (Cost $22,054,594)		26,262,566

		Amount
		($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Receivables for Investment Securities Sold		328,176
Receivables for Accrued Income		18,054
Receivables for Capital Shares Issued		31,000
Total Other Assets		377,230
Liabilities
Payables for Investment Securities Purchased		(103,034)
Payables for Capital Shares Redeemed		(294,059)
Other Liabilities		(18)
Total Liabilities		(397,111)
Net Assets (100%)
Applicable to 950,008,750 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		26,242,685
Net Asset Value Per Share		$27.62

40

Target Retirement 2020 Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	21,772,781
Undistributed Net Investment Income	113,045
Accumulated Net Realized Gains	148,887
Unrealized Appreciation (Depreciation)	4,207,972
Net Assets	26,242,685

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

41

Target Retirement 2020 Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Income Distributions Received	274,109
Net Investment Income—Note B	274,109
Realized Net Gain (Loss)
Capital Gain Distributions Received	11,341
Affiliated Investment Securities Sold	274,863
Realized Net Gain (Loss)	286,204
Change in Unrealized Appreciation (Depreciation) of Investment Securities	604,128
Net Increase (Decrease) in Net Assets Resulting from Operations	1,164,441

See accompanying Notes, which are an integral part of the Financial Statements.

42

Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	274,109	613,993
Realized Net Gain (Loss)	286,204	438,274
Change in Unrealized Appreciation (Depreciation)	604,128	(1,397,892)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,164,441	(345,625)
Distributions
Net Investment Income	(550,583)	(534,873)
Realized Capital Gain[1]	(498,412)	(40,536)
Total Distributions	(1,048,995)	(575,409)
Capital Share Transactions
Issued	3,177,577	8,676,675
Issued in Lieu of Cash Distributions	1,028,444	564,612
Redeemed	(4,772,021)	(9,114,649)
Net Increase (Decrease) from Capital Share Transactions	(566,000)	126,638
Total Increase (Decrease)	(450,554)	(794,396)
Net Assets
Beginning of Period	26,693,239	27,487,635
End of Period[2]	26,242,685	26,693,239
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $47,512,000 and $36,581,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $113,045,000 and $389,519,000.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Target Retirement 2020 Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$27.52	$28.40	$26.26	$24.04	$20.83	$21.17
Investment Operations
Net Investment Income	. 308.622		.577	.528	.569	.473[1]
Capital Gain Distributions Received	.012	.026	.004	.047	.079	.044[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.906	(.946)	2.054	2.179	3.106	(.378)
Total from Investment Operations	1.226	(.298)	2.635	2.754	3.754	.139
Distributions
Dividends from Net Investment Income	(. 591)	(. 541)	(. 484)	(. 508)	(. 513)	(. 444)
Distributions from Realized Capital Gains	(. 535)	(. 041)	(. 011)	(. 026)	(. 031)	(. 035)
Total Distributions	(1.126)	(. 582)	(. 495)	(. 534)	(. 544)	(. 479)
Net Asset Value, End of Period	$27.62	$27.52	$28.40	$26.26	$24.04	$20.83

Total Return[2]	4.49%	-1.13%	10.13%	11.70%	18.30%	0.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $26,243		$26,693	$27,488	$21,785	$16,078	$11,032
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.14%	0.16%	0.16%	0.16%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.09%	2.07%	2.14%	2.23%	2.62%	2.11%
Portfolio Turnover Rate	17%	25%	7%	17%	8%	23%[3]

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

45

Target Retirement 2020 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

At March 31, 2016, the cost of investment securities for tax purposes was $22,054,594,000. Net unrealized appreciation of investment securities for tax purposes was $4,207,972,000, consisting of unrealized gains of $4,561,299,000 on securities that had risen in value since their purchase and $353,327,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	115,898	300,789
Issued in Lieu of Cash Distributions	37,534	19,693
Redeemed	(173,260)	(318,675)
Net Increase (Decrease) in Shares Outstanding	(19,828)	1,807

46

Target Retirement 2020 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	3,128	NA1	NA1	14	—	5,842
Vanguard Short-Term Inflation-
Protected Securities Index Fund	121,747	189,407	6,172	—	—	308,847
Vanguard Total Bond Market II
Index Fund	7,500,945	852,792	979,805	89,132	11,341	7,438,580
Vanguard Total International
Bond Index Fund	3,197,336	255,461	332,244	29,189	—	3,210,028
Vanguard Total International
Stock Index Fund	6,286,631	403,569	681,750	66,253	—	6,128,356
Vanguard Total Stock Market
Index Fund	9,578,982	590,244	1,599,410	89,521	—	9,170,913
Total	26,688,769	2,291,473	3,599,381	274,109	11,341	26,262,566
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

47

Target Retirement 2025 Fund

Fund Profile
As of March 31, 2016

Total Fund Characteristics

Ticker Symbol	VTTVX
30-Day SEC Yield	2.15%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	39.8%
Vanguard Total International Stock Index
Fund Investor Shares	26.6
Vanguard Total Bond Market II Index Fund
Investor Shares	23.7
Vanguard Total International Bond Index
Fund Investor Shares	9.9

Total Fund Volatility Measures
		MSCI US
	Target 2025	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.94
Beta	0.99	0.67
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2025 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2016, the annualized acquired fund fees and expenses were 0.15%.

48

Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2005, Through March 31, 2016

Average Annual Total Returns: Periods Ended March 31, 2016

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2025
Fund	10/27/2003	-1.53%	6.70%	2.33%	3.04%	5.37%

See Financial Highlights for dividend and capital gains information.

49

Target Retirement 2025 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (39.9%)
Vanguard Total Stock Market Index Fund Investor Shares	236,117,438	12,044,351

International Stock Fund (26.6%)
Vanguard Total International Stock Index Fund Investor Shares	556,508,946	8,024,859

U.S. Bond Fund (23.7%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	658,224,471	7,148,318

International Bond Fund (9.9%)
Vanguard Total International Bond Index Fund Investor Shares	274,742,685	2,989,200
Total Investment Companies (Cost $24,591,875)		30,206,728
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.495% (Cost $6,589)	6,589,225	6,589
Total Investments (100.1%) (Cost $24,598,464)		30,213,317

		Amount
		($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Receivables for Investment Securities Sold		247,115
Receivables for Accrued Income		17,235
Receivables for Capital Shares Issued		34,328
Total Other Assets		298,678
Liabilities
Payables for Investment Securities Purchased		(17,220)
Payables for Capital Shares Redeemed		(317,682)
Other Liabilities		(12)
Total Liabilities		(334,914)
Net Assets (100%)
Applicable to 1,902,575,314 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		30,177,081
Net Asset Value Per Share		$15.86

50

Target Retirement 2025 Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	24,292,320
Undistributed Net Investment Income	126,530
Accumulated Net Realized Gains	143,378
Unrealized Appreciation (Depreciation)	5,614,853
Net Assets	30,177,081

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

51

Target Retirement 2025 Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Income Distributions Received	312,272
Net Investment Income—Note B	312,272
Realized Net Gain (Loss)
Capital Gain Distributions Received	10,684
Affiliated Investment Securities Sold	265,527
Realized Net Gain (Loss)	276,211
Change in Unrealized Appreciation (Depreciation) of Investment Securities	801,626
Net Increase (Decrease) in Net Assets Resulting from Operations	1,390,109

See accompanying Notes, which are an integral part of the Financial Statements.

52

Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	312,272	694,304
Realized Net Gain (Loss)	276,211	764,620
Change in Unrealized Appreciation (Depreciation)	801,626	(1,996,620)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,390,109	(537,696)
Distributions
Net Investment Income	(624,625)	(619,150)
Realized Capital Gain[1]	(796,306)	(57,685)
Total Distributions	(1,420,931)	(676,835)
Capital Share Transactions
Issued	3,443,687	8,666,183
Issued in Lieu of Cash Distributions	1,393,339	664,059
Redeemed	(4,676,662)	(9,496,257)
Net Increase (Decrease) from Capital Share Transactions	160,364	(166,015)
Total Increase (Decrease)	129,542	(1,380,546)
Net Assets
Beginning of Period	30,047,539	31,428,085
End of Period[2]	30,177,081	30,047,539
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $69,403,000 and $40,379,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $126,530,000 and $438,883,000.

See accompanying Notes, which are an integral part of the Financial Statements.

53

Target Retirement 2025 Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.90	$16.50	$15.18	$13.70	$11.71	$11.97
Investment Operations
Net Investment Income	.177	.364	.350	.316	.331	.257[1]
Capital Gain Distributions Received	.006	.012	.002	.021	.036	.020[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.555	(.624)	1.272	1.451	1.927	(.271)
Total from Investment Operations	.738	(.248)	1.624	1.788	2.294	.006
Distributions
Dividends from Net Investment Income	(. 342)	(. 322)	(. 287)	(. 296)	(. 291)	(. 250)
Distributions from Realized Capital Gains	(. 436)	(. 030)	(. 017)	(. 012)	(. 013)	(. 016)
Total Distributions	(.778)	(. 352)	(. 304)	(. 308)	(. 304)	(. 266)
Net Asset Value, End of Period	$15.86	$15.90	$16.50	$15.18	$13.70	$11.71

Total Return[2]	4.66%	-1.60%	10.80%	13.34%	19.89%	-0.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$30,177	$30,048	$31,428	$25,642	$20,022	$14,997
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.17%	0.17%	0.17%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.10%	2.07%	2.15%	2.27%	2.64%	2.01%
Portfolio Turnover Rate	16%	24%	7%	16%	9%	23%[3]
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

54

Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

55

Target Retirement 2025 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $24,598,464,000. Net unrealized appreciation of investment securities for tax purposes was $5,614,853,000, consisting of unrealized gains of $6,111,227,000 on securities that had risen in value since their purchase and $496,374,000 in unrealized loss on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	218,711	516,906
Issued in Lieu of Cash Distributions	88,242	39,836
Redeemed	(294,276)	(571,576)
Net Increase (Decrease) in Shares Outstanding	12,677	(14,834)

56

Target Retirement 2025 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	6,905	NA1	NA1	20	—	6,589
Vanguard Total Bond Market II
Index Fund	6,992,554	1,031,359	939,466	83,855	10,684	7,148,318
Vanguard Total International
Bond Index Fund	2,969,760	173,629	238,563	27,351	—	2,989,200
Vanguard Total International
Stock Index Fund	8,033,865	458,322	612,092	85,089	—	8,024,859
Vanguard Total Stock Market
Index Fund	12,055,309	697,318	1,482,420	115,957	—	12,044,351
Total	30,058,393	2,360,628	3,272,541	312,272	10,684	30,213,317
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

57

Target Retirement 2030 Fund

Fund Profile
As of March 31, 2016

Total Fund Characteristics

Ticker Symbol	VTHRX
30-Day SEC Yield	2.16%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	44.3%
Vanguard Total International Stock Index
Fund Investor Shares	29.5
Vanguard Total Bond Market II Index Fund
Investor Shares	18.5
Vanguard Total International Bond Index
Fund Investor Shares	7.7

Total Fund Volatility Measures
		MSCI US
	Target 2030	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.95
Beta	0.99	0.74
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2030 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2016, the annualized acquired fund fees and expenses were 0.16%.

58

Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 7, 2006, Through March 31, 2016

Average Annual Total Returns: Periods Ended March 31, 2016

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2030
Fund	6/7/2006	-2.01%	6.93%	2.05%	3.73%	5.78%

See Financial Highlights for dividend and capital gains information.

59

Target Retirement 2030 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (44.3%)
Vanguard Total Stock Market Index Fund Investor Shares	200,414,665	10,223,152

International Stock Fund (29.5%)
Vanguard Total International Stock Index Fund Investor Shares	472,654,809	6,815,682

U.S. Bond Fund (18.5%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	392,199,467	4,259,286

International Bond Fund (7.7%)
Vanguard Total International Bond Index Fund Investor Shares	163,200,068	1,775,617
Total Investment Companies (Cost $18,938,725)		23,073,737
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.495% (Cost $9,912)	9,912,000	9,912
Total Investments (100.0%) (Cost $18,948,637)		23,083,649

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Receivables for Investment Securities Sold	220,085
Receivables for Accrued Income	10,215
Receivables for Capital Shares Issued	38,250
Total Other Assets	268,550
Liabilities
Payables for Investment Securities Purchased	(10,206)
Payables for Capital Shares Redeemed	(265,391)
Other Liabilities	(5)
Total Liabilities	(275,602)
Net Assets (100%)
Applicable to 821,830,458 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	23,076,597
Net Asset Value Per Share	$28.08

60

Target Retirement 2030 Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	18,746,839
Undistributed Net Investment Income	95,524
Accumulated Net Realized Gains	99,222
Unrealized Appreciation (Depreciation)	4,135,012
Net Assets	23,076,597

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

61

Target Retirement 2030 Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Income Distributions Received	235,942
Net Investment Income—Note B	235,942
Realized Net Gain (Loss)
Capital Gain Distributions Received	6,272
Affiliated Investment Securities Sold	200,150
Realized Net Gain (Loss)	206,422
Change in Unrealized Appreciation (Depreciation) of Investment Securities	656,058
Net Increase (Decrease) in Net Assets Resulting from Operations	1,098,422

See accompanying Notes, which are an integral part of the Financial Statements.

62

Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	235,942	521,844
Realized Net Gain (Loss)	206,422	285,257
Change in Unrealized Appreciation (Depreciation)	656,058	(1,391,581)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,098,422	(584,480)
Distributions
Net Investment Income	(471,699)	(452,597)
Realized Capital Gain[1]	(343,700)	(23,522)
Total Distributions	(815,399)	(476,119)
Capital Share Transactions
Issued	3,227,964	7,676,431
Issued in Lieu of Cash Distributions	798,016	466,220
Redeemed	(3,916,720)	(7,482,627)
Net Increase (Decrease) from Capital Share Transactions	109,260	660,024
Total Increase (Decrease)	392,283	(400,575)
Net Assets
Beginning of Period	22,684,314	23,084,889
End of Period[2]	23,076,597	22,684,314
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $40,296,000 and $21,900,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $95,524,000 and $331,281,000.

See accompanying Notes, which are an integral part of the Financial Statements.

63

Target Retirement 2030 Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$27.77	$28.95	$26.46	$23.51	$19.81	$20.36
Investment Operations
Net Investment Income	. 307	. 633	. 613	. 540	. 561	. 398
Capital Gain Distributions Received	.008	.016	.002	.027	.044	.011
Net Realized and Unrealized Gain (Loss)
on Investments	1.027	(1.242)	2.402	2.897	3.580	(.542)
Total from Investment Operations	1.342	(.593)	3.017	3.464	4.185	(.133)
Distributions
Dividends from Net Investment Income	(. 597)	(. 558)	(. 491)	(. 499)	(. 468)	(. 395)
Distributions from Realized Capital Gains	(. 435)	(. 029)	(. 036)	(. 015)	(. 017)	(. 022)
Total Distributions	(1.032)	(. 587)	(. 527)	(. 514)	(. 485)	(. 417)
Net Asset Value, End of Period	$28.08	$27.77	$28.95	$26.46	$23.51	$19.81

Total Return[1]	4.84%	-2.16%	11.51%	15.05%	21.43%	-0.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $23,077		$22,684	$23,085	$17,795	$12,647	$8,245
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.15%	0.17%	0.17%	0.17%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.09%	2.08%	2.16%	2.30%	2.66%	1.91%
Portfolio Turnover Rate	17%	24%	7%	14%	4%	19%[2]
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

64

Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

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Target Retirement 2030 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $18,948,637,000. Net unrealized appreciation of investment securities for tax purposes was $4,135,012,000, consisting of unrealized gains of $4,614,268,000 on securities that had risen in value since their purchase and $479,256,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	116,252	260,591
Issued in Lieu of Cash Distributions	28,460	15,901
Redeemed	(139,815)	(256,833)
Net Increase (Decrease) in Shares Outstanding	4,897	19,659

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Target Retirement 2030 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	22	—	9,912
Vanguard Total Bond Market II
Index Fund	4,079,108	824,871	682,963	49,461	6,272	4,259,286
Vanguard Total International
Bond Index Fund	1,729,322	162,852	166,048	16,193	—	1,775,617
Vanguard Total International
Stock Index Fund	6,746,275	428,419	477,217	72,022	—	6,815,682
Vanguard Total Stock Market
Index Fund	10,120,273	565,503	1,112,866	98,244	—	10,223,152
Total	22,674,978	1,981,645	2,439,094	235,942	6,272	23,083,649
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended March 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2015	3/31/2016	Period
Based on Actual Fund Return
Target Retirement Income Fund	$1,000.00	$1,035.33	$0.71
Target Retirement 2010 Fund	$1,000.00	$1,036.58	$0.71
Target Retirement 2015 Fund	$1,000.00	$1,040.79	$0.77
Target Retirement 2020 Fund	$1,000.00	$1,044.88	$0.77
Target Retirement 2025 Fund	$1,000.00	$1,046.63	$0.77
Target Retirement 2030 Fund	$1,000.00	$1,048.38	$0.82
Based on Hypothetical 5% Yearly Return
Target Retirement Income Fund	$1,000.00	$1,024.30	$0.71
Target Retirement 2010 Fund	$1,000.00	$1,024.30	$0.71
Target Retirement 2015 Fund	$1,000.00	$1,024.25	$0.76
Target Retirement 2020 Fund	$1,000.00	$1,024.25	$0.76
Target Retirement 2025 Fund	$1,000.00	$1,024.25	$0.76
Target Retirement 2030 Fund	$1,000.00	$1,024.20	$0.81

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.14%, 0.14%, 0.15%, 0.15%, 0.15%, and 0.16%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Target Retirement Funds has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the funds’ investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the performance of the funds, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that the funds’ acquired fund fees and expenses were well below the average expense ratios charged by funds in their respective peer groups. The funds do not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the funds invest has advisory expenses well below the relevant peer-group average. Information about the funds’ acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that Vanguard’s at-cost arrangements with the Target Retirement Funds and their underlying funds ensures that the funds will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

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Benchmark Information

Target 2010 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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Q3082 052016

Semiannual Report | March 31, 2016

Vanguard Target Retirement Funds

Vanguard Target Retirement 2035 Fund

Vanguard Target Retirement 2040 Fund

Vanguard Target Retirement 2045 Fund

Vanguard Target Retirement 2050 Fund

Vanguard Target Retirement 2055 Fund

Vanguard Target Retirement 2060 Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Target Retirement 2035 Fund.	8
Target Retirement 2040 Fund.	18
Target Retirement 2045 Fund.	28
Target Retirement 2050 Fund.	38
Target Retirement 2055 Fund.	48
Target Retirement 2060 Fund.	58
About Your Fund’s Expenses.	68
Trustees Approve Advisory Arrangements.	70
Glossary.	71

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2016
Total
Returns
Vanguard Target Retirement 2035 Fund	5.04%
Target 2035 Composite Index	5.40
Mixed-Asset Target 2035 Funds Average	4.29
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2040 Fund	5.14%
Target 2040 Composite Index	5.58
Mixed-Asset Target 2040 Funds Average	4.23
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2045 Fund	5.12%
Target 2045 Composite Index	5.59
Mixed-Asset Target 2045 Funds Average	4.45
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2050 Fund	5.11%
Target 2050 Composite Index	5.59
Mixed-Asset Target 2050 Funds Average	4.36
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2055 Fund	5.09%
Target 2055 Composite Index	5.59
Mixed-Asset Target 2055+ Funds Average	4.44
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2060 Fund	5.12%
Target 2060 Composite Index	5.59
Mixed-Asset Target 2055+ Funds Average	4.44
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

1

Chairman’s Letter

Dear Shareholder,

Despite considerable stock market volatility, U.S. stocks notched strong gains—more than double that of international stocks—for the six months ended March 31, 2016. On the fixed income side, international bonds fared best. U.S. bonds, meanwhile, generated solid results.

Each of the six Vanguard Target Retirement Funds covered in this report—those with retirement dates of 2035 through 2060—returned about 5% for the fiscal period. (The Target Retirement Income Fund and the funds with retirement dates of 2010 through 2030 are covered in a separate report.)

Stocks charted an uneven course en route to a solid outcome
The broad U.S. stock market returned about 7% over the six months. The period began and ended strongly, with fluctuations in the middle as China’s economic slowdown and falling oil and commodity prices worried investors.

Stocks rallied in March as investors again seemed encouraged by news about monetary policy. The Federal Reserve indicated, after a mid-March meeting, that it would raise interest rates fewer times in 2016 than previously anticipated.

International stocks returned about 3% for the period.

2

Bonds produced gains following a subpar start
After posting weak results for the first three months of the period, bonds managed solid gains in the final three. The broad U.S. taxable bond market returned 2.44% for the fiscal half year.

With stocks volatile and the Fed proceeding cautiously with rate hikes, bonds proved attractive to investors. The yield of the 10-year U.S. Treasury note closed at 1.77% at the end of March, down from 2.05% six months earlier. (Bond prices and yields move in opposite directions.)

Returns for money market funds and savings accounts remained limited by the Fed’s target rate of 0.25%–0.5%, despite the central bank’s 0.25% rate hike in December.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.90%. International bonds benefited as foreign currencies strengthened against the dollar, a turnabout from the trend of recent years. Even in local currencies, however, international bond returns were solidly positive, boosted in part by additional stimulus measures taken in Europe and Asia to combat weak growth and low inflation.

Market Barometer

			Total Returns
		Periods Ended March 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	7.75%	0.50%	11.35%
Russell 2000 Index (Small-caps)	2.02	-9.76	7.20
Russell 3000 Index (Broad U.S. market)	7.30	-0.34	11.01
FTSE All-World ex US Index (International)	3.09	-8.53	0.70

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.44%	1.96%	3.78%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.20	3.98	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.04

CPI
Consumer Price Index	0.08%	0.85%	1.28%

3

Led by the broad U.S. stock fund, all four underlying funds advanced
Vanguard Target Retirement Funds offer investors a broadly diversified portfolio within a single fund that adjusts its underlying asset mix over time. Each fund invests in some of the broadest Vanguard index funds, providing investors access to thousands of U.S. and international stocks and bonds.

The asset allocation in these “funds of funds” gradually shifts from stocks to bonds and becomes more conservative as investors approach retirement. (I’ll discuss this shift in asset allocation later in this letter). Once its target date is reached, each fund continues to adjust until it enters an income phase, when the portfolio will convert to the Target Retirement Income

Fund. The Income Fund, which represents a static allocation of about 70% bonds and 30% stocks, is mostly focused on helping investors generate income and preserve their wealth.

The funds covered in this report are designed for investors who plan to retire sometime after 2030. Because these funds aim to invest for long-term growth, they have a larger allocation to stocks than their more conservative counterparts with earlier target dates.

Among the funds’ four underlying investments, Vanguard Total Stock Market Index Fund stood out most, with a 7.18% return. Its international counterpart, Vanguard Total International Stock Index Fund, returned 2.50%. Stocks from

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement 2035 Fund	0.15%	0.41%
Target Retirement 2040 Fund	0.16	0.46
Target Retirement 2045 Fund	0.16	0.41
Target Retirement 2050 Fund	0.16	0.43
Target Retirement 2055 Fund	0.16	0.37
Target Retirement 2060 Fund	0.16	0.37

The fund expense figures shown—drawn from the prospectus dated January 28, 2016—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the six months ended March 31, 2016, the annualized acquired fund fees and expenses were 0.16% for the 2035 Fund, 0.17% for the 2040 Fund, 0.17% for the 2045 Fund, 0.17% for the 2050 Fund, 0.17% for the 2055 Fund, and 0.17% for the 2060 Fund. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer groups: For the 2035 Fund, Mixed-Asset Target 2035 Funds; for the 2040 Fund, Mixed-Asset Target 2040 Funds; for the 2045 Fund, Mixed-Asset Target 2045 Funds; for the 2050 Fund, Mixed-Asset Target 2050 Funds; for the 2055 and 2060 Funds, Mixed-Asset Target 2055+ Funds.

4

The upside of rising rates for target-date investors

Target-date fund investors may wonder about the potential effect of rising interest rates on bond prices—especially as the funds shift their allocations toward more bonds.

Initially, as interest rates rise, the market value of bonds in a portfolio will decline, bringing their yields closer to those of newer issues. However, the opportunity to reinvest cash flow into higher-yielding bonds over time can benefit investors who can wait.

Consider a hypothetical example of an intermediate-term investment-grade bond fund with an initial yield of 2.25%. Assume rates rise by a quarter percentage point every January and
July from 2016 through 2019, ending at 4.25%. The cumulative total return would be negative through the first quarter of 2018. But by mid-2023, the fund’s total return would be higher than if rates hadn’t changed. It’s important to note that the pace and magnitude of rate increases would affect the time until breakeven.

And keep in mind that bond prices tend to be less volatile than those of stocks. That’s why target-date funds increase their bond holdings as the retirement date approaches.

The silver lining of higher yields
Cumulative rate of return

Notes: This hypothetical example shows the impact for a generic intermediate-term bond fund not included in the Target Retirement Funds.
It illustrates the fund’s performance if the Federal Reserve raised interest rates by a quarter percentage point every January and July from
2016 through 2019. Intermediate-term rates are assumed to rise by the same amount. The bond fund has a duration of 5.5 years. (Duration is a measure of the sensitivity of bond—and bond mutual fund—prices to interest rate movements.)
Source: Vanguard.

5

emerging markets and from developed markets of the Pacific region outperformed European stocks, which were nearly flat.

On the fixed income side, Vanguard Total International Bond Index Fund was the stronger performer, returning 3.88% (after hedging against currency fluctuations). The funds’ U.S. bond holdings, represented by Vanguard Total Bond Market II Index Fund, returned 2.31%. (For a hypothetical example of how a Fed rate hike might affect a generic bond fund, see the box on page 5.)

Target-date funds do the rebalancing for you
Investing in a balanced, diversified portfolio is one of the best ways to prepare for retirement. However, for some investors, maintaining that carefully designed portfolio through disciplined rebalancing is easier said than done.

Rebalancing is about controlling risk by keeping your portfolio in line with your target asset allocation. But it can feel counterintuitive to shift assets away from areas that have been performing well toward those that have fallen behind.

Vanguard Target Retirement Funds address this challenge by offering investors broadly diversified all-in-one portfolios that automatically rebalance over time. But, as I mentioned, instead of returning the portfolios to their original asset allocations, Target Retirement Funds gradually shift to a more conservative mix of stocks and bonds as you approach retirement.

This continuing shift is called the glide path. The approach helps ensure that you have more stocks in your portfolio when you are younger—and can presumably take on more risk—and more bonds and short-term reserves as you get closer to or enter retirement. The stock portion of the fund’s asset mix will never fully go away, but it will be reduced significantly after you’ve retired.

Your fund’s automatic rebalancing feature can have a significant effect on the risks and returns of your portfolio. Without rebalancing, market fluctuations will alter your asset mix, which could leave you with a riskier portfolio than you intended. (You can read more in Vanguard’s Approach to Target-Date Funds at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 14, 2016

6

Your Fund’s Performance at a Glance
September 30, 2015, Through March 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Target Retirement 2035 Fund	$16.95	$17.02	$0.371	$0.415
Target Retirement 2040 Fund	$28.09	$28.69	$0.615	$0.235
Target Retirement 2045 Fund	$17.60	$17.92	$0.386	$0.199
Target Retirement 2050 Fund	$27.95	$28.71	$0.585	$0.088
Target Retirement 2055 Fund	$30.14	$31.07	$0.593	$0.016
Target Retirement 2060 Fund	$26.58	$27.42	$0.503	$0.020

7

Target Retirement 2035 Fund

Fund Profile
As of March 31, 2016

Total Fund Characteristics

Ticker Symbol	VTTHX
30-Day SEC Yield	2.17%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	48.8%
Vanguard Total International Stock Index
Fund Investor Shares	32.5
Vanguard Total Bond Market II Index Fund
Investor Shares	13.2
Vanguard Total International Bond Index
Fund Investor Shares	5.5

Total Fund Volatility Measures
		MSCI US
	Target 2035	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.96
Beta	0.99	0.82
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2035 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2016, the annualized acquired fund fees and expenses were 0.16%.

8

Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2005, Through March 31, 2016

Average Annual Total Returns: Periods Ended March 31, 2016

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2035
Fund	10/27/2003	-2.50%	7.14%	2.22%	3.18%	5.40%

See Financial Highlights for dividend and capital gains information.

9

Target Retirement 2035 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (48.8%)
Vanguard Total Stock Market Index Fund Investor Shares	220,636,150	11,254,650

International Stock Fund (32.5%)
Vanguard Total International Stock Index Fund Investor Shares	519,528,944	7,491,607

U.S. Bond Fund (13.2%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	281,257,360	3,054,455

International Bond Fund (5.5%)
Vanguard Total International Bond Index Fund Investor Shares	117,525,063	1,278,673
Total Investment Companies (Cost $18,324,474)		23,079,385
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.495% (Cost $5,665)	5,665,377	5,665
Total Investments (100.0%) (Cost $18,330,139)		23,085,050

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Receivables for Investment Securities Sold	148,310
Receivables for Accrued Income	7,307
Receivables for Capital Shares Issued	31,684
Total Other Assets	187,301
Liabilities
Payables for Investment Securities Purchased	(7,299)
Payables for Capital Shares Redeemed	(190,807)
Other Liabilities	(5)
Total Liabilities	(198,111)
Net Assets (100%)
Applicable to 1,356,107,933 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	23,074,240
Net Asset Value Per Share	$17.02

10

Target Retirement 2035 Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	18,079,902
Undistributed Net Investment Income	92,834
Accumulated Net Realized Gains	146,593
Unrealized Appreciation (Depreciation)	4,754,911
Net Assets	23,074,240

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Target Retirement 2035 Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Income Distributions Received	234,116
Net Investment Income—Note B	234,116
Realized Net Gain (Loss)
Capital Gain Distributions Received	4,448
Affiliated Investment Securities Sold	224,740
Realized Net Gain (Loss)	229,188
Change in Unrealized Appreciation (Depreciation) of Investment Securities	670,509
Net Increase (Decrease) in Net Assets Resulting from Operations	1,133,813

See accompanying Notes, which are an integral part of the Financial Statements.

12

Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	234,116	529,949
Realized Net Gain (Loss)	229,188	524,472
Change in Unrealized Appreciation (Depreciation)	670,509	(1,751,937)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,133,813	(697,516)
Distributions
Net Investment Income	(480,079)	(497,432)
Realized Capital Gain[1]	(537,015)	(6,759)
Total Distributions	(1,017,094)	(504,191)
Capital Share Transactions
Issued	2,731,957	6,526,703
Issued in Lieu of Cash Distributions	999,666	495,804
Redeemed	(3,574,553)	(6,846,464)
Net Increase (Decrease) from Capital Share Transactions	157,070	176,043
Total Increase (Decrease)	273,789	(1,025,664)
Net Assets
Beginning of Period	22,800,451	23,826,115
End of Period[2]	23,074,240	22,800,451
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $36,232,000 and $6,759,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $92,834,000 and $338,797,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Target Retirement 2035 Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.95	$17.79	$16.16	$14.15	$11.77	$12.22
Investment Operations
Net Investment Income	.187	.391	.359	.340	.344	.235
Capital Gain Distributions Received	.003	.007	.001	.011	.016	.006
Net Realized and Unrealized Gain (Loss)
on Investments	.666	(.865)	1.594	1.972	2.307	(.402)
Total from Investment Operations	.856	(.467)	1.954	2.323	2.667	(.161)
Distributions
Dividends from Net Investment Income	(. 371)	(. 368)	(. 324)	(. 307)	(. 281)	(. 236)
Distributions from Realized Capital Gains	(. 415)	(. 005)	—	(. 006)	(. 006)	(. 053)
Total Distributions	(.786)	(. 373)	(. 324)	(. 313)	(. 287)	(. 289)
Net Asset Value, End of Period	$17.02	$16.95	$17.79	$16.16	$14.15	$11.77

Total Return[1]	5.04%	-2.75%	12.20%	16.77%	22.98%	-1.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $23,074		$22,800	$23,826	$19,026	$14,220	$10,239
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.15%	0.18%	0.18%	0.18%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.07%	2.07%	2.17%	2.33%	2.68%	1.81%
Portfolio Turnover Rate	13%	23%	6%	12%	6%	18%[2]

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

15

Target Retirement 2035 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $18,330,139,000. Net unrealized appreciation of investment securities for tax purposes was $4,754,911,000, consisting of unrealized gains of $5,292,581,000 on securities that had risen in value since their purchase and $537,670,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	162,325	360,451
Issued in Lieu of Cash Distributions	58,597	27,499
Redeemed	(209,696)	(382,190)
Net Increase (Decrease) in Shares Outstanding	11,226	5,760

16

Target Retirement 2035 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	9,770	NA1	NA1	19	—	5,665
Vanguard Total Bond Market II
Index Fund	2,902,432	597,968	473,643	35,141	4,448	3,054,455
Vanguard Total International
Bond Index Fund	1,226,912	135,861	119,600	11,460	—	1,278,673
Vanguard Total International
Stock Index Fund	7,467,258	360,912	462,433	79,475	—	7,491,607
Vanguard Total Stock Market
Index Fund	11,210,334	397,390	1,059,255	108,021	—	11,254,650
Total	22,816,706	1,492,131	2,114,931	234,116	4,448	23,085,050
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

17

Target Retirement 2040 Fund

Fund Profile
As of March 31, 2016

Total Fund Characteristics

Ticker Symbol	VFORX
30-Day SEC Yield	2.19%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	53.1%
Vanguard Total International Stock Index
Fund Investor Shares	35.4
Vanguard Total Bond Market II Index Fund
Investor Shares	8.1
Vanguard Total International Bond Index
Fund Investor Shares	3.4

Total Fund Volatility Measures
		MSCI US
	Target 2040	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.96
Beta	0.99	0.88
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2040 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2016, the annualized acquired fund fees and expenses were 0.17%.

18

Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 7, 2006, Through March 31, 2016

Average Annual Total Returns: Periods Ended March 31, 2016

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2040
Fund	6/7/2006	-3.07%	7.28%	2.01%	3.88%	5.89%

See Financial Highlights for dividend and capital gains information.

19

Target Retirement 2040 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (53.2%)
Vanguard Total Stock Market Index Fund Investor Shares	166,555,715	8,496,007

International Stock Fund (35.4%)
Vanguard Total International Stock Index Fund Investor Shares	391,830,254	5,650,192

U.S. Bond Fund (8.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	118,510,316	1,287,022

International Bond Fund (3.4%)
Vanguard Total International Bond Index Fund Investor Shares	49,503,263	538,596
Total Investment Companies (Cost $12,889,521)		15,971,817
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.495% (Cost $6,119)	6,119,256	6,119
Total Investments (100.0%) (Cost $12,895,640)		15,977,936

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Receivables for Investment Securities Sold	103,918
Receivables for Accrued Income	3,058
Receivables for Capital Shares Issued	29,071
Total Other Assets	136,047
Liabilities
Payables for Investment Securities Purchased	(3,051)
Payables for Capital Shares Redeemed	(136,947)
Other Liabilities	(5)
Total Liabilities	(140,003)
Net Assets (100%)
Applicable to 556,771,546 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	15,973,980
Net Asset Value Per Share	$28.69

20

Target Retirement 2040 Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	12,750,892
Undistributed Net Investment Income	62,650
Accumulated Net Realized Gains	78,142
Unrealized Appreciation (Depreciation)	3,082,296
Net Assets	15,973,980

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

21

Target Retirement 2040 Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Income Distributions Received	160,065
Net Investment Income—Note B	160,065
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,831
Affiliated Investment Securities Sold	122,652
Realized Net Gain (Loss)	124,483
Change in Unrealized Appreciation (Depreciation) of Investment Securities	524,782
Net Increase (Decrease) in Net Assets Resulting from Operations	809,330

See accompanying Notes, which are an integral part of the Financial Statements.

22

Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	160,065	365,424
Realized Net Gain (Loss)	124,483	100,794
Change in Unrealized Appreciation (Depreciation)	524,782	(1,099,235)
Net Increase (Decrease) in Net Assets Resulting from Operations	809,330	(633,017)
Distributions
Net Investment Income	(329,503)	(314,420)
Realized Capital Gain[1]	(125,908)	(9,312)
Total Distributions	(455,411)	(323,732)
Capital Share Transactions
Issued	2,377,017	5,442,252
Issued in Lieu of Cash Distributions	446,191	317,439
Redeemed	(2,927,377)	(4,990,355)
Net Increase (Decrease) from Capital Share Transactions	(104,169)	769,336
Total Increase (Decrease)	249,750	(187,413)
Net Assets
Beginning of Period	15,724,230	15,911,643
End of Period[2]	15,973,980	15,724,230
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $24,110,000 and $8,764,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $62,650,000 and $232,088,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Target Retirement 2040 Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$28.09	$29.66	$26.80	$23.26	$19.26	$20.03
Investment Operations
Net Investment Income	. 313.648		.593	.546	.559	. 369
Capital Gain Distributions Received	.003	.007	.001	.012	.022	.006
Net Realized and Unrealized Gain (Loss)
on Investments	1.134	(1.634)	2.773	3.485	3.872	(.705)
Total from Investment Operations	1.450	(.979)	3.367	4.043	4.453	(.330)
Distributions
Dividends from Net Investment Income	(. 615)	(. 574)	(. 500)	(. 496)	(. 444)	(. 368)
Distributions from Realized Capital Gains	(. 235)	(. 017)	(. 007)	(. 007)	(. 009)	(. 072)
Total Distributions	(. 850)	(. 591)	(. 507)	(. 503)	(. 453)	(. 440)
Net Asset Value, End of Period	$28.69	$28.09	$29.66	$26.80	$23.26	$19.26

Total Return[1]	5.14%	-3.43%	12.66%	17.75%	23.43%	-1.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,974	$15,724	$15,912	$12,013	$7,982	$4,977
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.16%	0.18%	0.18%	0.18%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.05%	2.09%	2.18%	2.36%	2.69%	1.79%
Portfolio Turnover Rate	16%	21%	6%	9%	3%	15%[2]
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

25

Target Retirement 2040 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $12,895,640,000. Net unrealized appreciation of investment securities for tax purposes was $3,082,296,000, consisting of unrealized gains of $3,539,717,000 on securities that had risen in value since their purchase and $457,421,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	84,200	180,154
Issued in Lieu of Cash Distributions	15,461	10,543
Redeemed	(102,625)	(167,343)
Net Increase (Decrease) in Shares Outstanding	(2,964)	23,354

26

Target Retirement 2040 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	6,418	NA1	NA1	17	—	6,119
Vanguard Total Bond Market II
Index Fund	1,173,838	353,629	252,089	14,476	1,831	1,287,022
Vanguard Total International
Bond Index Fund	501,647	93,271	71,075	4,732	—	538,596
Vanguard Total International
Stock Index Fund	5,615,266	358,679	418,121	59,932	—	5,650,192
Vanguard Total Stock Market
Index Fund	8,429,903	428,511	889,076	80,908	—	8,496,007
Total	15,727,072	1,234,090	1,630,361	160,065	1,831	15,977,936
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

27

Target Retirement 2045 Fund

Fund Profile
As of March 31, 2016

Total Fund Characteristics

Ticker Symbol	VTIVX
30-Day SEC Yield	2.19%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	54.0%
Vanguard Total International Stock Index
Fund Investor Shares	35.9
Vanguard Total Bond Market II Index Fund
Investor Shares	7.1
Vanguard Total International Bond Index
Fund Investor Shares	3.0

Total Fund Volatility Measures
		MSCI US
	Target 2045	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.96
Beta	0.99	0.89
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2045 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2016, the annualized acquired fund fees and expenses were 0.17%.

28

Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2005, Through March 31, 2016

Average Annual Total Returns: Periods Ended March 31, 2016

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2045
Fund	10/27/2003	-3.14%	7.27%	2.19%	3.29%	5.48%

See Financial Highlights for dividend and capital gains information.

29

Target Retirement 2045 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (54.1%)
Vanguard Total Stock Market Index Fund Investor Shares	156,484,110	7,982,254

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	367,820,658	5,303,974

U.S. Bond Fund (7.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	95,875,454	1,041,207

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	40,399,125	439,543
Total Investment Companies (Cost $11,762,157)		14,766,978
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.495% (Cost $6,508)	6,507,828	6,508
Total Investments (100.1%) (Cost $11,768,665)		14,773,486

		Amount
		($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Receivables for Investment Securities Sold		63,357
Receivables for Accrued Income		2,518
Receivables for Capital Shares Issued		22,673
Total Other Assets		88,548
Liabilities
Payables for Investment Securities Purchased		(2,513)
Payables for Capital Shares Redeemed		(102,085)
Other Liabilities		(3)
Total Liabilities		(104,601)
Net Assets (100%)
Applicable to 823,335,853 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		14,757,433
Net Asset Value Per Share		$17.92

30

Target Retirement 2045 Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	11,614,650
Undistributed Net Investment Income	57,380
Accumulated Net Realized Gains	80,582
Unrealized Appreciation (Depreciation)	3,004,821
Net Assets	14,757,433

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

31

Target Retirement 2045 Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Income Distributions Received	146,886
Net Investment Income—Note B	146,886
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,552
Affiliated Investment Securities Sold	122,123
Realized Net Gain (Loss)	123,675
Change in Unrealized Appreciation (Depreciation) of Investment Securities	473,755
Net Increase (Decrease) in Net Assets Resulting from Operations	744,316

See accompanying Notes, which are an integral part of the Financial Statements.

32

Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	146,886	330,942
Realized Net Gain (Loss)	123,675	146,296
Change in Unrealized Appreciation (Depreciation)	473,755	(1,046,669)
Net Increase (Decrease) in Net Assets Resulting from Operations	744,316	(569,431)
Distributions
Net Investment Income	(302,945)	(303,599)
Realized Capital Gain[1]	(156,182)	(2,378)
Total Distributions	(459,127)	(305,977)
Capital Share Transactions
Issued	2,011,914	4,573,322
Issued in Lieu of Cash Distributions	451,577	301,446
Redeemed	(2,273,860)	(4,208,051)
Net Increase (Decrease) from Capital Share Transactions	189,631	666,717
Total Increase (Decrease)	474,820	(208,691)
Net Assets
Beginning of Period	14,282,613	14,491,304
End of Period[2]	14,757,433	14,282,613
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $14,912,000 and $2,378,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $57,380,000 and $213,439,000.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Target Retirement 2045 Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$17.60	$18.61	$16.82	$14.61	$12.10	$12.64
Investment Operations
Net Investment Income	.193	.406	.376	.350	.354	.237
Capital Gain Distributions Received	.002	.004	.001	.008	.014	.005
Net Realized and Unrealized Gain (Loss)
on Investments	.710	(1.034)	1.747	2.173	2.433	(.436)
Total from Investment Operations	.905	(.624)	2.124	2.531	2.801	(.194)
Distributions
Dividends from Net Investment Income	(. 386)	(. 383)	(. 334)	(. 316)	(. 286)	(. 242)
Distributions from Realized Capital Gains	(.199)	(. 003)	—	(. 005)	(. 005)	(.104)
Total Distributions	(. 585)	(. 386)	(. 334)	(. 321)	(. 291)	(. 346)
Net Asset Value, End of Period	$17.92	$17.60	$18.61	$16.82	$14.61	$12.10

Total Return[1]	5.12%	-3.49%	12.73%	17.70%	23.47%	-1.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,757	$14,283	$14,491	$11,441	$8,163	$5,702
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.16%	0.18%	0.18%	0.18%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.05%	2.10%	2.17%	2.36%	2.70%	1.79%
Portfolio Turnover Rate	14%	20%	7%	10%	7%	16%[2]
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

35

Target Retirement 2045 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $11,768,665,000. Net unrealized appreciation of investment securities for tax purposes was $3,004,821,000, consisting of unrealized gains of $3,434,915,000 on securities that had risen in value since their purchase and $430,094,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	114,167	241,435
Issued in Lieu of Cash Distributions	25,032	15,975
Redeemed	(127,320)	(224,761)
Net Increase (Decrease) in Shares Outstanding	11,879	32,649

36

Target Retirement 2045 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	7,954	NA1	NA1	15	—	6,508
Vanguard Total Bond Market II
Index Fund	994,746	222,681	185,303	12,148	1,552	1,041,207
Vanguard Total International
Bond Index Fund	424,585	53,418	50,793	3,998	—	439,543
Vanguard Total International
Stock Index Fund	5,139,185	348,535	270,304	55,615	—	5,303,974
Vanguard Total Stock Market
Index Fund	7,719,752	393,494	618,896	75,110	—	7,982,254
Total	14,286,222	1,018,128	1,125,296	146,886	1,552	14,773,486
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

37

Target Retirement 2050 Fund

Fund Profile
As of March 31, 2016

Total Fund Characteristics

Ticker Symbol	VFIFX
30-Day SEC Yield	2.19%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	54.1%
Vanguard Total International Stock Index
Fund Investor Shares	35.9
Vanguard Total Bond Market II Index Fund
Investor Shares	7.0
Vanguard Total International Bond Index
Fund Investor Shares	3.0

Total Fund Volatility Measures
		MSCI US
	Target 2050	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.96
Beta	0.99	0.89
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2050 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2016, the annualized acquired fund fees and expenses were 0.17%.

38

Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 7, 2006, Through March 31, 2016

Average Annual Total Returns: Periods Ended March 31, 2016

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2050
Fund	6/7/2006	-3.10%	7.26%	2.02%	3.91%	5.93%

See Financial Highlights for dividend and capital gains information.

39

Target Retirement 2050 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.1%)
U.S. Stock Fund (54.1%)
Vanguard Total Stock Market Index Fund Investor Shares	90,364,328	4,609,484

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	212,110,691	3,058,636

U.S. Bond Fund (7.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	55,243,385	599,943

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	23,446,729	255,101
Total Investment Companies (Cost $7,112,321)		8,523,164
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.495% (Cost $5,773)	5,772,788	5,773
Total Investments (100.2%) (Cost $7,118,094)		8,528,937

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Receivables for Investment Securities Sold	35,930
Receivables for Accrued Income	1,445
Receivables for Capital Shares Issued	15,006
Total Other Assets	52,381
Liabilities
Payables for Investment Securities Purchased	(2,141)
Payables for Capital Shares Redeemed	(63,715)
Other Liabilities	(2)
Total Liabilities	(65,858)
Net Assets (100%)
Applicable to 296,576,296 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,515,460
Net Asset Value Per Share	$28.71

40

Target Retirement 2050 Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	7,073,022
Undistributed Net Investment Income	32,961
Accumulated Net Realized Losses	(1,366)
Unrealized Appreciation (Depreciation)	1,410,843
Net Assets	8,515,460

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

41

Target Retirement 2050 Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Income Distributions Received	83,234
Net Investment Income—Note B	83,234
Realized Net Gain (Loss)
Capital Gain Distributions Received	870
Affiliated Investment Securities Sold	16,959
Realized Net Gain (Loss)	17,829
Change in Unrealized Appreciation (Depreciation) of Investment Securities	322,908
Net Increase (Decrease) in Net Assets Resulting from Operations	423,971

See accompanying Notes, which are an integral part of the Financial Statements.

42

Target Retirement 2050 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	83,234	175,377
Realized Net Gain (Loss)	17,829	14,172
Change in Unrealized Appreciation (Depreciation)	322,908	(527,534)
Net Increase (Decrease) in Net Assets Resulting from Operations	423,971	(337,985)
Distributions
Net Investment Income	(163,313)	(153,721)
Realized Capital Gain[1]	(24,567)	(1,032)
Total Distributions	(187,880)	(154,753)
Capital Share Transactions
Issued	1,572,995	3,209,488
Issued in Lieu of Cash Distributions	184,437	151,750
Redeemed	(1,370,859)	(2,364,964)
Net Increase (Decrease) from Capital Share Transactions	386,573	996,274
Total Increase (Decrease)	622,664	503,536
Net Assets
Beginning of Period	7,892,796	7,389,260
End of Period[2]	8,515,460	7,892,796
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $12,842,000 and $1,032,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $32,961,000 and $113,040,000.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Target Retirement 2050 Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$27.95	$29.53	$26.69	$23.16	$19.17	$20.10
Investment Operations
Net Investment Income	. 296.623		.586	.539	.549	. 360
Capital Gain Distributions Received	.003	.006	.001	.012	.022	.006
Net Realized and Unrealized Gain (Loss)
on Investments	1.134	(1.609)	2.771	3.473	3.866	(.682)
Total from Investment Operations	1.433	(.980)	3.358	4.024	4.437	(.316)
Distributions
Dividends from Net Investment Income	(. 585)	(. 596)	(. 518)	(. 487)	(. 439)	(. 370)
Distributions from Realized Capital Gains	(. 088)	(. 004)	—	(. 007)	(. 008)	(. 244)
Total Distributions	(. 673)	(. 600)	(. 518)	(. 494)	(. 447)	(. 614)
Net Asset Value, End of Period	$28.71	$27.95	$29.53	$26.69	$23.16	$19.17

Total Return[1]	5.11%	-3.46%	12.69%	17.74%	23.46%	-1.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,515	$7,893	$7,389	$5,355	$3,467	$2,074
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.16%	0.18%	0.18%	0.18%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.06%	2.11%	2.19%	2.36%	2.70%	1.79%
Portfolio Turnover Rate	15%	18%	7%	9%	4%	15%[2]
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

45

Target Retirement 2050 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $7,118,094,000. Net unrealized appreciation of investment securities for tax purposes was $1,410,843,000, consisting of unrealized gains of $1,663,017,000 on securities that had risen in value since their purchase and $252,174,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	55,884	106,713
Issued in Lieu of Cash Distributions	6,382	5,063
Redeemed	(48,112)	(79,571)
Net Increase (Decrease) in Shares Outstanding	14,154	32,205

46

Target Retirement 2050 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	7,079	NA1	NA1	12	—	5,773
Vanguard Total Bond Market II
Index Fund	547,705	158,072	111,196	6,842	870	599,943
Vanguard Total International
Bond Index Fund	238,108	24,533	14,594	2,285	—	255,101
Vanguard Total International
Stock Index Fund	2,839,964	315,816	148,504	31,427	—	3,058,636
Vanguard Total Stock Market
Index Fund	4,259,530	392,934	319,071	42,668	—	4,609,484
Total	7,892,386	891,355	593,365	83,234	870	8,528,937
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

47

Target Retirement 2055 Fund

Fund Profile
As of March 31, 2016

Total Fund Characteristics

Ticker Symbol	VFFVX
30-Day SEC Yield	2.19%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	54.1%
Vanguard Total International Stock Index
Fund Investor Shares	35.8
Vanguard Total Bond Market II Index Fund
Investor Shares	7.1
Vanguard Total International Bond Index
Fund Investor Shares	3.0

Total Fund Volatility Measures
		MSCI US
	Target 2055	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.96
Beta	0.99	0.89
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2055 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2016, the annualized acquired fund fees and expenses were 0.17%.

48

Target Retirement 2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 18, 2010, Through March 31, 2016

Average Annual Total Returns: Periods Ended March 31, 2016

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2055
Fund	8/18/2010	-3.25%	7.28%	1.85%	8.23%	10.08%

See Financial Highlights for dividend and capital gains information.

49

Target Retirement 2055 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.2%)
U.S. Stock Fund (54.2%)
Vanguard Total Stock Market Index Fund Investor Shares	29,369,209	1,498,123

International Stock Fund (35.9%)
Vanguard Total International Stock Index Fund Investor Shares	68,764,919	991,590

U.S. Bond Fund (7.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	17,987,213	195,341

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Investor Shares	7,583,788	82,512
Total Investment Companies (Cost $2,604,563)		2,767,566
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.495% (Cost $3,404)	3,404,000	3,404
Total Investments (100.3%) (Cost $2,607,967)		2,770,970

Amount
($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Receivables for Investment Securities Sold	6,488
Receivables for Accrued Income	466
Receivables for Capital Shares Issued	5,678
Total Other Assets	12,632
Liabilities
Payables for Investment Securities Purchased	(494)
Payables for Capital Shares Redeemed	(20,170)
Other Liabilities	(1)
Total Liabilities	(20,665)
Net Assets (100%)
Applicable to 88,918,581 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,762,937
Net Asset Value Per Share	$31.07

50

Target Retirement 2055 Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	2,594,396
Undistributed Net Investment Income	10,530
Accumulated Net Realized Losses	(4,992)
Unrealized Appreciation (Depreciation)	163,003
Net Assets	2,762,937

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

51

Target Retirement 2055 Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Income Distributions Received	25,604
Net Investment Income—Note B	25,604
Realized Net Gain (Loss)
Capital Gain Distributions Received	265
Affiliated Investment Securities Sold	2,383
Realized Net Gain (Loss)	2,648
Change in Unrealized Appreciation (Depreciation) of Investment Securities	102,679
Net Increase (Decrease) in Net Assets Resulting from Operations	130,931

See accompanying Notes, which are an integral part of the Financial Statements.

52

Target Retirement 2055 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	25,604	47,079
Realized Net Gain (Loss)	2,648	(5,205)
Change in Unrealized Appreciation (Depreciation)	102,679	(159,464)
Net Increase (Decrease) in Net Assets Resulting from Operations	130,931	(117,590)
Distributions
Net Investment Income	(46,523)	(31,961)
Realized Capital Gain[1]	(1,255)	(346)
Total Distributions	(47,778)	(32,307)
Capital Share Transactions
Issued	760,687	1,400,909
Issued in Lieu of Cash Distributions	46,828	31,653
Redeemed	(406,330)	(673,689)
Net Increase (Decrease) from Capital Share Transactions	401,185	758,873
Total Increase (Decrease)	484,338	608,976
Net Assets
Beginning of Period	2,278,599	1,669,623
End of Period[2]	2,762,937	2,278,599
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $78,000 and $288,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $10,530,000 and $31,449,000.

See accompanying Notes, which are an integral part of the Financial Statements.

53

Target Retirement 2055 Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$30.14	$31.80	$28.67	$24.81	$20.45	$20.98
Investment Operations
Net Investment Income	. 295	. 631	. 577	. 641[1]	.540	. 388[1]
Capital Gain Distributions Received	.003	.005	.001	.011[1]	.022	.001
Net Realized and Unrealized Gain (Loss)
on Investments	1.241	(1.736)	3.033	3.668	4.202	(.698)
Total from Investment Operations	1.539	(1.100)	3.611	4.320	4.764	(.309)
Distributions
Dividends from Net Investment Income	(. 593)	(. 554)	(. 477)	(. 447)	(. 391)	(.179)
Distributions from Realized Capital Gains	(. 016)	(. 006)	(. 004)	(. 013)	(. 013)	(. 042)
Total Distributions	(. 609)	(. 560)	(. 481)	(. 460)	(. 404)	(. 221)
Net Asset Value, End of Period	$31.07	$30.14	$31.80	$28.67	$24.81	$20.45

Total Return[2]	5.09%	-3.58%	12.69%	17.73%	23.56%	-1.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,763	$2,279	$1,670	$915	$381	$124
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.16%	.18%	.18%	.18%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.08%	2.17%	2.22%	2.39%	2.76%	1.71%
Portfolio Turnover Rate	10%	18%	7%	9%	3%	12%[3]
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

54

Target Retirement 2055 Fund

Notes to Financial Statements

Vanguard Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

55

Target Retirement 2055 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $2,607,967,000. Net unrealized appreciation of investment securities for tax purposes was $163,003,000, consisting of unrealized gains of $251,607,000 on securities that had risen in value since their purchase and $88,604,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	25,037	43,184
Issued in Lieu of Cash Distributions	1,497	978
Redeemed	(13,215)	(21,062)
Net Increase (Decrease) in Shares Outstanding	13,319	23,100

56

Target Retirement 2055 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	3,549	NA1	NA1	7	—	3,404
Vanguard Total Bond Market II
Index Fund	160,740	53,991	21,203	2,098	265	195,341
Vanguard Total International
Bond Index Fund	68,563	17,850	6,057	688	—	82,512
Vanguard Total International
Stock Index Fund	819,490	192,743	37,083	9,598	—	991,590
Vanguard Total Stock Market
Index Fund	1,228,841	243,017	58,388	13,213	—	1,498,123
Total	2,281,183	507,601	122,731	25,604	265	2,770,970
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

57

Target Retirement 2060 Fund

Fund Profile
As of March 31, 2016

Total Fund Characteristics

Ticker Symbol	VTTSX
30-Day SEC Yield	2.19%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	53.9%
Vanguard Total International Stock Index
Fund Investor Shares	36.0
Vanguard Total Bond Market II Index Fund
Investor Shares	7.0
Vanguard Total International Bond Index
Fund Investor Shares	3.1

Total Fund Volatility Measures
		MSCI US
	Target 2060	Broad
	Composite	Market
	Index	Index
R-Squared	1.00	0.96
Beta	0.99	0.89
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2060 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2016, the annualized acquired fund fees and expenses were 0.17%.

58

Target Retirement 2060 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 19, 2012, Through March 31, 2016

Average Annual Total Returns: Periods Ended March 31, 2016

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Target Retirement 2060
Fund	1/19/2012	-3.22%	1.62%	7.84%	9.46%

See Financial Highlights for dividend and capital gains information.

59

Target Retirement 2060 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (53.8%)
Vanguard Total Stock Market Index Fund Investor Shares	9,725,104	496,078

International Stock Fund (36.0%)
Vanguard Total International Stock Index Fund Investor Shares	23,011,046	331,819

U.S. Bond Fund (7.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	5,973,727	64,875

International Bond Fund (3.1%)
Vanguard Total International Bond Index Fund Investor Shares	2,609,662	28,393
Total Investment Companies (Cost $894,632)		921,165
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.495% (Cost $1,092)	1,092,346	1,092
Total Investments (100.0%) (Cost $895,724)		922,257

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Receivables for Investment Securities Sold		4,194
Receivables for Accrued Income		155
Receivables for Capital Shares Issued		2,107
Total Other Assets		6,456
Liabilities
Payables for Investment Securities Purchased		(1,043)
Payables for Capital Shares Redeemed		(5,796)
Total Liabilities		(6,839)
Net Assets (100%)
Applicable to 33,620,917 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		921,874
Net Asset Value Per Share		$27.42

60

Target Retirement 2060 Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	892,691
Undistributed Net Investment Income	3,497
Accumulated Net Realized Losses	(847)
Unrealized Appreciation (Depreciation)	26,533
Net Assets	921,874

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

61

Target Retirement 2060 Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Income Distributions Received	8,528
Net Investment Income—Note B	8,528
Realized Net Gain (Loss)
Capital Gain Distributions Received	88
Affiliated Investment Securities Sold	195
Realized Net Gain (Loss)	283
Change in Unrealized Appreciation (Depreciation) of Investment Securities	34,292
Net Increase (Decrease) in Net Assets Resulting from Operations	43,103

See accompanying Notes, which are an integral part of the Financial Statements.

62

Target Retirement 2060 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,528	14,507
Realized Net Gain (Loss)	283	(198)
Change in Unrealized Appreciation (Depreciation)	34,292	(52,110)
Net Increase (Decrease) in Net Assets Resulting from Operations	43,103	(37,801)
Distributions
Net Investment Income	(14,861)	(8,995)
Realized Capital Gain[1]	(591)	(136)
Total Distributions	(15,452)	(9,131)
Capital Share Transactions
Issued	274,034	523,888
Issued in Lieu of Cash Distributions	15,145	8,983
Redeemed	(128,277)	(238,028)
Net Increase (Decrease) from Capital Share Transactions	160,902	294,843
Total Increase (Decrease)	188,553	247,911
Net Assets
Beginning of Period	733,321	485,410
End of Period[2]	921,874	733,321
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $325,000 and $116,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,497,000 and $9,830,000.

See accompanying Notes, which are an integral part of the Financial Statements.

63

Target Retirement 2060 Fund

Financial Highlights

	Six Months				Jan. 19,
	Ended	Year Ended September 30,			2012[1] to
	March 31,				Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$26.58	$28.03	$25.21	$21.74	$20.00
Investment Operations
Net Investment Income	. 251	. 540	. 615 [2]	.581[2]	.218
Capital Gain Distributions Received	.003	.004	.001[2]	.007 [2]	.002
Net Realized and Unrealized Gain (Loss)
on Investments	1.109	(1.523)	2.572	3.203	1.520
Total from Investment Operations	1.363	(.979)	3.188	3.791	1.740
Distributions
Dividends from Net Investment Income	(.503)	(.464)	(.367)	(.315)	—
Distributions from Realized Capital Gains	(. 020)	(. 007)	(. 001)	(. 006)	—
Total Distributions	(. 523)	(. 471)	(. 368)	(. 321)	—
Net Asset Value, End of Period	$27.42	$26.58	$28.03	$25.21	$21.74

Total Return[3]	5.12%	-3.61%	12.72%	17.69%	8.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$922	$733	$485	$217	$33
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.16%	0.18%	0.18%	0.18%[4]
Ratio of Net Investment Income to
Average Net Assets	2.10%	2.19%	2.25%	2.45%	2.99%[4]
Portfolio Turnover Rate	6%	21%	11%	10%	40%
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

64

Target Retirement 2060 Fund

Notes to Financial Statements

Vanguard Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

65

Target Retirement 2060 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $895,724,000. Net unrealized appreciation of investment securities for tax purposes was $26,533,000, consisting of unrealized gains of $57,358,000 on securities that had risen in value since their purchase and $30,825,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	10,233	18,344
Issued in Lieu of Cash Distributions	549	315
Redeemed	(4,746)	(8,394)
Net Increase (Decrease) in Shares Outstanding	6,036	10,265

66

Target Retirement 2060 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1,082	NA1	NA1	2	—	1,092
Vanguard Total Bond Market II
Index Fund	50,649	17,463	3,835	693	88	64,875
Vanguard Total International
Bond Index Fund	21,629	6,961	917	227	—	28,393
Vanguard Total International
Stock Index Fund	264,553	69,247	7,355	3,200	—	331,819
Vanguard Total Stock Market
Index Fund	396,067	85,389	13,173	4,406	—	496,078
Total	733,980	179,060	25,280	8,528	88	922,257
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

67

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

68

Six Months Ended March 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2015	3/31/2016	Period
Based on Actual Fund Return
Target Retirement 2035 Fund	$1,000.00	$1,050.39	$0.82
Target Retirement 2040 Fund	$1,000.00	$1,051.44	$0.87
Target Retirement 2045 Fund	$1,000.00	$1,051.20	$0.87
Target Retirement 2050 Fund	$1,000.00	$1,051.11	$0.87
Target Retirement 2055 Fund	$1,000.00	$1,050.93	$0.87
Target Retirement 2060 Fund	$1,000.00	$1,051.15	$0.87
Based on Hypothetical 5% Yearly Return
Target Retirement 2035 Fund	$1,000.00	$1,024.20	$0.81
Target Retirement 2040 Fund	$1,000.00	$1,024.15	$0.86
Target Retirement 2045 Fund	$1,000.00	$1,024.15	$0.86
Target Retirement 2050 Fund	$1,000.00	$1,024.15	$0.86
Target Retirement 2055 Fund	$1,000.00	$1,024.15	$0.86
Target Retirement 2060 Fund	$1,000.00	$1,024.15	$0.86

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for the period are (in order as listed from top to bottom above) 0.16%, 0.17%, 0.17%, 0.17%, 0.17%, and 0.17%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

69

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Target Retirement Funds has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard) through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the funds’ investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the performance of the funds, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that the funds’ acquired fund fees and expenses were well below the average expense ratios charged by funds in their respective peer groups. The funds do not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the funds invest has advisory expenses well below the relevant peer-group average. Information about the funds’ acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that Vanguard’s at-cost arrangements with the Target Retirement Funds and their underlying funds ensures that the funds will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

70

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

71

Benchmark Information

Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

72

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	Chairman Emeritus and Senior Advisor
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College and	Chief Executive Officer and President, 1996–2008
Chairman of its Finance and Enrollment Committee;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center.
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3082B 052016

Semiannual Report | March 31, 2016

Vanguard Institutional Target Retirement Funds

Vanguard Institutional Target Retirement Income Fund

Vanguard Institutional Target Retirement 2010 Fund

Vanguard Institutional Target Retirement 2015 Fund

Vanguard Institutional Target Retirement 2020 Fund

Vanguard Institutional Target Retirement 2025 Fund

Vanguard Institutional Target Retirement 2030 Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Institutional Target Retirement Income Fund.	8
Institutional Target Retirement 2010 Fund.	18
Institutional Target Retirement 2015 Fund.	28
Institutional Target Retirement 2020 Fund.	38
Institutional Target Retirement 2025 Fund.	48
Institutional Target Retirement 2030 Fund.	58
About Your Fund’s Expenses.	68
Trustees Approve Advisory Arrangements.	70
Glossary.	71

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2016
Total
Returns
Vanguard Institutional Target Retirement Income Fund	3.54%
Target Income Composite Index	3.68
Mixed-Asset Target Today Funds Average	2.76
Mixed-Asset Target Today Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2010 Fund	3.67%
Target 2010 Composite Index	3.85
Mixed-Asset Target 2010 Funds Average	3.37
Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2015 Fund	4.17%
Target 2015 Composite Index	4.37
Mixed-Asset Target 2015 Funds Average	3.37
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2020 Fund	4.54%
Target 2020 Composite Index	4.78
Mixed-Asset Target 2020 Funds Average	3.30

Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Institutional Target Retirement 2025 Fund	4.76%
Target 2025 Composite Index	5.01
Mixed-Asset Target 2025 Funds Average	3.87

Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Institutional Target Retirement 2030 Fund	4.96%
Target 2030 Composite Index	5.21
Mixed-Asset Target 2030 Funds Average	3.92
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

Chairman’s Letter

Dear Shareholder,

Despite considerable stock market volatility, U.S. stocks notched strong gains—more than double those of international stocks—for the six months ended March 31, 2016. On the fixed income side, international bonds fared best, but U.S. bonds generated solid results.

Returns for the six Vanguard Institutional Target Retirement Funds covered in this report—the Target Retirement Income Fund and the funds with retirement dates of 2010 through 2030—ranged from more than 3% to nearly 5%. (The funds with retirement dates of 2035 through 2060 are covered in a separate report.)

Stocks charted an uneven course en route to a solid outcome
The broad U.S. stock market returned about 7% over the six months. The period began and ended strongly, with fluctuations in the middle as China’s economic slowdown and falling oil and commodity prices worried investors.

Stocks rallied in March as investors again seemed encouraged by news about monetary policy. The Federal Reserve indicated after a mid-March meeting that it would raise interest rates fewer times in 2016 than previously anticipated.

International stocks returned about 3%.

Bonds produced gains following a subpar start
After posting weak results for the first three months of the fiscal half year, bonds managed solid gains in the final three. The broad U.S. taxable bond market returned 2.44%.

Bonds proved attractive as stocks fluctuated and the Fed proceeded cautiously with rate hikes. The yield of the 10-year U.S. Treasury note closed at 1.77% at the end of March, down from 2.05% six months earlier. (Bond prices and yields move in opposite directions.)

Returns for money market funds and savings accounts remained limited by the Fed’s target rate of 0.25%–0.5%—still low despite rising a quarter of a percentage point in December.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.90%, benefiting as foreign currencies strengthened against the dollar, a turnabout from the trend of recent years. Even in local currencies, however, their returns were solid, boosted in part by additional stimulus measures in Europe and Asia to combat weak growth and low inflation.

Market Barometer

			Total Returns
		Periods Ended March 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	7.75%	0.50%	11.35%
Russell 2000 Index (Small-caps)	2.02	-9.76	7.20
Russell 3000 Index (Broad U.S. market)	7.30	-0.34	11.01
FTSE All-World ex US Index (International)	3.09	-8.53	0.70

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.44%	1.96%	3.78%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.20	3.98	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.04

CPI
Consumer Price Index	0.08%	0.85%	1.28%

The upside of rising rates for target-date investors

Target-date fund investors may wonder about the potential effect of rising interest rates on bond prices—especially as the funds shift their allocations toward more bonds.

Initially, as interest rates rise, the market value of bonds in a portfolio will decline, bringing their yields closer to those of newer issues. However, the opportunity to reinvest cash flow into higher-yielding bonds over time can benefit investors who can wait.

Consider a hypothetical example of an intermediate-term investment-grade bond fund with an initial yield of 2.25%. Assume rates rise by a quarter percentage point every January and
July from 2016 through 2019, ending at 4.25%. The cumulative total return would be negative through the first quarter of 2018. But by mid-2023, the fund’s total return would be higher than if rates hadn’t changed. It’s important to note that the pace and magnitude of rate increases would affect the time until breakeven.

And keep in mind that bond prices tend to be less volatile than those of stocks. That’s why target-date funds increase their bond holdings as the retirement date approaches.

The silver lining of higher yields
Cumulative rate of return

Notes: This hypothetical example shows the impact for a generic intermediate-term bond fund not included in the Target Retirement Funds.
It illustrates the fund’s performance if the Federal Reserve raised interest rates by a quarter percentage point every January and July from
2016 through 2019. Intermediate-term rates are assumed to rise by the same amount. The bond fund has a duration of 5.5 years. (Duration is a measure of the sensitivity of bond—and bond mutual fund—prices to interest rate movements.)
Source: Vanguard.

All underlying funds advanced, led by the broad U.S. stock fund
The Vanguard Institutional Target Retirement Funds offer a broadly diversified portfolio within a single fund that adjusts its underlying asset mix over time. Each fund invests in some of Vanguard’s broadest index funds, providing access to thousands of U.S. and international stocks and bonds.

The asset allocation in these “funds-of-funds” gradually shifts from stocks to bonds and becomes more conservative as investors approach retirement. (I will discuss this process later in this letter.) Once its target date is reached, each fund continues to adjust until it enters an income phase, when the portfolio converts to the Target Retirement Income Fund. The Income Fund, which represents a static allocation of about 70% bonds and 30% stocks, is designed to help generate income and preserve wealth.

The funds covered in this report are designed for investors already in retirement or within 20 years of retiring. Therefore, they tend to be more conservative than their counterparts with later target dates.

For the half year, the 2030 Fund—which held about three-quarters of its assets in stocks and the rest in bonds—performed best, with a 4.96% return. The Income Fund, with the most conservative asset mix, returned 3.54%. The results of the four other funds fell in between.

Among the funds’ underlying investments, Vanguard Total Stock Market Index Fund stood out most, with a 7.27% return. Its international counterpart, Vanguard Total International Stock Index Fund, returned 2.50%. Stocks from emerging markets and from developed markets of the Pacific region outperformed European stocks, which were nearly flat.

On the fixed income side, Vanguard Total International Bond Index Fund returned 3.95% (after hedging against currency fluctuations). The funds’ U.S. bond holdings, represented by Vanguard Total Bond Market II Index Fund, returned 2.31%. (For a hypothetical example of how a Fed rate hike could affect a generic bond fund, see the box on page 4.)

Vanguard Short-Term Inflation-Protected Securities Index Fund—which is held by the four most conservative Target Retirement Funds (Income, 2010, 2015, and 2020)—returned 1.40%. With U.S. inflation relatively subdued, there wasn’t great demand for inflation protection.

Funds automatically rebalance along glide path to retirement
Investing in a balanced, diversified portfolio is one of the best ways to help prepare for retirement. However, maintaining that carefully designed portfolio through disciplined rebalancing is sometimes easier said than done.

Rebalancing is about controlling risk by keeping assets in line with a target allocation. But it can feel counterintuitive to shift assets away from areas that have been performing well toward those that have fallen behind.

Vanguard Institutional Target Retirement Funds address this challenge by offering broadly diversified all-in-one portfolios that automatically rebalance over time. But instead of returning to their original asset allocations, Target Retirement Funds gradually shift to a more conservative mix of stocks and bonds as retirement nears.

This continuing shift is called the glide path. It helps ensure that investors have more stocks in their portfolio when they are younger—and can presumably take on more risk—and more bonds and short-term reserves as they get closer to or enter retirement. The stock portion of the fund’s asset mix will never fully go away, but it will be reduced significantly after retirement.

A target-retirement fund’s automatic rebalancing feature can have a significant effect on risks and returns. Without it, market fluctuations would alter the asset allocation, potentially leaving investors with a riskier mix than they intended. (You can read more in Vanguard’s Approach to Target-Date Funds at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 15, 2016

Your Fund’s Performance at a Glance
September 30, 2015, Through March 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Institutional Target Retirement Income Fund	$19.46	$19.98	$0.166	$0.001
Institutional Target Retirement 2010 Fund	$19.40	$19.97	$0.136	$0.003
Institutional Target Retirement 2015 Fund	$19.06	$19.70	$0.152	$0.001
Institutional Target Retirement 2020 Fund	$18.84	$19.53	$0.162	$0.002
Institutional Target Retirement 2025 Fund	$18.65	$19.37	$0.165	$0.001
Institutional Target Retirement 2030 Fund	$18.45	$19.20	$0.163	$0.001

Institutional Target Retirement Income Fund

Fund Profile
As of March 31, 2016

Total Fund Characteristics
Ticker Symbol	VITRX
30-Day SEC Yield	1.90%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	37.1%
Vanguard Total Stock Market Index Fund
Institutional Shares	18.0
Vanguard Short-Term Inflation-Protected
Securities Index Fund Admiral Shares	16.7
Vanguard Total International Bond Index
Fund Admiral Shares	16.3
Vanguard Total International Stock Index
Fund Investor Shares	11.9

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement Income Fund invests. Thefund does not charge any expenses or fees of its own. For the six months ended March 31, 2016, the acquired fund fees and expenses were 0.10%.

Institutional Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): June 26, 2015, Through March 31, 2016

For a benchmark description, see the Glossary.
Note: For 2016, performance data reflect the six months ended March 31, 2016.

Total Returns: Period Ended March 31, 2016

				Since Inception
	Inception Date	Income	Capital	Total
Institutional Target
Retirement Income Fund	6/26/2015	1.11%	-0.09%	1.02%

See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.6%)
U.S. Stock Fund (17.9%)
Vanguard Total Stock Market Index Fund Institutional Shares	5,581,578	284,884

International Stock Fund (11.9%)
Vanguard Total International Stock Index Fund Investor Shares	13,112,176	189,077

U.S. Bond Funds (53.6%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	54,272,398	589,398
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	10,737,774	264,257
		853,655
International Bond Fund (16.2%)
Vanguard Total International Bond Index Fund Admiral Shares	11,838,752	257,611
Total Investment Companies (Cost $1,570,004)		1,585,227
Temporary Cash Investment (0.7%)
Money Market Fund (0.7%)
[1] Vanguard Market Liquidity Fund, 0.495% (Cost $10,543)	10,543,035	10,543
Total Investments (100.3%) (Cost $1,580,547)		1,595,770

Amount
($000)
Other Assets and Liabilities (-0.3%)
Other Assets
Receivables for Accrued Income	1,395
Receivables for Capital Shares Issued	42,261
Total Other Assets	43,656
Liabilities
Payables for Investment Securities Purchased	(47,636)
Payables for Capital Shares Redeemed	(206)
Other Liabilities	(1)
Total Liabilities	(47,843)
Net Assets (100%)
Applicable to 79,650,183 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,591,583
Net Asset Value Per Share	$19.98

Institutional Target Retirement Income Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,575,892
Undistributed Net Investment Income	766
Accumulated Net Realized Losses	(298)
Unrealized Appreciation (Depreciation)	15,223
Net Assets	1,591,583

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement Income Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Income Distributions Received	12,075
Net Investment Income—Note B	12,075
Realized Net Gain (Loss)
Capital Gain Distributions Received	765
Affiliated Investment Securities Sold	(983)
Realized Net Gain (Loss)	(218)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	32,518
Net Increase (Decrease) in Net Assets Resulting from Operations	44,375

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement Income Fund

Statement of Changes in Net Assets

		June 26,
	Six Months Ended	2015[1] to
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,075	2,561
Realized Net Gain (Loss)	(218)	4
Change in Unrealized Appreciation (Depreciation)	32,518	(17,295)
Net Increase (Decrease) in Net Assets Resulting from Operations	44,375	(14,730)
Distributions
Net Investment Income	(11,805)	(2,065)
Realized Capital Gain [2]	(68)	—
Total Distributions	(11,873)	(2,065)
Capital Share Transactions
Issued	826,795	876,113
Issued in Lieu of Cash Distributions	11,841	2,065
Redeemed	(122,508)	(18,430)
Net Increase (Decrease) from Capital Share Transactions	716,128	859,748
Total Increase (Decrease)	748,630	842,953
Net Assets
Beginning of Period	842,953	—
End of Period[3]	1,591,583	842,953
1 Inception.
2 Includes fiscal 2016 and 2015 short-term gain distributions totaling $68,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $766,000 and $496,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement Income Fund

Financial Highlights

	Six Months	June 26,
	Ended	2015[1] to
	March 31,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$19.46	$20.00
Investment Operations
Net Investment Income	.165	.111[2]
Capital Gain Distributions Received	.012	—
Net Realized and Unrealized Gain (Loss) on Investments	.510	(.599)
Total from Investment Operations	.687	(.488)
Distributions
Dividends from Net Investment Income	(.166)	(.052)
Distributions from Realized Capital Gains	(.001)	—
Total Distributions	(.167)	(.052)
Net Asset Value, End of Period	$19.98	$19.46

Total Return	3.54%	-2.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,592	$843
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	1.87%	1.99%[3]
Portfolio Turnover Rate	10%	1%
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement Income Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Institutional Target Retirement Income Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $1,580,547. Net unrealized appreciation of investment securities for tax purposes was $15,223,000, consisting of unrealized gains of $21,645,000 on securities that had risen in value since their purchase and $6,422,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	June 26, 2015[1] to
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	41,996	44,137
Issued in Lieu of Cash Distributions	599	106
Redeemed	(6,253)	(934)
Net Increase (Decrease) in Shares Outstanding	36,342	43,309
1 Inception.

At March 31, 2016, one shareholder was the record or beneficial owner of 26% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

Institutional Target Retirement Income Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	1	—	10,543
Vanguard Short-Term
Inflation-Protected Securities
Index Fund	141,569	120,707	1,675	—	—	264,257
Vanguard Total Bond Market II
Index Fund	313,346	290,706	21,411	5,814	765	589,398
Vanguard Total International Bond
Index Fund	133,965	120,923	4,000	1,917	—	257,611
Vanguard Total International Stock
Index Fund	101,436	94,895	9,120	1,753	—	189,077
Vanguard Total Stock Market
Index Fund	152,504	145,149	25,302	2,590	—	284,884
Total	842,820	772,380	61,508	12,075	765	1,595,770
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2010 Fund

Fund Profile
As of March 31, 2016

Total Fund Characteristics
Ticker Symbol	VIRTX
30-Day SEC Yield	1.92%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	36.0%
Vanguard Total Stock Market Index Fund
Institutional Shares	19.7
Vanguard Total International Bond Index
Fund Admiral Shares	16.0
Vanguard Short-Term Inflation-Protected
Securities Index Fund Admiral Shares	15.2
Vanguard Total International Stock Index
Fund Investor Shares	13.1

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2010 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2016, the acquired fund fees and expenses were 0.10%.

Institutional Target Retirement 2010 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): June 26, 2015, Through March 31, 2016

Total Returns: Period Ended March 31, 2016

				Since Inception
	Inception Date	Income	Capital	Total
Institutional Target
Retirement 2010 Fund	6/26/2015	0.69%	-0.13%	0.56%

See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement 2010 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.7%)
U.S. Stock Fund (19.6%)
Vanguard Total Stock Market Index Fund Institutional Shares	5,589,859	285,306

International Stock Fund (13.0%)
Vanguard Total International Stock Index Fund Investor Shares	13,130,367	189,340

U.S. Bond Funds (51.2%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	48,184,559	523,284
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	8,936,449	219,926
		743,210
International Bond Fund (15.9%)
Vanguard Total International Bond Index Fund Admiral Shares	10,636,471	231,450
Total Investment Companies (Cost $1,437,060)		1,449,306

		Amount
		($000)
Other Assets and Liabilities (0.3%)
Other Assets
Receivables for Accrued Income		1,209
Receivables for Capital Shares Issued		56,265
Total Other Assets		57,474
Liabilities
Payables for Investment Securities Purchased		(50,123)
Payables for Capital Shares Redeemed		(590)
Other Liabilities		(2,485)
Total Liabilities		(53,198)
Net Assets (100%)
Applicable to 72,771,575 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,453,582
Net Asset Value Per Share		$19.97

Institutional Target Retirement 2010 Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,435,797
Undistributed Net Investment Income	5,310
Accumulated Net Realized Gains	229
Unrealized Appreciation (Depreciation)	12,246
Net Assets	1,453,582

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2010 Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Income Distributions Received	11,062
Net Investment Income—Note B	11,062
Realized Net Gain (Loss)
Capital Gain Distributions Received	644
Affiliated Investment Securities Sold	(293)
Realized Net Gain (Loss)	351
Change in Unrealized Appreciation (Depreciation) of Investment Securities	30,681
Net Increase (Decrease) in Net Assets Resulting from Operations	42,094

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2010 Fund

Statement of Changes in Net Assets

		June 26,
	Six Months Ended	2015[1] to
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,062	2,379
Realized Net Gain (Loss)	351	58
Change in Unrealized Appreciation (Depreciation)	30,681	(18,435)
Net Increase (Decrease) in Net Assets Resulting from Operations	42,094	(15,998)
Distributions
Net Investment Income	(8,112)	—
Realized Capital Gain[2]	(179)	—
Total Distributions	(8,291)	—
Capital Share Transactions
Issued	722,298	819,881
Issued in Lieu of Cash Distributions	8,286	—
Redeemed	(95,635)	(19,053)
Net Increase (Decrease) from Capital Share Transactions	634,949	800,828
Total Increase (Decrease)	668,752	784,830
Net Assets
Beginning of Period	784,830	—
End of Period[3]	1,453,582	784,830
1 Inception.
2 Includes fiscal 2016 and 2015 short-term gain distributions totaling $119,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,310,000 and $2,360,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2010 Fund

Financial Highlights

	Six Months	June 26,
	Ended	2015[1] to
	March 31,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$19.40	$20.00
Investment Operations
Net Investment Income	.187 [2]	.115[2]
Capital Gain Distributions Received	.011[2]	—
Net Realized and Unrealized Gain (Loss) on Investments	.511	(.715)
Total from Investment Operations	.709	(.600)
Distributions
Dividends from Net Investment Income	(.136)	—
Distributions from Realized Capital Gains	(.003)	—
Total Distributions	(.139)	—
Net Asset Value, End of Period	$19.97	$19.40

Total Return	3.67%	-3.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,454	$785
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	1.91%	2.02%[3]
Portfolio Turnover Rate	10%	3%
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2010 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2010 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Institutional Target Retirement 2010 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $1,437,060,000. Net unrealized appreciation of investment securities for tax purposes was $12,246,000, consisting of unrealized gains of $19,059,000 on securities that had risen in value since their purchase and $6,813,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	June 26, 2015[1] to
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	36,788	41,427
Issued in Lieu of Cash Distributions	422	—
Redeemed	(4,900)	(966)
Net Increase (Decrease) in Shares Outstanding	32,310	40,461
1 Inception.

At March 31, 2016, one shareholder was the record or beneficial owner of 34% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

Institutional Target Retirement 2010 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	1	—	—
Vanguard Short-Term
Inflation-Protected Securities
Index Fund	116,769	104,636	4,477	—	—	219,926
Vanguard Total Bond Market II
Index Fund	278,485	254,158	15,223	5,010	644	523,284
Vanguard Total International Bond
Index Fund	119,137	106,802	300	1,639	—	231,450
Vanguard Total International Stock
Index Fund	107,919	86,614	7,678	1,782	—	189,340
Vanguard Total Stock Market
Index Fund	162,215	140,155	30,293	2,630	—	285,306
Total	784,525	692,365	57,971	11,062	644	1,449,306
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2015 Fund

Fund Profile
As of March 31, 2016

Total Fund Characteristics
Ticker Symbol	VITVX
30-Day SEC Yield	2.04%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	30.6%
Vanguard Total Stock Market Index Fund
Institutional Shares	28.1
Vanguard Total International Stock Index
Fund Investor Shares	18.8
Vanguard Total International Bond Index
Fund Admiral Shares	13.4
Vanguard Short-Term Inflation-Protected
Securities Index Fund Admiral Shares	9.1

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2015 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2016, the acquired fund fees and expenses were 0.10%.

Institutional Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): June 26, 2015, Through March 31, 2016

For a benchmark description, see the Glossary.
Note: For 2016, performance data reflect the six months ended March 31, 2016.

Total Returns: Period Ended March 31, 2016

				Since Inception
	Inception Date	Income	Capital	Total
Institutional Target
Retirement 2015 Fund	6/26/2015	0.76%	-1.49%	-0.73%

See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement 2015 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.5%)
U.S. Stock Fund (27.9%)
Vanguard Total Stock Market Index Fund Institutional Shares	26,346,988	1,344,750

International Stock Fund (18.7%)
Vanguard Total International Stock Index Fund Investor Shares	62,582,560	902,441

U.S. Bond Funds (39.5%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	135,366,905	1,470,084
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	17,727,950	436,285
		1,906,369
International Bond Fund (13.4%)
Vanguard Total International Bond Index Fund Admiral Shares	29,575,085	643,554
Total Investment Companies (Cost $4,779,290)		4,797,114

		Amount
		($000)
Other Assets and Liabilities (0.5%)
Other Assets
Receivables for Accrued Income		3,419
Receivables for Capital Shares Issued		116,606
Total Other Assets		120,025
Liabilities
Payables for Investment Securities Purchased		(92,555)
Payables for Capital Shares Redeemed		(303)
Other Liabilities		(3,863)
Total Liabilities		(96,721)
Net Assets (100%)
Applicable to 244,651,810 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		4,820,418
Net Asset Value Per Share		$19.70

Institutional Target Retirement 2015 Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	4,784,136
Undistributed Net Investment Income	18,622
Accumulated Net Realized Losses	(164)
Unrealized Appreciation (Depreciation)	17,824
Net Assets	4,820,418

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2015 Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Income Distributions Received	40,335
Net Investment Income—Note B	40,335
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,859
Affiliated Investment Securities Sold	(1,915)
Realized Net Gain (Loss)	(56)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	116,661
Net Increase (Decrease) in Net Assets Resulting from Operations	156,940

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2015 Fund

Statement of Changes in Net Assets

		June 26,
	Six Months Ended	2015[1] to
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	40,335	9,769
Realized Net Gain (Loss)	(56)	100
Change in Unrealized Appreciation (Depreciation)	116,661	(98,837)
Net Increase (Decrease) in Net Assets Resulting from Operations	156,940	(88,968)
Distributions
Net Investment Income	(31,436)	—
Realized Capital Gain[2]	(207)	—
Total Distributions	(31,643)	—
Capital Share Transactions
Issued	2,162,464	2,926,694
Issued in Lieu of Cash Distributions	31,604	—
Redeemed	(289,150)	(47,523)
Net Increase (Decrease) from Capital Share Transactions	1,904,918	2,879,171
Total Increase (Decrease)	2,030,215	2,790,203
Net Assets
Beginning of Period	2,790,203	—
End of Period[3]	4,820,418	2,790,203
1 Inception.
2 Includes fiscal 2016 and 2015 short-term gain distributions totaling $207,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $18,622,000 and $9,723,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2015 Fund

Financial Highlights

	Six Months	June 26,
	Ended	2015[1] to
	March 31,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$19.06	$20.00
Investment Operations
Net Investment Income	.198 [2]	.124[2]
Capital Gain Distributions Received	.009 [2]	—
Net Realized and Unrealized Gain (Loss) on Investments	.586	(1.064)
Total from Investment Operations	.793	(.940)
Distributions
Dividends from Net Investment Income	(.152)	—
Distributions from Realized Capital Gains	(.001)	—
Total Distributions	(.153)	—
Net Asset Value, End of Period	$19.70	$19.06

Total Return	4.17%	-4.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,820	$2,790
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.04%	2.21%[3]
Portfolio Turnover Rate	11%	1%
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Institutional Target Retirement 2015 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $4,779,290,000. Net unrealized appreciation of investment securities for tax purposes was $17,824,000, consisting of unrealized gains of $55,593,000 on securities that had risen in value since their purchase and $37,769,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	June 26, 2015[1] to
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	111,691	148,822
Issued in Lieu of Cash Distributions	1,623	—
Redeemed	(15,051)	(2,433)
Net Increase (Decrease) in Shares Outstanding	98,263	146,389
1 Inception.

At March 31, 2016, one shareholder was the record or beneficial owner of 33% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

Institutional Target Retirement 2015 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	1	—	—
Vanguard Short-Term
Inflation-Protected Securities
Fund	239,804	213,141	22,506	—	—	436,285
Vanguard Total Bond Market II
Index Fund	833,132	683,066	62,298	14,418	1,859	1,470,084
Vanguard Total International
Bond Index Fund	356,208	279,548	8,520	4,734	—	643,554
Vanguard Total International
Stock Index Fund	542,515	376,657	27,189	8,525	—	902,441
Vanguard Total Stock Market
Index Fund	815,601	559,227	96,018	12,657	—	1,344,750
Total	2,787,260	2,111,639	216,531	40,335	1,859	4,797,114
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions have occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2020 Fund

Fund Profile
As of March 31, 2016

Total Fund Characteristics
Ticker Symbol	VITWX
30-Day SEC Yield	2.16%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	34.9%
Vanguard Total Bond Market II Index Fund
Investor Shares	27.9
Vanguard Total International Stock Index
Fund Investor Shares	23.1
Vanguard Total International Bond Index
Fund Admiral Shares	12.5
Vanguard Short-Term Inflation-Protected
Securities Index Fund Admiral Shares	1.6

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2020 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2016, the acquired fund fees and expenses were 0.10%.

Institutional Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): June 26, 2015, Through March 31, 2016

For a benchmark description, see the Glossary.
Note: For 2016, performance data reflect the six months ended March 31, 2016.

Total Returns: Period Ended March 31, 2016

				Since Inception
	Inception Date	Income	Capital	Total
Institutional Target
Retirement 2020 Fund	6/26/2015	0.82%	-2.34%	-1.52%

See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement 2020 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.7%)
U.S. Stock Fund (34.7%)
Vanguard Total Stock Market Index Fund Institutional Shares	61,212,514	3,124,287

International Stock Fund (23.0%)
Vanguard Total International Stock Index Fund Investor Shares	143,436,673	2,068,357

U.S. Bond Funds (29.5%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	230,661,588	2,504,985
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	5,930,826	145,957
		2,650,942
International Bond Fund (12.5%)
Vanguard Total International Bond Index Fund Admiral Shares	51,629,855	1,123,465
Total Investment Companies (Cost $8,939,296)		8,967,051
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.495% (Cost $370)	369,769	370
Total Investments (99.7%) (Cost $8,939,666)		8,967,421

		Amount
		($000)
Other Assets and Liabilities (0.3%)
Other Assets
Receivables for Accrued Income		5,915
Receivables for Capital Shares Issued		253,826
Total Other Assets		259,741
Liabilities
Payables for Investment Securities Purchased		(223,080)
Payables for Capital Shares Redeemed		(9,389)
Other Liabilities		(3)
Total Liabilities		(232,472)
Net Assets (100%)
Applicable to 460,546,577 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		8,994,690
Net Asset Value Per Share		$19.53

Institutional Target Retirement 2020 Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	8,928,079
Undistributed Net Investment Income	36,728
Accumulated Net Realized Gains	2,128
Unrealized Appreciation (Depreciation)	27,755
Net Assets	8,994,690

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2020 Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Income Distributions Received	79,287
Other Income	62
Net Investment Income—Note B	79,349
Realized Net Gain (Loss)
Capital Gain Distributions Received	3,134
Affiliated Investment Securities Sold	(569)
Realized Net Gain (Loss)	2,565
Change in Unrealized Appreciation (Depreciation) of Investment Securities	223,826
Net Increase (Decrease) in Net Assets Resulting from Operations	305,740

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2020 Fund

Statement of Changes in Net Assets

		June 26,
	Six Months Ended	2015[1] to
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	79,349	18,060
Realized Net Gain (Loss)	2,565	312
Change in Unrealized Appreciation (Depreciation)	223,826	(196,071)
Net Increase (Decrease) in Net Assets Resulting from Operations	305,740	(177,699)
Distributions
Net Investment Income	(60,615)	—
Realized Capital Gain[2]	(748)	—
Total Distributions	(61,363)	—
Capital Share Transactions
Issued	4,120,699	5,067,821
Issued in Lieu of Cash Distributions	61,249	—
Redeemed	(266,900)	(54,857)
Net Increase (Decrease) from Capital Share Transactions	3,915,048	5,012,964
Total Increase (Decrease)	4,159,425	4,835,265
Net Assets
Beginning of Period	4,835,265	—
End of Period[3]	8,994,690	4,835,265
1 Inception.
2 Includes fiscal 2016 and 2015 short-term gain distributions totaling $374,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $36,728,000 and $17,994,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2020 Fund

Financial Highlights

	Six Months	June 26,
	Ended	2015[1] to
	March 31,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$18.84	$20.00
Investment Operations
Net Investment Income	. 213 [2]	.138[2]
Capital Gain Distributions Received	.008 [2]	—
Net Realized and Unrealized Gain (Loss) on Investments	.633	(1.298)
Total from Investment Operations	.854	(1.160)
Distributions
Dividends from Net Investment Income	(.162)	—
Distributions from Realized Capital Gains	(.002)	—
Total Distributions	(.164)	—
Net Asset Value, End of Period	$19.53	$18.84

Total Return	4.54%	-5.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,995	$4,835
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.13%	2.48%[3]
Portfolio Turnover Rate	11%	2%
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Institutional Target Retirement 2020 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $8,939,666,000. Net unrealized appreciation of investment securities for tax purposes was $27,755,000, consisting of unrealized gains of $101,938,000 on securities that had risen in value since their purchase and $74,183,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	June 26, 2015[1] to
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	214,730	259,546
Issued in Lieu of Cash Distributions	3,164	—
Redeemed	(14,050)	(2,843)
Net Increase (Decrease) in Shares Outstanding	203,844	256,703
1 Inception.

At March 31, 2016, one shareholder was the record or beneficial owner of 36% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

Institutional Target Retirement 2020 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	4	—	370
Vanguard Short-Term
Inflation-Protected Securities
Index Fund	38,623	152,469	46,855	—	—	145,957
Vanguard Total Bond Market II
Index Fund	1,354,847	1,221,491	99,760	24,316	3,134	2,504,985
Vanguard Total International
Bond Index Fund	579,463	522,365	6,100	7,978	—	1,123,465
Vanguard Total International
Stock Index Fund	1,141,341	921,124	17,757	18,885	—	2,068,357
Vanguard Total Stock Market
Index Fund	1,715,727	1,361,600	94,784	28,104	—	3,124,287
Total	4,830,001	4,179,049	265,256	79,287	3,134	8,967,421
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2025 Fund

Fund Profile
As of March 31, 2016

Total Fund Characteristics
Ticker Symbol	VRIVX
30-Day SEC Yield	2.19%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	39.6%
Vanguard Total International Stock Index
Fund Investor Shares	26.3
Vanguard Total Bond Market II Index Fund
Investor Shares	23.5
Vanguard Total International Bond Index
Fund Admiral Shares	10.6

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2025 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2016, the acquired fund fees and expenses were 0.10%.

Institutional Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): June 26, 2015, Through March 31, 2016

For a benchmark description, see the Glossary.
Note: For 2016, performance data reflect the six months ended March 31, 2016.

Total Returns: Period Ended March 31, 2016

				Since Inception
	Inception Date	Income	Capital	Total
Institutional Target
Retirement 2025 Fund	6/26/2015	0.82%	-3.14%	-2.32%

See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement 2025 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.7%)
U.S. Stock Fund (39.5%)
Vanguard Total Stock Market Index Fund Institutional Shares	78,780,410	4,020,952

International Stock Fund (26.2%)
Vanguard Total International Stock Index Fund Investor Shares	184,645,023	2,662,581

U.S. Bond Fund (23.5%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	219,639,672	2,385,287

International Bond Fund (10.5%)
Vanguard Total International Bond Index Fund Admiral Shares	49,241,497	1,071,495
Total Investment Companies (Cost $10,132,500)		10,140,315

		Amount
		($000)
Other Assets and Liabilities (0.3%)
Other Assets
Receivables for Accrued Income		5,610
Receivables for Capital Shares Issued		265,838
Total Other Assets		271,448
Liabilities
Payables for Investment Securities Purchased		(225,261)
Payables for Capital Shares Redeemed		(11,268)
Other Liabilities		(548)
Total Liabilities		(237,077)
Net Assets (100%)
Applicable to 525,257,727 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		10,174,686
Net Asset Value Per Share		$19.37

Institutional Target Retirement 2025 Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	10,122,957
Undistributed Net Investment Income	41,071
Accumulated Net Realized Gains	2,843
Unrealized Appreciation (Depreciation)	7,815
Net Assets	10,174,686

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2025 Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Income Distributions Received	89,385
Net Investment Income—Note B	89,385
Realized Net Gain (Loss)
Capital Gain Distributions Received	2,885
Affiliated Investment Securities Sold	251
Realized Net Gain (Loss)	3,136
Change in Unrealized Appreciation (Depreciation) of Investment Securities	266,135
Net Increase (Decrease) in Net Assets Resulting from Operations	358,656

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2025 Fund

Statement of Changes in Net Assets

		June 26,
	Six Months Ended	2015[1] to
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	89,385	20,998
Realized Net Gain (Loss)	3,136	127
Change in Unrealized Appreciation (Depreciation)	266,135	(258,320)
Net Increase (Decrease) in Net Assets Resulting from Operations	358,656	(237,195)
Distributions
Net Investment Income	(69,282)	—
Realized Capital Gain[2]	(420)	—
Total Distributions	(69,702)	—
Capital Share Transactions
Issued	4,639,554	5,632,871
Issued in Lieu of Cash Distributions	69,540	—
Redeemed	(185,595)	(33,443)
Net Increase (Decrease) from Capital Share Transactions	4,523,499	5,599,428
Total Increase (Decrease)	4,812,453	5,362,233
Net Assets
Beginning of Period	5,362,233	—
End of Period[3]	10,174,686	5,362,233

1 Inception.
2 Includes fiscal 2016 and 2015 short-term gain distributions totaling $420,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $41,071,000 and $20,968,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2025 Fund

Financial Highlights

	Six Months	June 26,
	Ended	2015[1] to
	March 31,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$18.65	$20.00
Investment Operations
Net Investment Income	. 212 [2]	.140[2]
Capital Gain Distributions Received	.007[2]	—
Net Realized and Unrealized Gain (Loss) on Investments	.667	(1.490)
Total from Investment Operations	.886	(1.350)
Distributions
Dividends from Net Investment Income	(.165)	—
Distributions from Realized Capital Gains	(.001)	—
Total Distributions	(.166)	—
Net Asset Value, End of Period	$19.37	$18.65

Total Return	4.76%	-6.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,175	$5,362
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.24%	2.52%[3]
Portfolio Turnover Rate	5%	1%
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Institutional Target Retirement 2025 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $10,132,500,000. Net unrealized appreciation of investment securities for tax purposes was $7,815,000, consisting of unrealized gains of $104,399,000 on securities that had risen in value since their purchase and $96,584,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	June 26, 2015[1] to
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	243,984	289,240
Issued in Lieu of Cash Distributions	3,609	—
Redeemed	(9,828)	(1,747)
Net Increase (Decrease) in Shares Outstanding	237,765	287,493
1 Inception.

At March 31, 2016, one shareholder was the record or beneficial owner of 33% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

Institutional Target Retirement 2025 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1,149	NA1	NA1	7	—	—
Vanguard Total Bond Market II
Index Fund	1,240,362	1,244,000	125,931	22,686	2,885	2,385,287
Vanguard Total International
Bond Index Fund	530,530	523,020	8,000	7,431	—	1,071,495
Vanguard Total International
Stock Index Fund	1,429,484	1,202,730	778	23,815	—	2,662,581
Vanguard Total Stock Market
Index Fund	2,148,480	1,743,413	53,381	35,446	—	4,020,952
Total	5,350,005	4,713,163	188,090	89,385	2,885	10,140,315
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2030 Fund

Fund Profile
As of March 31, 2016

Total Fund Characteristics
Ticker Symbol	VTTWX
30-Day SEC Yield	2.21%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	44.3%
Vanguard Total International Stock Index
Fund Investor Shares	29.2
Vanguard Total Bond Market II Index Fund
Investor Shares	18.3
Vanguard Total International Bond Index
Fund Admiral Shares	8.2

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2030 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2016, the acquired fund fees and expenses were 0.10%.

58

Institutional Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): June 26, 2015, Through March 31, 2016

For a benchmark description, see the Glossary.
Note: For 2016, performance data reflect the six months ended March 31, 2016.

Total Returns: Period Ended March 31, 2016

				Since Inception
	Inception Date	Income	Capital	Total
Institutional Target
Retirement 2030 Fund	6/26/2015	0.81%	-3.99%	-3.18%

See Financial Highlights for dividend and capital gains information.

59

Institutional Target Retirement 2030 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.7%)
U.S. Stock Fund (44.0%)
Vanguard Total Stock Market Index Fund Institutional Shares	74,584,187	3,806,777

International Stock Fund (29.2%)
Vanguard Total International Stock Index Fund Investor Shares	174,731,400	2,519,627

U.S. Bond Fund (18.3%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	145,389,533	1,578,930

International Bond Fund (8.2%)
Vanguard Total International Bond Index Fund Admiral Shares	32,653,450	710,539
Total Investment Companies (Cost $8,614,905)		8,615,873
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.495% (Cost $283)	282,787	283
Total Investments (99.7%) (Cost $8,615,188)		8,616,156

		Amount
		($000)
Other Assets and Liabilities (0.3%)
Other Assets
Receivables for Accrued Income		3,714
Receivables for Capital Shares Issued		229,301
Total Other Assets		233,015
Liabilities
Payables for Investment Securities Purchased		(192,291)
Payables for Capital Shares Redeemed		(11,866)
Other Liabilities		(3)
Total Liabilities		(204,160)
Net Assets (100%)
Applicable to 450,341,276 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		8,645,011
Net Asset Value Per Share		$19.20

60

Institutional Target Retirement 2030 Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	8,607,432
Undistributed Net Investment Income	34,649
Accumulated Net Realized Gains	1,962
Unrealized Appreciation (Depreciation)	968
Net Assets	8,645,011

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

61

Institutional Target Retirement 2030 Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Income Distributions Received	75,501
Other Income	126
Net Investment Income—Note B	75,627
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,888
Affiliated Investment Securities Sold	163
Realized Net Gain (Loss)	2,051
Change in Unrealized Appreciation (Depreciation) of Investment Securities	229,177
Net Increase (Decrease) in Net Assets Resulting from Operations	306,855

See accompanying Notes, which are an integral part of the Financial Statements.

62

Institutional Target Retirement 2030 Fund

Statement of Changes in Net Assets

		June 26,
	Six Months Ended	2015[1] to
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	75,627	17,322
Realized Net Gain (Loss)	2,051	269
Change in Unrealized Appreciation (Depreciation)	229,177	(228,209)
Net Increase (Decrease) in Net Assets Resulting from Operations	306,855	(210,618)
Distributions
Net Investment Income	(58,300)	—
Realized Capital Gain[2]	(358)	—
Total Distributions	(58,658)	—
Capital Share Transactions
Issued	4,057,364	4,664,363
Issued in Lieu of Cash Distributions	58,472	—
Redeemed	(150,275)	(22,492)
Net Increase (Decrease) from Capital Share Transactions	3,965,561	4,641,871
Total Increase (Decrease)	4,213,758	4,431,253
Net Assets
Beginning of Period	4,431,253	—
End of Period[3]	8,645,011	4,431,253
1 Inception.
2 Includes fiscal 2016 and 2015 short-term gain distributions totaling $358,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $34,649,000 and $17,322,000.

See accompanying Notes, which are an integral part of the Financial Statements.

63

Institutional Target Retirement 2030 Fund

Financial Highlights

	Six Months	June 26,
	Ended	2015[1] to
	March 31,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$18.45	$20.00
Investment Operations
Net Investment Income	. 212 [2]	.145[2]
Capital Gain Distributions Received	.005 [2]	—
Net Realized and Unrealized Gain (Loss) on Investments	.697	(1.695)
Total from Investment Operations	.914	(1.550)
Distributions
Dividends from Net Investment Income	(.163)	—
Distributions from Realized Capital Gains	(.001)	—
Total Distributions	(.164)	—
Net Asset Value, End of Period	$19.20	$18.45

Total Return	4.96%	-7.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,645	$4,431
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.25%	2.64%[3]
Portfolio Turnover Rate	4%	1%
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

64

Institutional Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

65

Institutional Target Retirement 2030 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $8,615,188,000. Net unrealized appreciation of investment securities for tax purposes was $968,000, consisting of unrealized gains of $82,829,000 on securities that had risen in value since their purchase and $81,861,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	June 26, 2015[1] to
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	215,202	241,310
Issued in Lieu of Cash Distributions	3,052	—
Redeemed	(8,036)	(1,186)
Net Increase (Decrease) in Shares Outstanding	210,218	240,124
1 Inception.

At March 31, 2016, one shareholder was the record or beneficial owner of 35% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

66

Institutional Target Retirement 2030 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1,392	NA1	NA1	7	—	283
Vanguard Total Bond Market II
Index Fund	793,825	859,429	92,461	14,808	1,888	1,578,930
Vanguard Total International
Bond Index Fund	339,132	365,776	11,500	4,848	—	710,539
Vanguard Total International
Stock Index Fund	1,313,362	1,182,239	5,590	22,501	—	2,519,627
Vanguard Total Stock Market
Index Fund	1,974,456	1,704,686	36,821	33,337	—	3,806,777
Total	4,422,167	4,112,130	146,372	75,501	1,888	8,616,156
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

67

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

68

Six Months Ended March 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2015	3/31/2016	Period
Based on Actual Fund Return
Institutional Target Retirement Income Fund	$1,000.00	$1,035.41	$0.51
Institutional Target Retirement 2010 Fund	$1,000.00	$1,036.67	$0.51
Institutional Target Retirement 2015 Fund	$1,000.00	$1,041.70	$0.51
Institutional Target Retirement 2020 Fund	$1,000.00	$1,045.41	$0.51
Institutional Target Retirement 2025 Fund	$1,000.00	$1,047.55	$0.51
Institutional Target Retirement 2030 Fund	$1,000.00	$1,049.56	$0.51
Based on Hypothetical 5% Yearly Return
Institutional Target Retirement Income Fund	$1,000.00	$1,024.50	$0.51
Institutional Target Retirement 2010 Fund	$1,000.00	$1,024.50	$0.51
Institutional Target Retirement 2015 Fund	$1,000.00	$1,024.50	$0.51
Institutional Target Retirement 2020 Fund	$1,000.00	$1,024.50	$0.51
Institutional Target Retirement 2025 Fund	$1,000.00	$1,024.50	$0.51
Institutional Target Retirement 2030 Fund	$1,000.00	$1,024.50	$0.51

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.10%, 0.10%, 0.10%, 0.10%, 0.10%, and 0.10%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

69

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Institutional Target Retirement Funds has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the investment management services provided to the funds and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the performance of the funds since their inceptions, including any periods of outperformance or underperformance relative to a benchmark index and peer groups. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that the funds’ acquired fund fees and expenses were well below the expense ratios charged by funds in their respective peer groups. The funds do not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the funds invest has advisory expenses well below the relevant peer-group average. Information about the funds’ acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board did not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that Vanguard’s at-cost arrangements with the Institutional Target Retirement Funds and their underlying funds ensures that the funds will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

70

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Benchmark Information

Target 2010 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

71

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

72

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

73

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	Chairman Emeritus and Senior Advisor
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College and	Chief Executive Officer and President, 1996–2008
Chairman of its Finance and Enrollment Committee;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center.
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6732 052016

Semiannual Report | March 31, 2016

Vanguard Institutional Target Retirement Funds

Vanguard Institutional Target Retirement 2035 Fund

Vanguard Institutional Target Retirement 2040 Fund

Vanguard Institutional Target Retirement 2045 Fund

Vanguard Institutional Target Retirement 2050 Fund

Vanguard Institutional Target Retirement 2055 Fund

Vanguard Institutional Target Retirement 2060 Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Institutional Target Retirement 2035 Fund.	8
Institutional Target Retirement 2040 Fund.	18
Institutional Target Retirement 2045 Fund.	28
Institutional Target Retirement 2050 Fund.	38
Institutional Target Retirement 2055 Fund.	48
Institutional Target Retirement 2060 Fund.	58
About Your Fund’s Expenses.	68
Trustees Approve Advisory Arrangements.	70
Glossary.	71

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2016
Total
Returns
Vanguard Institutional Target Retirement 2035 Fund	5.06%
Target 2035 Composite Index	5.40
Mixed-Asset Target 2035 Funds Average	4.29
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2040 Fund	5.14%
Target 2040 Composite Index	5.58
Mixed-Asset Target 2040 Funds Average	4.23
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2045 Fund	5.15%
Target 2045 Composite Index	5.59
Mixed-Asset Target 2045 Funds Average	4.45
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2050 Fund	5.20%
Target 2050 Composite Index	5.59
Mixed-Asset Target 2050 Funds Average	4.36
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2055 Fund	5.13%
Target 2055 Composite Index	5.59
Mixed-Asset Target 2055+ Funds Average	4.44
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Institutional Target Retirement 2060 Fund	5.12%
Target 2060 Composite Index	5.59
Mixed-Asset Target 2055+ Funds Average	4.44
Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

1

Chairman’s Letter

Dear Shareholder,

Despite considerable stock market volatility, U.S. stocks notched strong gains—more than double that of international stocks—for the six months ended March 31, 2016. On the fixed income side, international bonds fared best. U.S. bonds, meanwhile, generated solid results.

Each of the six Vanguard Institutional Target Retirement Funds covered in this report—those with retirement dates of 2035 through 2060—returned about 5% for the fiscal period. (The Institutional Target Retirement Income Fund and the funds with retirement dates of 2010 through 2030 are covered in a separate report.)

Stocks charted an uneven course en route to a solid outcome
The broad U.S. stock market returned about 7% for the six months. The period began and ended strongly, with fluctuations in the middle as China’s economic slowdown and falling oil and commodity prices worried investors.

Stocks rallied in March as investors again seemed encouraged by news about monetary policy. The Federal Reserve indicated, after a mid-March meeting, that it would raise interest rates fewer times in 2016 than previously anticipated.

International stocks returned about 3% for the period.

2

Bonds produced gains following a subpar start
After posting weak results for the first three months of the period, bonds managed solid gains in the final three. The broad U.S. taxable bond market returned 2.44% for the fiscal half year.

With stocks volatile and the Fed proceeding cautiously with rate hikes, bonds proved attractive. The yield of the 10-year U.S. Treasury note closed at 1.77% at the end of March, down from 2.05% six months earlier. (Bond prices and yields move in opposite directions.)

Returns for money market funds and savings accounts remained limited by the Fed’s target rate of 0.25%–0.5%—still low despite rising a quarter percentage point in December.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.90%. International bonds benefited as foreign currencies strengthened against the dollar, a turnabout from the trend of recent years. Even in local currencies, however, international bond returns were solidly positive, boosted in part by additional stimulus measures in Europe and Asia to combat weak growth and low inflation.

Market Barometer

			Total Returns
		Periods Ended March 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	7.75%	0.50%	11.35%
Russell 2000 Index (Small-caps)	2.02	-9.76	7.20
Russell 3000 Index (Broad U.S. market)	7.30	-0.34	11.01
FTSE All-World ex US Index (International)	3.09	-8.53	0.70

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.44%	1.96%	3.78%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.20	3.98	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.04

CPI
Consumer Price Index	0.08%	0.85%	1.28%

3

The upside of rising rates for target-date investors

Target-date fund investors may wonder about the potential effect of rising interest rates on bond prices—especially as the funds shift their allocations toward more bonds.

Initially, as interest rates rise, the market value of bonds in a portfolio will decline, bringing their yields closer to those of newer issues. However, the opportunity to reinvest cash flow into higher-yielding bonds over time can benefit investors who can wait.

Consider a hypothetical example of an intermediate-term investment-grade bond fund with an initial yield of 2.25%. Assume rates rise by a quarter percentage point every January and
July from 2016 through 2019, ending at 4.25%. The cumulative total return would be negative through the first quarter of 2018. But by mid-2023, the fund’s total return would be higher than if rates hadn’t changed. It’s important to note that the pace and magnitude of rate increases would affect the time until breakeven.

And keep in mind that bond prices tend to be less volatile than those of stocks. That’s why target-date funds increase their bond holdings as the retirement date approaches.

The silver lining of higher yields
Cumulative rate of return

Notes: This hypothetical example shows the impact for a generic intermediate-term bond fund not included in the Target Retirement Funds.
It illustrates the fund’s performance if the Federal Reserve raised interest rates by a quarter percentage point every January and July from
2016 through 2019. Intermediate-term rates are assumed to rise by the same amount. The bond fund has a duration of 5.5 years. (Duration is a measure of the sensitivity of bond—and bond mutual fund—prices to interest rate movements.)
Source: Vanguard.

4

All underlying funds advanced, led by the broad U.S. stock fund
Vanguard Institutional Target Retirement Funds offer investors a broadly diversified portfolio within a single fund that adjusts its underlying asset mix over time. Each fund invests in some of Vanguard’s broadest index funds, providing investors access to thousands of U.S. and international stocks and bonds.

The asset allocation in these “funds-of-funds” gradually shifts from stocks to bonds and becomes more conservative as investors approach retirement. (I will discuss this shift in asset allocation later in this letter.) Once its target date is reached, each fund continues to adjust until it enters an income phase, when the portfolio will convert to the Institutional Target Retirement Income Fund. The Income Fund, which has a static allocation of about 70% bonds and 30% stocks, is mostly focused on helping investors generate income and preserve their wealth.

The funds covered in this report are designed for investors who plan to retire sometime after 2030. Because these funds aim to invest for long-term growth, they have a larger allocation to stocks than their more conservative counterparts with earlier target dates.

Among the funds’ four underlying investments, Vanguard Total Stock Market Index Fund performed best, with a 7.27% return. Its international counterpart, Vanguard Total International Stock Index Fund, returned 2.50%. Stocks from emerging markets and from developed markets of the Pacific region outperformed European stocks, which were nearly flat.

On the fixed income side, Vanguard Total International Bond Index Fund was the stronger performer, returning 3.95% (after hedging against currency fluctuations). The funds’ U.S. bond holdings, represented by Vanguard Total Bond Market II Index Fund, returned 2.31%. (For a hypothetical example of how a Fed rate hike might affect a generic bond fund, see box on page 4.)

Target-date funds automatically rebalance an investor’s portfolio
Investing in a balanced, diversified portfolio is one of the best ways to help prepare for retirement. However, for some investors, maintaining that carefully designed portfolio through disciplined rebalancing is easier said than done.

Rebalancing is about controlling risk by keeping a portfolio in line with an investor’s target asset allocation. But it can feel counterintuitive to shift assets away from areas that have been performing well toward those that have fallen behind.

5

Vanguard Institutional Target Retirement Funds address this challenge by offering investors broadly diversified all-in-one portfolios that automatically rebalance over time. But, as I mentioned, instead of returning the portfolios to their original asset allocations, Institutional Target Retirement Funds gradually shift to a more conservative mix of stocks and bonds as investors approach retirement.

This continuing shift is called the glide path. The approach helps ensure that investors have more stocks in their portfolio when they are younger—and can presumably take on more risk—and more bonds and short-term reserves as they get closer to or enter retirement. The stock portion of the fund’s asset mix will never fully go away, but it will be reduced significantly after an investor retires.

A target-retirement fund’s automatic rebalancing feature can have a significant effect on the risks and returns of a portfolio. Without rebalancing, market fluctuations will alter the asset mix for investors, potentially leaving them with a riskier portfolio than they intended. (Investors can read more in Vanguard’s Approach to Target-Date Funds at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 18, 2016

6

Your Fund’s Performance at a Glance
September 30, 2015, Through March 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Institutional Target Retirement 2035 Fund	$18.27	$19.03	$0.164	$0.000
Institutional Target Retirement 2040 Fund	$18.08	$18.85	$0.161	$0.000
Institutional Target Retirement 2045 Fund	$18.07	$18.84	$0.162	$0.000
Institutional Target Retirement 2050 Fund	$18.07	$18.85	$0.160	$0.000
Institutional Target Retirement 2055 Fund	$18.08	$18.85	$0.158	$0.001
Institutional Target Retirement 2060 Fund	$18.07	$18.83	$0.165	$0.001

7

Institutional Target Retirement 2035 Fund

Fund Profile
As of March 31, 2016

Total Fund Characteristics
Ticker Symbol	VITFX
30-Day SEC Yield	2.23%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	48.6%
Vanguard Total International Stock Index
Fund Investor Shares	32.3
Vanguard Total Bond Market II Index Fund
Investor Shares	13.2
Vanguard Total International Bond Index
Fund Admiral Shares	5.9

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2035 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2016, the acquired fund fees and expenses were 0.10%.

8

Institutional Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): June 26, 2015, Through March 31, 2016

Total Returns: Period Ended March 31, 2016

				Since Inception
	Inception Date	Income	Capital	Total
Institutional Target
Retirement 2035 Fund	6/26/2015	0.82%	-4.85%	-4.03%

See Financial Highlights for dividend and capital gains information.

9

Institutional Target Retirement 2035 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.5%)
U.S. Stock Fund (48.4%)
Vanguard Total Stock Market Index Fund Institutional Shares	75,218,007	3,839,127

International Stock Fund (32.1%)
Vanguard Total International Stock Index Fund Investor Shares	177,050,504	2,553,068

U.S. Bond Fund (13.2%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	96,236,726	1,045,131

International Bond Fund (5.8%)
Vanguard Total International Bond Index Fund Admiral Shares	21,331,598	464,176
Total Investments (99.5%) (Cost $7,918,679)		7,901,502

		Amount
		($000)
Other Assets and Liabilities (0.5%)
Other Assets
Receivables for Accrued Income		2,453
Receivables for Capital Shares Issued		159,696
Total Other Assets		162,149
Liabilities
Payables for Investment Securities Purchased		(118,216)
Payables for Capital Shares Redeemed		(7,893)
Other Liabilities		(235)
Total Liabilities		(126,344)
Net Assets (100%)
Applicable to 417,106,174 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		7,937,307
Net Asset Value Per Share		$19.03

10

Institutional Target Retirement 2035 Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	7,921,923
Undistributed Net Investment Income	31,225
Accumulated Net Realized Gains	1,336
Unrealized Appreciation (Depreciation)	(17,177)
Net Assets	7,937,307

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Institutional Target Retirement 2035 Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Income Distributions Received	69,157
Net Investment Income—Note B	69,157
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,229
Affiliated Investment Securities Sold	96
Realized Net Gain (Loss)	1,325
Change in Unrealized Appreciation (Depreciation) of Investment Securities	223,002
Net Increase (Decrease) in Net Assets Resulting from Operations	293,484

See accompanying Notes, which are an integral part of the Financial Statements.

12

Institutional Target Retirement 2035 Fund

Statement of Changes in Net Assets

		June 26,
	Six Months Ended	2015[1] to
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	69,157	16,206
Realized Net Gain (Loss)	1,325	11
Change in Unrealized Appreciation (Depreciation)	223,002	(240,179)
Net Increase (Decrease) in Net Assets Resulting from Operations	293,484	(223,962)
Distributions
Net Investment Income	(54,138)	—
Realized Capital Gain	—	—
Total Distributions	(54,138)	—
Capital Share Transactions
Issued	3,739,395	4,281,978
Issued in Lieu of Cash Distributions	53,955	—
Redeemed	(132,319)	(21,086)
Net Increase (Decrease) from Capital Share Transactions	3,661,031	4,260,892
Total Increase (Decrease)	3,900,377	4,036,930
Net Assets
Beginning of Period	4,036,930	—
End of Period[2]	7,937,307	4,036,930
1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $31,225,000 and $16,206,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Institutional Target Retirement 2035 Fund

Financial Highlights

	Six Months	June 26,
	Ended	2015[1] to
	March 31,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$18.27	$20.00
Investment Operations
Net Investment Income	. 210 [2]	.142[2]
Capital Gain Distributions Received	.004	—
Net Realized and Unrealized Gain (Loss) on Investments	.710	(1.872)
Total from Investment Operations	.924	(1.730)
Distributions
Dividends from Net Investment Income	(.164)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.164)	—
Net Asset Value, End of Period	$19.03	$18.27

Total Return	5.06%	-8.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,937	$4,037
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.25%	2.62%[3]
Portfolio Turnover Rate	2%	0%
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Institutional Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

15

Institutional Target Retirement 2035 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $7,918,679,000. Net unrealized depreciation of investment securities for tax purposes was $17,177,000, consisting of unrealized gains of $68,096,000 on securities that had risen in value since their purchase and $85,273,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	June 26, 2015[1] to
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	200,416	222,104
Issued in Lieu of Cash Distributions	2,831	—
Redeemed	(7,128)	(1,117)
Net Increase (Decrease) in Shares Outstanding	196,119	220,987
1 Inception.

16

Institutional Target Retirement 2035 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	2,065	NA1	NA1	7	—	—
Vanguard Total Bond Market II
Index Fund	512,800	566,134	45,623	9,657	1,229	1,045,131
Vanguard Total International
Bond Index Fund	218,725	237,227	3,000	3,168	—	464,176
Vanguard Total International
Stock Index Fund	1,318,190	1,203,646	—	22,670	—	2,553,068
Vanguard Total Stock Market
Index Fund	1,980,900	1,690,005	600	33,655	—	3,839,127
Total	4,032,680	3,697,012	49,223	69,157	1,229	7,901,502
1 Not applicable—purchases and sales are for temporary cash investment purposes.

At March 31, 2016, one shareholder was the record or beneficial owner of 33% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2040 Fund

Fund Profile
As of March 31, 2016

Total Fund Characteristics
Ticker Symbol	VIRSX
30-Day SEC Yield	2.25%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	53.1%
Vanguard Total International Stock Index
Fund Investor Shares	35.3
Vanguard Total Bond Market II Index Fund
Investor Shares	8.0
Vanguard Total International Bond Index
Fund Admiral Shares	3.6

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2040 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2016, the acquired fund fees and expenses were 0.10%.

18

Institutional Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): June 26, 2015, Through March 31, 2016

Total Returns: Period Ended March 31, 2016

				Since Inception
	Inception Date	Income	Capital	Total
Institutional Target
Retirement 2040 Fund	6/26/2015	0.80%	-5.75%	-4.95%

See Financial Highlights for dividend and capital gains information.

19

Institutional Target Retirement 2040 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.6%)
U.S. Stock Fund (53.0%)
Vanguard Total Stock Market Index Fund Institutional Shares	66,678,337	3,403,262

International Stock Fund (35.1%)
Vanguard Total International Stock Index Fund Investor Shares	156,372,256	2,254,888

U.S. Bond Fund (7.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	46,964,525	510,035

International Bond Fund (3.6%)
Vanguard Total International Bond Index Fund Admiral Shares	10,497,045	228,416
Total Investments (99.6%) (Cost $6,409,891)		6,396,601

		Amount
		($000)
Other Assets and Liabilities (0.4%)
Other Assets
Receivables for Accrued Income		1,194
Receivables for Capital Shares Issued		134,497
Total Other Assets		135,691
Liabilities
Payables for Investment Securities Purchased		(102,384)
Payables for Capital Shares Redeemed		(7,368)
Other Liabilities		(1,107)
Total Liabilities		(110,859)
Net Assets (100%)
Applicable to 340,614,772 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		6,421,433
Net Asset Value Per Share		$18.85

20

Institutional Target Retirement 2040 Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	6,409,197
Undistributed Net Investment Income	24,936
Accumulated Net Realized Gains	590
Unrealized Appreciation (Depreciation)	(13,290)
Net Assets	6,421,433

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

21

Institutional Target Retirement 2040 Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Income Distributions Received	55,579
Net Investment Income—Note B	55,579
Realized Net Gain (Loss)
Capital Gain Distributions Received	584
Affiliated Investment Securities Sold	(1)
Realized Net Gain (Loss)	583
Change in Unrealized Appreciation (Depreciation) of Investment Securities	174,030
Net Increase (Decrease) in Net Assets Resulting from Operations	230,192

See accompanying Notes, which are an integral part of the Financial Statements.

22

Institutional Target Retirement 2040 Fund

Statement of Changes in Net Assets

		June 26,
	Six Months Ended	2015[1] to
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	55,579	12,225
Realized Net Gain (Loss)	583	7
Change in Unrealized Appreciation (Depreciation)	174,030	(187,320)
Net Increase (Decrease) in Net Assets Resulting from Operations	230,192	(175,088)
Distributions
Net Investment Income	(42,868)	—
Realized Capital Gain	—	—
Total Distributions	(42,868)	—
Capital Share Transactions
Issued	3,277,808	3,224,917
Issued in Lieu of Cash Distributions	42,639	—
Redeemed	(117,849)	(18,318)
Net Increase (Decrease) from Capital Share Transactions	3,202,598	3,206,599
Total Increase (Decrease)	3,389,922	3,031,511
Net Assets
Beginning of Period	3,031,511	—
End of Period[2]	6,421,433	3,031,511
1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $24,936,000 and $12,225,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Institutional Target Retirement 2040 Fund

Financial Highlights

	Six Months	June 26,
	Ended	2015[1] to
	March 31,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$18.08	$20.00
Investment Operations
Net Investment Income	. 210 [2]	.151[2]
Capital Gain Distributions Received	.002 [2]	—
Net Realized and Unrealized Gain (Loss) on Investments	.719	(2.071)
Total from Investment Operations	.931	(1.920)
Distributions
Dividends from Net Investment Income	(.161)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.161)	—
Net Asset Value, End of Period	$18.85	$18.08

Total Return	5.14%	-9.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,421	$3,032
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.27	2.81%[3]
Portfolio Turnover Rate	0%	1%
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Institutional Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

25

Institutional Target Retirement 2040 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $6,409,891,000. Net unrealized depreciation of investment securities for tax purposes was $13,290,000, consisting of unrealized gains of $52,998,000 on securities that had risen in value since their purchase and $66,288,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	June 26, 2015[1] to
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	177,100	168,671
Issued in Lieu of Cash Distributions	2,249	—
Redeemed	(6,427)	(979)
Net Increase (Decrease) in Shares Outstanding	172,922	167,692
1 Inception.

26

Institutional Target Retirement 2040 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	346	NA1	NA1	6	—	—
Vanguard Total Bond Market II
Index Fund	226,547	278,446	817	4,597	584	510,035
Vanguard Total International
Bond Index Fund	96,424	126,653	—	1,496	—	228,416
Vanguard Total International
Stock Index Fund	1,079,927	1,151,490	—	19,901	—	2,254,888
Vanguard Total Stock Market
Index Fund	1,622,736	1,641,816	650	29,579	—	3,403,262
Total	3,025,980	3,198,405	1,467	55,579	584	6,396,601
1 Not applicable—purchases and sales are for temporary cash investment purposes.

At March 31, 2016, one shareholder was the record or beneficial owner of 33% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

27

Institutional Target Retirement 2045 Fund

Fund Profile
As of March 31, 2016

Total Fund Characteristics
Ticker Symbol	VITLX
30-Day SEC Yield	2.25%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	54.1%
Vanguard Total International Stock Index
Fund Investor Shares	35.8
Vanguard Total Bond Market II Index Fund
Investor Shares	7.0
Vanguard Total International Bond Index
Fund Admiral Shares	3.1

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2045 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2016, the acquired fund fees and expenses were 0.10%.

28

Institutional Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): June 26, 2015, Through March 31, 2016

Total Returns: Period Ended March 31, 2016

				Since Inception
	Inception Date	Income	Capital	Total
Institutional Target
Retirement 2045 Fund	6/26/2015	0.80%	-5.80%	-5.00%

See Financial Highlights for dividend and capital gains information.

29

Institutional Target Retirement 2045 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.4%)
U.S. Stock Fund (53.8%)
Vanguard Total Stock Market Index Fund Institutional Shares	52,651,642	2,687,340

International Stock Fund (35.6%)
Vanguard Total International Stock Index Fund Investor Shares	123,457,545	1,780,258

U.S. Bond Fund (6.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	31,786,026	345,196

International Bond Fund (3.1%)
Vanguard Total International Bond Index Fund Admiral Shares	7,047,347	153,350
Total Investments (99.4%) (Cost $4,980,116)		4,966,144

		Amount
		($000)
Other Assets and Liabilities (0.6%)
Other Assets
Receivables for Accrued Income		822
Receivables for Capital Shares Issued		104,940
Total Other Assets		105,762
Liabilities
Payables for Investment Securities Purchased		(71,396)
Payables for Capital Shares Redeemed		(6,223)
Other Liabilities		(324)
Total Liabilities		(77,943)
Net Assets (100%)
Applicable to 265,029,480 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		4,993,963
Net Asset Value Per Share		$18.84

30

Institutional Target Retirement 2045 Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	4,988,292
Undistributed Net Investment Income	19,221
Accumulated Net Realized Gains	422
Unrealized Appreciation (Depreciation)	(13,972)
Net Assets	4,993,963

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

31

Institutional Target Retirement 2045 Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Income Distributions Received	42,761
Net Investment Income—Note B	42,761
Realized Net Gain (Loss)
Capital Gain Distributions Received	419
Affiliated Investment Securities Sold	(2)
Realized Net Gain (Loss)	417
Change in Unrealized Appreciation (Depreciation) of Investment Securities	134,746
Net Increase (Decrease) in Net Assets Resulting from Operations	177,924

See accompanying Notes, which are an integral part of the Financial Statements.

32

Institutional Target Retirement 2045 Fund

Statement of Changes in Net Assets

		June 26,
	Six Months Ended	2015[1] to
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	42,761	9,577
Realized Net Gain (Loss)	417	5
Change in Unrealized Appreciation (Depreciation)	134,746	(148,718)
Net Increase (Decrease) in Net Assets Resulting from Operations	177,924	(139,136)
Distributions
Net Investment Income	(33,117)	—
Realized Capital Gain	—	—
Total Distributions	(33,117)	—
Capital Share Transactions
Issued	2,583,967	2,469,343
Issued in Lieu of Cash Distributions	33,014	—
Redeemed	(84,904)	(13,128)
Net Increase (Decrease) from Capital Share Transactions	2,532,077	2,456,215
Total Increase (Decrease)	2,676,884	2,317,079
Net Assets
Beginning of Period	2,317,079	—
End of Period[2]	4,993,963	2,317,079
1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $19,221,000 and $9,577,000.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Institutional Target Retirement 2045 Fund

Financial Highlights

	Six Months	June 26,
	Ended	2015[1] to
	March 31,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$18.07	$20.00
Investment Operations
Net Investment Income	. 210 [2]	.149[2]
Capital Gain Distributions Received	.002	—
Net Realized and Unrealized Gain (Loss) on Investments	.720	(2.079)
Total from Investment Operations	.932	(1.930)
Distributions
Dividends from Net Investment Income	(.162)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.162)	—
Net Asset Value, End of Period	$18.84	$18.07

Total Return	5.15%	-9.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,994	$2,317
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.28%	2.79%[3]
Portfolio Turnover Rate	0%	0%
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Institutional Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

35

Institutional Target Retirement 2045 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $4,980,116,000. Net unrealized depreciation of investment securities for tax purposes was $13,972,000, consisting of unrealized gains of $38,467,000 on securities that had risen in value since their purchase and $52,439,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	June 26, 2015[1] to
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	139,678	128,933
Issued in Lieu of Cash Distributions	1,741	—
Redeemed	(4,627)	(696)
Net Increase (Decrease) in Shares Outstanding	136,792	128,237
1 Inception.

36

Institutional Target Retirement 2045 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	1,965	NA1	NA1	6	—	—
Vanguard Total Bond Market II
Index Fund	160,753	183,426	2,965	3,209	419	345,196
Vanguard Total International
Bond Index Fund	68,451	81,207	—	1,051	—	153,350
Vanguard Total International
Stock Index Fund	831,050	930,058	—	15,425	—	1,780,258
Vanguard Total Stock Market
Index Fund	1,249,582	1,329,838	—	23,070	—	2,687,340
Total	2,311,801	2,524,529	2,965	42,761	419	4,966,144
1 Not applicable—purchases and sales are for temporary cash investment purposes.

At March 31, 2016, one shareholder was the record or beneficial owner of 28% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

37

Institutional Target Retirement 2050 Fund

Fund Profile
As of March 31, 2016

Total Fund Characteristics
Ticker Symbol	VTRLX
30-Day SEC Yield	2.25%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	54.2%
Vanguard Total International Stock Index
Fund Investor Shares	35.8
Vanguard Total Bond Market II Index Fund
Investor Shares	6.9
Vanguard Total International Bond Index
Fund Admiral Shares	3.1

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2050 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2016, the acquired fund fees and expenses were 0.10%.

38

Institutional Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): June 26, 2015, Through March 31, 2016

Total Returns: Period Ended March 31, 2016

				Since Inception
	Inception Date	Income	Capital	Total
Institutional Target
Retirement 2050 Fund	6/26/2015	0.80%	-5.75%	-4.95%

See Financial Highlights for dividend and capital gains information.

39

Institutional Target Retirement 2050 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.7%)
U.S. Stock Fund (54.0%)
Vanguard Total Stock Market Index Fund Institutional Shares	31,435,750	1,604,481

International Stock Fund (35.7%)
Vanguard Total International Stock Index Fund Investor Shares	73,469,116	1,059,424

U.S. Bond Fund (6.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	18,871,178	204,941

International Bond Fund (3.1%)
Vanguard Total International Bond Index Fund Admiral Shares	4,215,766	91,735
Total Investments (99.7%) (Cost $2,963,247)		2,960,581

		Amount
		($000)
Other Assets and Liabilities (0.3%)
Other Assets
Receivables for Accrued Income		486
Receivables for Capital Shares Issued		67,080
Total Other Assets		67,566
Liabilities
Payables for Investment Securities Purchased		(53,260)
Payables for Capital Shares Redeemed		(4,178)
Other Liabilities		(225)
Total Liabilities		(57,663)
Net Assets (100%)
Applicable to 157,622,786 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,970,484
Net Asset Value Per Share		$18.85

40

Institutional Target Retirement 2050 Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	2,961,546
Undistributed Net Investment Income	11,371
Accumulated Net Realized Gains	233
Unrealized Appreciation (Depreciation)	(2,666)
Net Assets	2,970,484

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

41

Institutional Target Retirement 2050 Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Income Distributions Received	24,596
Net Investment Income—Note B	24,596
Realized Net Gain (Loss)
Capital Gain Distributions Received	233
Affiliated Investment Securities Sold	(1)
Realized Net Gain (Loss)	232
Change in Unrealized Appreciation (Depreciation) of Investment Securities	75,647
Net Increase (Decrease) in Net Assets Resulting from Operations	100,475

See accompanying Notes, which are an integral part of the Financial Statements.

42

Institutional Target Retirement 2050 Fund

Statement of Changes in Net Assets

		June 26,
	Six Months Ended	2015[1] to
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,596	5,118
Realized Net Gain (Loss)	232	1
Change in Unrealized Appreciation (Depreciation)	75,647	(78,313)
Net Increase (Decrease) in Net Assets Resulting from Operations	100,475	(73,194)
Distributions
Net Investment Income	(18,343)	—
Realized Capital Gain	—	—
Total Distributions	(18,343)	—
Capital Share Transactions
Issued	1,668,470	1,341,784
Issued in Lieu of Cash Distributions	18,188	—
Redeemed	(56,934)	(9,962)
Net Increase (Decrease) from Capital Share Transactions	1,629,724	1,331,822
Total Increase (Decrease)	1,711,856	1,258,628
Net Assets
Beginning of Period	1,258,628	—
End of Period[2]	2,970,484	1,258,628
1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $11,371,000 and $5,118,000.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Institutional Target Retirement 2050 Fund

Financial Highlights

	Six Months	June 26,
	Ended	2015[1] to
	March 31,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$18.07	$20.00
Investment Operations
Net Investment Income	. 210 [2]	.149[2]
Capital Gain Distributions Received	.002 [2]	—
Net Realized and Unrealized Gain (Loss) on Investments	.728	(2.079)
Total from Investment Operations	.940	(1.930)
Distributions
Dividends from Net Investment Income	(.160)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.160)	—
Net Asset Value, End of Period	$18.85	$18.07

Total Return	5.20%	-9.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,970	$1,259
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.29%	2.81%[3]
Portfolio Turnover Rate	0%	1%
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Institutional Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

45

Institutional Target Retirement 2050 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $2,963,247,000. Net unrealized depreciation of investment securities for tax purposes was $2,666,000, consisting of unrealized gains of $24,438,000 on securities that had risen in value since their purchase and $27,104,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	June 26, 2015[1] to
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	90,109	70,183
Issued in Lieu of Cash Distributions	959	—
Redeemed	(3,095)	(533)
Net Increase (Decrease) in Shares Outstanding	87,973	69,650
1 Inception.

At March 31, 2016, one shareholder was the record or beneficial owner of 26% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

46

Institutional Target Retirement 2050 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	734	NA1	NA1	4	—	—
Vanguard Total Bond Market II
Index Fund	87,453	115,100	46	1,844	233	204,941
Vanguard Total International
Bond Index Fund	37,205	52,359	—	597	—	91,735
Vanguard Total International
Stock Index Fund	451,990	596,849	—	8,822	—	1,059,424
Vanguard Total Stock Market
Index Fund	679,621	864,455	51	13,329	—	1,604,481
Total	1,257,003	1,628,763	97	24,596	233	2,960,581
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions have occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

47

Institutional Target Retirement 2055 Fund

Fund Profile
As of March 31, 2016

Total Fund Characteristics
Ticker Symbol	VIVLX
30-Day SEC Yield	2.25%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	54.0%
Vanguard Total International Stock Index
Fund Investor Shares	35.9
Vanguard Total Bond Market II Index Fund
Investor Shares	7.1
Vanguard Total International Bond Index
Fund Admiral Shares	3.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2055 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2016, the acquired fund fees and expenses were 0.10%.

48

Institutional Target Retirement 2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): June 26, 2015, Through March 31, 2016

Total Returns: Period Ended March 31, 2016

				Since Inception
	Inception Date	Income	Capital	Total
Institutional Target
Retirement 2055 Fund	6/26/2015	0.79%	-5.75%	-4.96%

See Financial Highlights for dividend and capital gains information.

49

Institutional Target Retirement 2055 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.6%)
U.S. Stock Fund (53.9%)
Vanguard Total Stock Market Index Fund Institutional Shares	10,007,843	510,800

International Stock Fund (35.7%)
Vanguard Total International Stock Index Fund Investor Shares	23,469,130	338,425

U.S. Bond Fund (7.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	6,130,192	66,574

International Bond Fund (3.0%)
Vanguard Total International Bond Index Fund Admiral Shares	1,296,044	28,202
Total Investments Companies (99.6%) (Cost $940,472)		944,001

		Amount
		($000)
Other Assets and Liabilities (0.4%)
Other Assets
Receivables for Accrued Income		154
Receivables for Capital Shares Issued		24,248
Total Other Assets		24,402
Liabilities
Payables for Investment Securities Purchased		(6,072)
Payables for Capital Shares Redeemed		(1,682)
Other Liabilities		(12,651)
Total Liabilities		(20,405)
Net Assets (100%)
Applicable to 50,297,689 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		947,998
Net Asset Value Per Share		$18.85

50

Institutional Target Retirement 2055 Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	940,849
Undistributed Net Investment Income	3,585
Accumulated Net Realized Gains	35
Unrealized Appreciation (Depreciation)	3,529
Net Assets	947,998

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

51

Institutional Target Retirement 2055 Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Income Distributions Received	7,610
Net Investment Income—Note B	7,610
Realized Net Gain (Loss)
Capital Gain Distributions Received	72
Affiliated Investment Securities Sold	(2)
Realized Net Gain (Loss)	70
Change in Unrealized Appreciation (Depreciation) of Investment Securities	24,863
Net Increase (Decrease) in Net Assets Resulting from Operations	32,543

See accompanying Notes, which are an integral part of the Financial Statements.

52

Institutional Target Retirement 2055 Fund

Statement of Changes in Net Assets

		June 26,
	Six Months Ended	2015[1] to
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,610	1,519
Realized Net Gain (Loss)	70	—
Change in Unrealized Appreciation (Depreciation)	24,863	(21,334)
Net Increase (Decrease) in Net Assets Resulting from Operations	32,543	(19,815)
Distributions
Net Investment Income	(5,544)	—
Realized Capital Gain[2]	(35)	—
Total Distributions	(5,579)	—
Capital Share Transactions
Issued	568,684	396,960
Issued in Lieu of Cash Distributions	5,531	—
Redeemed	(26,215)	(4,111)
Net Increase (Decrease) from Capital Share Transactions	548,000	392,849
Total Increase (Decrease)	574,964	373,034
Net Assets
Beginning of Period	373,034	—
End of Period[3]	947,998	373,034
1 Inception.
2 Includes fiscal 2016 and 2015 short-term gain distributions totaling $35,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,585,000 and $1,519,000.

See accompanying Notes, which are an integral part of the Financial Statements.

53

Institutional Target Retirement 2055 Fund

Financial Highlights

	Six Months	June 26,
	Ended	2015[1] to
	March 31,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$18.08	$20.00
Investment Operations
Net Investment Income	. 211[2]	.157[2]
Capital Gain Distributions Received	.002 [2]	—
Net Realized and Unrealized Gain (Loss) on Investments	.716	(2.077)
Total from Investment Operations	.929	(1.920)
Distributions
Dividends from Net Investment Income	(.158)	—
Distributions from Realized Capital Gains	(.001)	—
Total Distributions	(.159)	—
Net Asset Value, End of Period	$18.85	$18.08

Total Return	5.13%	-9.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$948	$373
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.31%	3.05%[3]
Portfolio Turnover Rate	0%	1%
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

54

Institutional Target Retirement 2055 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

55

Institutional Target Retirement 2055 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $940,472,000. Net unrealized appreciation of investment securities for tax purposes was $3,529,000, consisting of unrealized gains of $9,803,000 on securities that had risen in value since their purchase and $6,274,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	June 26, 2015[1] to
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	30,796	20,856
Issued in Lieu of Cash Distributions	292	—
Redeemed	(1,428)	(218)
Net Increase (Decrease) in Shares Outstanding	29,660	20,638
1 Inception.

56

Institutional Target Retirement 2055 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	2	—	—
Vanguard Total Bond Market II
Index Fund	25,919	40,022	139	561	72	66,574
Vanguard Total International
Bond Index Fund	11,079	16,446	—	183	—	28,202
Vanguard Total International
Stock Index Fund	133,894	200,555	—	2,723	—	338,425
Vanguard Total Stock Market
Index Fund	201,284	290,435	355	4,141	—	510,800
Total	372,176	547,458	494	7,610	72	944,001
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

Institutional Target Retirement 2060 Fund

Fund Profile
As of March 31, 2016

Total Fund Characteristics
Ticker Symbol	VILVX
30-Day SEC Yield	2.25%
Acquired Fund Fees and Expenses[1]	0.10%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Institutional Shares	54.1%
Vanguard Total International Stock Index
Fund Investor Shares	35.9
Vanguard Total Bond Market II Index Fund
Investor Shares	6.9
Vanguard Total International Bond Index
Fund Admiral Shares	3.1

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 28, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Institutional Target Retirement 2060 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2016, the acquired fund fees and expenses were 0.10%.

Institutional Target Retirement 2060 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): June 26, 2015, Through March 31, 2016

Total Returns: Period Ended March 31, 2016

				Since Inception
	Inception Date	Income	Capital	Total
Institutional Target
Retirement 2060 Fund	6/26/2015	0.82%	-5.85%	-5.03%

See Financial Highlights for dividend and capital gains information.

Institutional Target Retirement 2060 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.5%)
U.S. Stock Fund (53.8%)
Vanguard Total Stock Market Index Fund Institutional Shares	2,266,045	115,659

International Stock Fund (35.7%)
Vanguard Total International Stock Index Fund Investor Shares	5,315,984	76,657

U.S. Bond Fund (6.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	1,357,317	14,740

International Bond Fund (3.1%)
Vanguard Total International Bond Index Fund Admiral Shares	309,046	6,725
Total Investment Companies (Cost $214,340)		213,781
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.495% (Cost $297)	296,933	297
Total Investments (99.6%) (Cost $214,637)		214,078

		Amount
		($000)
Other Assets and Liabilities (0.4%)
Other Assets
Receivables for Accrued Income		35
Receivables for Capital Shares Issued		5,915
Total Other Assets		5,950
Liabilities
Payables for Investment Securities Purchased		(4,891)
Payables for Capital Shares Redeemed		(194)
Total Liabilities		(5,085)
Net Assets (100%)
Applicable to 11,414,322 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		214,943
Net Asset Value Per Share		$18.83

Institutional Target Retirement 2060 Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	214,729
Undistributed Net Investment Income	817
Accumulated Net Realized Losses	(44)
Unrealized Appreciation (Depreciation)	(559)
Net Assets	214,943

• See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2060 Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Income Distributions Received	1,738
Net Investment Income—Note B	1,738
Realized Net Gain (Loss)
Capital Gain Distributions Received	16
Affiliated Investment Securities Sold	(51)
Realized Net Gain (Loss)	(35)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	5,946
Net Increase (Decrease) in Net Assets Resulting from Operations	7,649

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2060 Fund

Statement of Changes in Net Assets

		June 26,
	Six Months Ended	2015[1] to
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,738	393
Realized Net Gain (Loss)	(35)	(1)
Change in Unrealized Appreciation (Depreciation)	5,946	(6,505)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,649	(6,113)
Distributions
Net Investment Income	(1,314)	—
Realized Capital Gain[2]	(8)	—
Total Distributions	(1,322)	—
Capital Share Transactions
Issued	125,690	103,763
Issued in Lieu of Cash Distributions	1,322	—
Redeemed	(13,165)	(2,881)
Net Increase (Decrease) from Capital Share Transactions	113,847	100,882
Total Increase (Decrease)	120,174	94,769
Net Assets
Beginning of Period	94,769	—
End of Period[3]	214,943	94,769
1 Inception.
2 Includes fiscal 2016 and 2015 short-term gain distributions totaling $8,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $817,000 and $393,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2060 Fund

Financial Highlights

	Six Months	June 26,
	Ended	2015[1] to
	March 31,	Sept. 30,
For a Share Outstanding Throughout Each Period	2016	2015
Net Asset Value, Beginning of Period	$18.07	$20.00
Investment Operations
Net Investment Income	. 207 [2]	.135[2]
Capital Gain Distributions Received	.002 [2]	—
Net Realized and Unrealized Gain (Loss) on Investments	.717	(2.065)
Total from Investment Operations	.926	(1.930)
Distributions
Dividends from Net Investment Income	(.165)	—
Distributions from Realized Capital Gains	(.001)	—
Total Distributions	(.166)	—
Net Asset Value, End of Period	$18.83	$18.07

Total Return	5.12%	-9.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$215	$95
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.26%	2.53%[3]
Portfolio Turnover Rate	5%	4%
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Target Retirement 2060 Fund

Notes to Financial Statements

Vanguard Institutional Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended March 31, 2016, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Institutional Target Retirement 2060 Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2016, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2016, the cost of investment securities for tax purposes was $214,637,000. Net unrealized depreciation of investment securities for tax purposes was $559,000, consisting of unrealized gains of $1,674,000 on securities that had risen in value since their purchase and $2,233,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Six Months Ended	June 26, 2015[1] to
	March 31, 2016	September 30, 2015
	Shares	Shares
	(000)	(000)
Issued	6,818	5,395
Issued in Lieu of Cash Distributions	70	—
Redeemed	(718)	(151)
Net Increase (Decrease) in Shares Outstanding	6,170	5,244
1 Inception.

At March 31, 2016, one shareholder was the record or beneficial owner of 30% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might lead to the realization of taxable capital gains.

Institutional Target Retirement 2060 Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			March 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	133	NA1	NA1	1	—	297
Vanguard Total Bond Market II
Index Fund	6,596	9,141	1,170	131	16	14,740
Vanguard Total International
Bond Index Fund	2,816	4,168	415	43	—	6,725
Vanguard Total International
Stock Index Fund	34,059	42,385	725	617	—	76,657
Vanguard Total Stock Market
Index Fund	51,191	61,417	1,577	946	—	115,659
Total	94,795	117,111	3,887	1,738	16	214,078
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund's expenses are expressed as a percentage of its average net assets. The Institutional Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2015	3/31/2016	Period
Based on Actual Fund Return
Institutional Target Retirement 2035 Fund	$1,000.00	$1,050.56	$0.51
Institutional Target Retirement 2040 Fund	$1,000.00	$1,051.44	$0.51
Institutional Target Retirement 2045 Fund	$1,000.00	$1,051.52	$0.51
Institutional Target Retirement 2050 Fund	$1,000.00	$1,051.97	$0.51
Institutional Target Retirement 2055 Fund	$1,000.00	$1,051.33	$0.51
Institutional Target Retirement 2060 Fund	$1,000.00	$1,051.19	$0.51
Based on Hypothetical 5% Yearly Return
Institutional Target Retirement 2035 Fund	$1,000.00	$1,024.50	$0.51
Institutional Target Retirement 2040 Fund	$1,000.00	$1,024.50	$0.51
Institutional Target Retirement 2045 Fund	$1,000.00	$1,024.50	$0.51
Institutional Target Retirement 2050 Fund	$1,000.00	$1,024.50	$0.51
Institutional Target Retirement 2055 Fund	$1,000.00	$1,024.50	$0.51
Institutional Target Retirement 2060 Fund	$1,000.00	$1,024.50	$0.51

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.10%, 0.10%, 0.10%, 0.10%, 0.10%, and 0.10%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Institutional Target Retirement Funds has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard)—through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the investment management services provided to the funds and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the performance of the funds since their inceptions, including any periods of outperformance or underperformance relative to a benchmark index and peer groups. The board concluded that the performance was such that the advisory arrangements should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that the funds’ acquired fund fees and expenses were well below the expense ratios charged by funds in their respective peer groups. The funds do not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the funds invest has advisory expenses well below the relevant peer-group average. Information about the funds’ acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board did not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that Vanguard’s at-cost arrangements with the Institutional Target Retirement Funds and their underlying funds ensures that the funds will realize economies of scale as the assets of the underlying funds grow, with the cost to shareholders declining as assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Benchmark Information

Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior Management Team
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer	Chairman Emeritus and Senior Advisor
(retired 2010) of Corning Incorporated (communications
equipment); Trustee of Colby-Sawyer College and	John J. Brennan
Chairman of its Finance and Enrollment Committee;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center.
Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6732B 052016

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: May 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: May 18, 2016

VANGUARD CHESTER FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: May 18, 2016

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.